Exhibit 4.7

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                    National RMBS Trust 2004-1
                    Note Trust Deed

Date:               28 September 2004

Parties:            PERPETUAL TRUSTEE COMPANY LIMITED (ABN
                    42 000 001 007) having an office at Level 7, 9
                    Castlereagh Street, Sydney NSW 2000 in its capacity as trustee of the National RMBS Trust
                    2004-1 ("Issuer Trustee")
                    NATIONAL GLOBAL MBS MANAGER PTY LTD (ABN 36 102 668 226) of Level 24, 500 Bourke Street, Melbourne VIC 3000 ("Global Trust Manager")
                    THE BANK OF NEW YORK, NEW YORK, a New York banking corporation acting through its office at 101 Barclay Street, 21W, New York, New York 10286 ("Note Trustee" which expression includes all persons being the trustee of this Note Trust Deed, "Class A-1 Note Registrar" and "Class A-3 Note Registrar")

Recitals:
               A. The Issuer Trustee wishes to issue, at the direction of the Global Trust Manager, the Offshore Notes.

               B. The Note Trustee has agreed to act as Note Trustee for the Offshore Noteholders on the terms set out in this deed.

               C. This deed is an indenture qualified under, and subject to the mandatory provisions of, the Trust Indenture Act 1939 ("TIA") of the United States of America, which are incorporated by reference in and made part of this deed.

Operative provisions:

1     Definitions and Interpretation
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Definitions Schedule
               1.1 The following words have these meanings unless the contrary intention appears:

                    Class A-1 Note Owner means a Note Owner (as defined in the Definitions Schedule) in respect of the Class A-1 Notes.

                    Class A-3 Note Owner means a Note Owner (as defined in the Definitions Schedule) in respect of the Class A-3 Notes.

                    Common Depository means the common depository for Euroclear and Clearstream-Luxembourg.

                    Definitions Schedule means the deed called "National RMBS Trusts Definitions Schedule" dated 3 January 2001 and made between the companies described in schedule 1 to that deed.

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                    Depository means, in the case of:

                    (a)  the Class A-1 Notes, the US Depository; and

                    (b)  the Class A-3 Notes, the Common Depository.

                    Note Register has the meaning set out in the Agency
                    Agreement.

                    Note Registrar has the meaning set out in the Agency Agreement.

                    Offshore Noteholders has the meaning set out in the Agency Agreement.

                    Offshore Note Owner means, as the context requires, a Class A-1 Note Owner, a Class A-3 Note Owner or both.

                    Offshore Notes has the meaning set out in the Agency Agreement.

                    Opinion of Counsel means one or more written opinions of legal counsel who may, except as otherwise expressly provided in this deed, be employees of or counsel to the Issuer Trustee or Global Trust Manager on behalf of the Issuer Trustee and who shall be satisfactory to the Issuer Trustee or the Note Trustee, as applicable, and which opinion or opinions shall be addressed to the Issuer Trustee or the Note Trustee, as applicable, and shall be in form and substance satisfactory to the Issuer Trustee and the Note Trustee, as applicable.

                    Supplemental Deed means the deed entitled "National RMBS Trust 2004-1 Supplemental Deed" dated on or about the date of this deed between the Issuer Trustee, the Global Trust Manager and others.

                    Trust means the National RMBS Trust 2004-1.

                    US Depository means each organisation registered as a clearing agency pursuant to section 17A of the Exchange Act that agrees with the Global Trust Manager and the Issuer Trustee to hold Book-Entry Notes (directly or through a nominee or custodian) and initially means DTC.

               1.2 Except to the extent to which words and phrases are otherwise defined in this deed, words and phrases defined in the Definitions Schedule and the Supplemental Deed in respect of the Trust shall bear the same meaning in this deed. In the event of any inconsistency between a definition in this deed and a definition in the Definitions Schedule, the definitions in this deed will prevail. In the event of any inconsistency between a definition in the Definitions Schedule and a definition in the Supplemental Deed, the definition in the Supplemental Deed will prevail. Any amendment to the Definitions
                    Schedule will only apply to this deed if made in accordance with this deed.

               1.3 Clauses 1.2 to 1.5 (inclusive) of the Definitions Schedule are incorporated into this deed as if those clauses were set out in full.

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Interpretation
               1.4 This deed binds the Issuer Trustee, the Global Trust Manager, the Note Trustee and the Offshore
                    Noteholders.

               1.5 By executing this deed, the Note Trustee agrees that terms used in any Transaction Document have the meaning given to them in the Definitions Schedule.

Appointment of the Note Trustee
               1.6  The Note Trustee:

                    (a) is appointed to act as trustee on behalf of the Offshore Noteholders on the terms and conditions of this deed; and

                    (b)  acknowledges and declares that it:

                         (i) holds the sum of $10 received on the date of this deed; and

                         (ii) will hold the benefit of the obligations of the
                              Issuer Trustee and the Global Trust Manager under this deed and under other Transaction Documents given in favour of the Note Trustee,

                         in each case, on trust for each Offshore Noteholder, in accordance with the terms and conditions of this deed.

Interpretation of provisions incorporated from TIA
               1.7 Where a provision of the TIA is incorporated into this deed in accordance with the TIA (as described in clause 24.5) the following terms used in that provision have the following meanings in this deed:

                    "default" means an Event of Default.

                    "indenture securities" means the Offshore
                    Notes.

                    "indenture security holder" means the Offshore
                    Noteholders.

                    "indenture to be qualified" means this deed.

                    "indenture trustee" or "institutional trustee" means the Note Trustee.

                    "obligor upon the indenture securities" means the Issuer Trustee.

                    "SEC" has the meaning given to that term in the Definitions Schedule.

                    Any other term, expression or provision which is used in this deed in respect of a section or provision of the TIA and which is defined in the TIA, defined in the TIA by reference to another statute or defined by or in any rule of or issued by the SEC, will have the meaning assigned to it by such definitions. Any term or expression that is used in both:

                    (a)  (TIA): a mandatory provision of the TIA; and

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                    (b)  (This Deed): a clause of this deed that, on its face, appears to satisfy or reflect that mandatory provision of the TIA,

                    will be construed and interpreted as a Federal court of the United States of America would construe and interpret the term or expression.

Opinion of Counsel
               1.8 For the purposes of this deed, the Issuer Trustee and the Note Trustee may where necessary seek, and rely conclusively on, any Opinion of Counsel on any matters relating to or connected with the TIA or other matters relating to the Transaction Documents to which it is a party. Where the Issuer Trustee or the Note Trustee elects to seek and has sought the Opinion of Counsel it shall not be required to take any action under this deed unless and until it has received such an Opinion of Counsel. The costs of any such Opinion of Counsel will be an Expense of the Trust.

2     Covenant to Pay
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Covenant to Pay
               2.1 The Issuer Trustee at the direction of the Global Trust Manager shall on any date when any Offshore Note becomes due to be redeemed, in whole or in part, unconditionally pay to or to the order of the Note Trustee in accordance with, and subject to, the terms of the Transaction Documents in same day funds the principal of such Offshore Note becoming due on that date and shall (subject to clause 22, the terms of the Transaction Documents and the Class A Note Conditions) until payment in whole of the principal of the Offshore Note (both before and after judgment) unconditionally pay to or to the order of the Note Trustee interest on the Invested Amount of the Offshore Note as set out in the Class A Note Conditions (subject to clause 2.4), provided that:

                    (a) payment of any sum due in respect of the Offshore Notes made to a Paying Agent as provided in the Agency Agreement (unless notice in accordance with clause 3 of the Agency Agreement has been given) or to the Note Trustee in accordance with this deed shall to that extent, satisfy such obligation except to the extent that there is failure in the Paying Agent's or the Note Trustee's (as the case may be) subsequent payment to the relevant Offshore Noteholders under the Class A Note Conditions and the Agency Agreement; and

                    (b) a payment made after the due date shall be deemed to have been made when the full amount due has been received by the Paying Agent or the Note Trustee and notice to that effect has been given to the Offshore Noteholders, except to the extent that there is failure in the Paying Agent's or the Note Trustee's (as the case may be) subsequent payment to the relevant Offshore Noteholders under the Class A Note Conditions and the Agency Agreement.

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Discharge
               2.2 Subject to clause 2.1, any payment to be made in respect of the Offshore Notes by the Issuer Trustee or the Note Trustee may be made as provided in the Class A Note Conditions and any payment so made will (subject to clause 2.1) to that extent be a good discharge to the Issuer Trustee or the Note Trustee, as the case may be.

Payment after an Event of Default
               2.3 At any time after an Event of Default has occurred, the Note Trustee may take the actions referred to in clause 3 of the Agency Agreement.

Rate of Interest after an Event of Default
               2.4 If the Offshore Notes become immediately due and payable, the rate of interest payable in respect of them shall continue to be calculated by the Calculation Agent in accordance with the Class A Note Conditions (with consequential amendments as necessary) except that the rate of interest need not be published unless the Note Trustee otherwise requires. The first period in respect of which interest shall be so calculable shall commence on the expiry of the Interest Period during which the Offshore Notes become so repayable.

3     Amount, Form and issue of Offshore Notes
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Aggregate Amount and Denomination
               3.1  (a)  The Class A-1 Notes will be issued in minimum
                         denominations of US$100,000 each and multiples of US$10,000 in excess of that amount.

                    (b) The Class A-3 Notes will be issued in minimum denominations of (euro)100,000 each and multiples of
                         (euro)10,000 in excess of that amount.

Description and Form of Offshore Notes
               3.2  (a)  (Form of Offshore Notes): The Offshore Notes must be serially numbered and typewritten or printed (in the case of Book-Entry Notes) or typewritten, printed, lithographed or engraved or produced by any combination of these methods and with or without steel borders (in the case of Definitive Notes) in the form or substantially in the form set out in Schedules 1 and 2.

                    (b) (Signing of Offshore Notes): Each Offshore Note must be signed by an Authorised Person or other duly appointed attorney or representative of the Issuer Trustee on behalf of the Issuer Trustee.

                    (c) (Authentication of Offshore Notes): Each Offshore Note must be authenticated by an Authorised Person or other duly appointed representative of the Class A-1 Note Registrar (in the case of the Class A-1 Notes) or the Class A-3 Note Registrar (in the case of the Class A-3 Notes). No Offshore Note will be valid for any purpose unless and until so authenticated.

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                    (d)  (Dating of Offshore Notes): The Offshore Notes must
                         be dated the date of their authentication.

Initial issue as Book-Entry Notes
              3.3   (a)  (Issue as Book-Entry Notes): The Offshore Notes will
                         upon issue be represented by one or more Book-Entry Notes initially registered in accordance with clause 4:

                         (i) in the case of the Class A-1 Notes, in the name of Cede & Co, as nominee of DTC as the initial Depository in respect of the Class A-1 Notes; and

                         (ii) in the case of the Class A-3 Notes, in the name of
                              the nominee of the Common Depository as the initial Depository in respect of the Class A-3 Notes.

                    (b) (Delivery of Book-Entry Notes): The Issuer Trustee must on the date of this deed deliver or procure the delivery of Book-Entry Notes to the Principal Paying Agent as agent for the relevant Depository.

                    (c) (Rights attaching to Book-Entry Notes): A Book-Entry Note executed and authenticated in accordance with clause 3.2 will constitute binding and valid obligations of the Issuer Trustee. Until a Book-Entry Note has been exchanged pursuant to this deed, it shall in all respects be entitled to the same benefits as a Definitive Note except as specifically provided to the contrary in this deed or the provisions of the Book-Entry Note.

                    (d) (Exchange etc): Subject to this deed, the procedures relating to the exchange, authentication, delivery, surrender, cancellation, presentation, marking up or down of any Book-Entry Note and any other matters to be carried out by the relevant parties upon exchange of any Book-Entry Note will be made in accordance with the provisions of the Book-Entry Notes and the normal practice of the applicable Depository's nominee, the applicable Note Registrar and the rules and procedures of the Depository from time to time.

                    (e) (Dealings with Depository): Unless and until the Definitive Notes have been issued to an Offshore Note Owner pursuant to clause 3.4, the following provisions apply:

                         (i) the Issuer Trustee, the Global Trust Manager, each Agent and the Note Trustee will be entitled to deal with the applicable Depository for all purposes whatsoever (including the payment of principal of and interest on the Offshore Notes and the giving of instructions or directions under this deed) as the absolute holder of the Offshore Notes and none of the Issuer Trustee, the Global Trust Manager, any Agent or the Note Trustee will be affected by notice to the contrary;
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                         (ii) whenever a notice or other communication to the
                              Offshore Noteholders is required under this deed or any other Transaction Document all such notices and communications must be given to the applicable Depository and are not required to be given to the Offshore Note Owners;

                        (iii) the rights of Offshore Note Owners may be
                              exercised only through the applicable Depository and are limited to those established by law and agreements between such Offshore Note Owners and the applicable Depository and/or the applicable Clearing Agency Participants; and

                         (iv) the Issuer Trustee, the Global Trust Manager,
                              each Agent and the Note Trustee may conclusively rely upon any statement from the applicable Depository or any applicable Clearing Agency Participant as to the votes, instructions or directions it has received from Offshore Note Owners and/or Clearing Agency Participants.

                         To the extent that the provisions of this clause 3.3 conflict with any other provisions of this deed, the provisions of this clause 3.3 prevail.

Issue of Definitive Notes
              3.4   (a)  (Events leading to exchange):  If:

                         (i) a Depository advises the Note Trustee in writing that the Depository is no longer willing or able properly to discharge its responsibilities with respect to the relevant Offshore Notes and the Global Trust Manager is unable to locate a qualified successor to act as Depository;

                         (ii) the Global Trust Manager (at its option) advises
                              the Issuer Trustee, the Note Trustee, the Paying Agents and the Depository in writing the Definitive Notes are to be issued in replacement of the Book-Entry Notes; or

                        (iii) an Event of Default has occurred and is
                              subsisting and the Offshore Note Owners
                              representing beneficial interests aggregating to at least a majority of the A$ Equivalent of the aggregate Invested Amount of the Offshore Notes advise the Issuer Trustee through the Depository in writing that the continuation of a book entry system is no longer in the best interests of the Offshore Note Owners, then the Issuer Trustee, on the direction of the Global Trust Manager, must within 30 days of such event instruct the Depository to notify all of the appropriate Offshore Note Owners of the occurrence of any such event and of the availability of Definitive Notes to such Offshore Note Owners requesting the same. The Note Trustee must promptly advise




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                         the Issuer Trustee and the Global Trust Manager upon
                         the occurrence of an event referred to in clause 3.4(a)(i) and the Issuer Trustee must promptly advise the Note Trustee and the Global Trust Manager upon the occurrence of an event referred to in clause 3.4(a)(iii).

                         Any notices to be given to Offshore Note Owners under this clause 3.4(a) may also be published in the relevant publication referred to in Condition 11, in which event, the Global Trust Manager will arrange for such publication and will promptly notify the Note Trustee.

                    (b) (Exchange for Definitive Notes): Upon the surrender to the Issuer Trustee of Book-Entry Notes by the applicable Depository following an instruction of the Issuer Trustee pursuant to clause 3.4(a), and the delivery by that Depository of the relevant registration instructions to the Issuer Trustee, the Issuer Trustee must issue and execute and the applicable Note Registrar must authenticate and deliver Definitive Notes of the same aggregate Invested Amount as those Book-Entry Notes, replacing those Book-Entry Notes, in accordance with clause 3.2 and the instructions of that Depository. None of the Note Registrar, the Global Trust Manager, the Issuer Trustee or any Agent will be liable for any delay in delivery of such instructions and each such person may conclusively rely on, and will be protected in relying on, such instructions.

                    (c) (No other entitlement): No other Offshore Note Owner will be entitled to receive a Definitive Note representing such Offshore Note Owner's interest in an Offshore Note, except as provided in this clause 3.4.

Indemnity for non-issue of Definitive Notes
               3.5 If the Issuer Trustee is required to issue Definitive Notes following an event specified in clause 3.4 but fails to do so within 30 days of surrender to the Issuer Trustee of the Book-Entry Notes in accordance with clause 3.4 then the Issuer Trustee must, subject to clause 22, indemnify the Note Trustee, the Offshore Noteholders and Offshore Note Owners, and keep them indemnified, against any loss or damage incurred by any of them if the amount received by the Note Trustee, the Offshore Noteholders or Offshore Note Owners, respectively, is less than the amount that would have been received had Definitive Notes been issued. For so long as the Issuer Trustee discharges its obligations under this indemnity, the breach by the Issuer Trustee of the provisions of clause 3.4 shall be deemed to be cured. The Global Trust Manager must promptly advise the Issuer Trustee if it becomes actually aware of the occurrence of the relevant event.

4     Offshore Note Registers
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Maintenance of Offshore Note Registers
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               4.1  The Note Trustee must procure that each Note Register is maintained, and that Offshore Notes are transferred, exchanged, replaced, redeemed and cancelled, all in accordance with the provisions of the Offshore Notes (including the Class A Note Conditions) and the Agency Agreement. If at any time for any reason there ceases to be a person performing the functions of either Note Registrar under the Agency Agreement, the Note Trustee must act as the applicable Note Registrar and perform all of the obligations of such Note Registrar contained in the Agency Agreement.

Provision of Offshore Noteholder Information
               4.2 (Provision of Information): The Issuer Trustee must provide or procure the provision to the Note Trustee (if the Note Trustee is not the applicable Note Registrar) at intervals of not more than 6 months (commencing as from the Closing Date), and at such other times as the Note Trustee may request in writing, all information in the possession or control of the applicable Note Registrar as to the names and addresses of the applicable Offshore Noteholders, provided that the Issuer Trustee will not have any obligations pursuant to this clause 4.2 while the Offshore Notes are all Book-Entry Notes.

               4.3 (Note Trustee's Obligations): The Note Trustee must preserve, in as current form as is reasonably practicable, the names and addresses of the Offshore Noteholders provided to it pursuant to clause 4.2 or otherwise received by it in any capacity and must comply with its obligations pursuant to section 312(b) of the TIA.

               4.4 (Protection): The Issuer Trustee, the Note Trustee and each Note Registrar will have the protection of section 312(c) of the TIA in relation to the disclosure of information in accordance with clause 4.2 and 4.3.

Offshore Note Register Conclusive
               4.5 An Offshore Note is not a certificate of title and the Class A-1 Note Register is the only conclusive evidence of title to the Class A-1 Notes and the Class A-3 Note Register is the only conclusive evidence of title to the Class A-3 Notes.

5     Stamp duties
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                    The Issuer Trustee shall pay any stamp, issue,
                    documentary, registration or other duty or tax duties including interest and penalties, payable in the Commonwealth of Australia, the Australian Capital Territory, the United States of America and Luxembourg in respect of the creation, issue and offering of the Offshore Notes and the execution or delivery of this deed and each other Transaction Document. Subject to clause 22, the Issuer Trustee shall also indemnify the Note Trustee and the Offshore Noteholders from and against all stamp, issue, documentary and other registration taxes paid by any of them in any jurisdiction in connection with any action taken by or on behalf of the Note Trustee or the Offshore Noteholders and Offshore Note Owners to enforce the Issuer Trustee's obligations under this deed or the Offshore Notes.
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6     Application of moneys received by the Note Trustee
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Declaration of Trust
               6.1 All moneys received by the Note Trustee in respect of the Offshore Notes or amounts payable under this deed shall, despite any appropriation of all or part of them by the Issuer Trustee, be held by the Note Trustee on trust to apply them (subject to clause 6.2):

                    (a) first, in payment of all costs, charges, expenses and liabilities incurred by the Note Trustee (including all fees and remuneration payable to it) in carrying out its functions under this deed;

                    (b) secondly, pari passu and rateably in payment of any amounts owing in respect of the Offshore Notes; and

                    (c) thirdly, in payment of any balance to the Issuer Trustee for distribution in accordance with the Master Trust Deed and the Supplemental Deed in respect of the Trust.

                    If the Note Trustee holds any moneys in respect of Offshore Notes which have become void or in respect of which claims have become prescribed, the Note Trustee shall hold them on these trusts.

Accumulation
               6.2 If the amount of the moneys at any time (other than on a Payment Date) available for payment in respect of the Offshore Notes under clause 6.1 is less than 10 per cent of the then $A Equivalent of the aggregate Invested Amount of the Offshore Notes and upon receipt of a written direction from the Global Trust Manager specifying particular investments, the Note Trustee may invest such moneys in Authorised Investments denominated in US$ or Euros until the next Payment Date. The Note Trustee may retain such investments and accumulate the income from them until the earlier of the next Payment Date or when the investments and the accumulations, together with any other funds for the time being under its control and available for such payment, amount to at least 10 per cent of the $A Equivalent of the aggregate Invested Amount of the Offshore Notes then outstanding and then such investments, accumulations and funds (after deduction of, or provision for, any applicable taxes) shall be applied as specified in clause 6.1.

Investment
               6.3 Moneys held by the Note Trustee may be invested in its name or under its control in Authorised Investments in accordance with clause 6.2 or deposited in its name or under its control at such bank or other financial institution which has the Required Credit Rating in US$ or Euros. If that bank or institution is the Note Trustee or a subsidiary, holding or associated company of the Note Trustee, it need only account for an amount of interest equal to the largest amount of interest payable by it on such a deposit to an independent customer. The Note Trustee may at any time vary or transpose any such investments or assets, and shall not be responsible for any resulting loss, whether by depreciation in value or otherwise.
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7     Covenants
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The Issuer Trustee and the Global Trust Manager
               7.1 So long as any Offshore Note is outstanding, each of the Issuer Trustee and the Global Trust Manager severally covenants in favour of the Note Trustee that it:

                    (a) (Offshore Notes) will comply with all of its obligations under the Offshore Notes (as if the provisions of the Offshore Notes, including the Class A Note Conditions, were set out in full in this deed);

                    (b)  (Transaction Documents):

                         (i) will comply with, perform and observe all of its material obligations under all the other Transaction Documents to which it is a party; and

                         (ii) will enforce its rights under the Transaction
                              Documents in a manner consistent with its respective obligations and duties under the Transaction Documents;

                    (c) (Sarbanes-Oxley) in the case of the Global Trust Manager, use its best endeavours to procure that, each year, an independent public accountant:

                         (i) conducts an examination of the documents and records relating to the servicing by the Servicer of the Housing Loans which are assets of the Trust during the most recent calendar year ended 30
                              September, which complies with the
                              Uniform Single Attestation Program
                              for Mortgage Bankers issued by the
                              Mortgage Bankers Association of
                              America or similar procedure; and

                         (ii) delivers to the Note Trustee a compliance
                              certificate in a form agreed between the Note Trustee and the Global Trust Manager in respect of that examination, in each case such that the Global Trust Manager is able to comply with its obligations under Section 302 of the United States Sarbanes-Oxley Act of 2002 and Rules 13a-14 and 15d-14 of the United States Securities Exchange Act of 1934, provided that in the case of the Trust, the first year in which a certificate or audit report referred to above is deliverable, or an examination is required, will be 2005, or to comply with such applicable laws and regulations which may supercede the above requirements;

                    (d) (Notice of Event of Default) will notify the Note Trustee in writing promptly on becoming aware of the occurrence of any Event of Default, Global Trust Manager's Default, Servicer Termination Event, Title Perfection Event or Issuer Trustee Default;


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                    (e)  (Certificate of Compliance) will provide to the Note
                         Trustee within 120 days after the end of each financial year of the Trust (commencing on the financial year ending on 30 September 2005):

                         (i) in accordance with section 314(a)(4) of the TIA, a certificate from its principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the activities of the Issuer Trustee or the Global Trust
                              Manager, as the case may be, in
                              respect of the Trust during that
                              year and of the Issuer Trustee's or
                              Global Trust Manager's, as the case
                              may be, compliance with all
                              conditions, covenants and other
                              provisions under this deed (and
                              determined without regard to any
                              period of grace or requirement of
                              notice under this deed or any other
                              Transaction Document) and giving
                              reasonable details about any
                              non-compliance; and

                         (ii) a certificate (which may be part of the
                              certificate referred to in clause 7.1(e)(i)) from an Authorised Person of the Issuer Trustee or the Global Trust Manager, as the case may be, stating whether to the best of his or her knowledge in the period since the date of execution of this deed (in the case of the first such certificate) based on a review of the activities referred to in clause 7.1(e)(i) or since the provision of the most recent certificate under this clause 7.1(e)(ii) (in the case of any other such certificate), an Event of Default, Title Perfection Event, Servicer Termination Event, Global Trust Manager's Default or Issuer Trustee Default has occurred and, if any such event has occurred, giving reasonable details of that event;

                    (f) (notices to Offshore Noteholders) will send to the Note Trustee the form of each notice to be given to Offshore Noteholders and Offshore Note Owners and, once given, two copies of each such notice, such notice to be in a form previously approved by the Note Trustee;

                    (g) (further acts) will so far as permitted by applicable law, do such further things as may be necessary in the opinion of the Note Trustee to give effect to this deed;

                    (h) (notice of late payment) will promptly upon request by the Note Trustee, give notice to the Offshore Noteholders of any unconditional payment to the Paying Agent or the Note Trustee of any sum due in respect of the Offshore Notes made after the due date for such payment;

                    (i) (listing) will, in the case of the Global Trust Manager only, use all reasonable endeavours to maintain the listing of the Offshore Notes on the Luxembourg Stock Exchange but, if it is unable to do so, having used such endeavours, instead use all reasonable

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                                                                            13
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                         endeavours to obtain and maintain a listing of the
                         Offshore Notes on another stock exchange previously approved in writing by the Note Trustee and, if necessary, following that quotation or listing enter into a deed supplemental to this deed to effect any consequential amendments to this deed necessary to comply with the requirements of any such stock exchange;

                    (j) (change in Agents) will give at least 14 days' prior notice to the Offshore Noteholders of any future appointment, resignation or removal of an Agent or of any change by an Agent of its Specified Office and not make any such appointment or removal without the Note Trustee's prior written approval;

                    (k) (provision of legal opinions) will, in the case of the Global Trust Manager only, procure the delivery of legal opinions addressed to the Note Trustee in accordance with section 314(b) of the TIA:

                         (i) on the Closing Date, a legal opinion either stating that the Master Security Trust Deed and the Deed of Charge in respect of the Trust has been properly recorded and filed so as to make effective the Security Interest intended to be created by the Deed of Charge in respect of the Trust, and reciting the details of such action, or stating that no such action is necessary to make such Security
                              Interest effective; and

                         (ii) within 120 days after the end of each financial
                              year of the Trust (commencing on the financial year ending in 30 September 2005), a legal opinion either stating that such action has been taken with respect to the recording, filing, re-recording (if any) and re-filing (if any) of the Deed of Charge in respect of the Trust as is necessary to maintain the Security Interest created by such Deed of Charge, and reciting the details of such action or stating that no such action, is necessary to maintain such Security Interest;

                    (l) (Change of Global Trust Manager) will, in the case of the Issuer Trustee only, promptly notify the Note Trustee of any retirement or replacement of the Global Trust Manager pursuant to clause 15 of the Master Trust Deed and of the appointment of a replacement Global Trust Manager;

                    (m) (Offshore Notes held by Issuer Trustee etc) will, in the case of the Issuer Trustee only, send to the Note Trustee as soon as practicable after being so requested by the Note Trustee a certificate of the Issuer Trustee signed by an Authorised Person of the Issuer Trustee stating the number of Offshore Notes held or issued at the date of such certificate by or on behalf of the Issuer Trustee;

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                                                                            14
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                    (n)  (books of account) will, in the case of the Issuer
                         Trustee only, keep proper books of account and, at any time after an Event of Default has occurred or if the Note Trustee has actual knowledge that such an event has occurred, so far as permitted by applicable law, allow the Note Trustee and anyone appointed by it, access to the books of account of the Issuer Trustee at all times during normal business hours;

                    (o) (financial statements etc) will, in the case of the Global Trust Manager only, send to the Note Trustee at the time of their issue and in the case of annual financial statements in any event within 180 days of the end of each financial year two copies in English of the Trust's accounts and every notice, statement or circular issued, or which legally or contractually should be issued, to the members or creditors (or any class of them) of the Trust in their capacity as such; and

                    (p) (United States trade or business covenant) in respect of the Global Trust Manager only, it will not direct the Issuer Trustee to:

                         (i) engage in any activities in the United States (directly or through its agents);

                         (ii) do anything that would cause the Trust to derive
                              any income from sources within the United States (as determined under U.S. federal income tax principles); and

                        (iii) hold any mortgaged property that would cause the
                              Trust to be engaged or deemed to be engaged in a trade or business within the United States (as determined under U.S. federal income tax principles).

Covenants between Issuer Trustee and Global Trust Manager
               7.2  (a)  (Obligations of Global Trust Manager):
                         Without limiting any other obligations of the Global Trust Manager pursuant to any Transaction Document, the Global Trust Manager covenants in favour of the Issuer Trustee to prepare and submit to the Issuer Trustee all documents required to be filed with or submitted to the SEC or the Luxembourg Stock Exchange by the Issuer Trustee in relation to the Offshore Notes, the Trust or this deed at least, where possible, 5 Business Days before such filing or submission is required and to take such other actions as may reasonably be taken by the Global Trust Manager to perform or ensure the performance by the Issuer Trustee of its obligations under the TIA or the Exchange Act or the listing rules of the Luxembourg Stock Exchange in relation to the Offshore Notes, the Trust or this deed. No breach by the Issuer Trustee of any obligation under the TIA, the Exchange Act, the listing rules of the Luxembourg Stock Exchange or this deed will be considered to be fraudulent, negligent or breach of trust for the

                                                                            15
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                         purposes of clause 23.3 to the extent that it results
                         from a breach by the Global Trust Manager of this clause 7.2(a).

                    (b) (Obligation of Issuer Trustee): Subject to compliance by the Global Trust Manager with clause 7.2(a), the Issuer Trustee covenants in favour of the Global Trust Manager to sign all documents and do all things reasonably requested by the Global Trust Manager in relation to the compliance by the Issuer Trustee or the Global Trust Manager of its obligations under the TIA, the Exchange Act or the listing rules of the Luxembourg Stock Exchange in relation to the Offshore Notes, the Trust or this deed.

8     Enforcement
------------------------------------------------------------------------------
Actions following Event of Default
               8.1 If an Event of Default has occurred in respect of the Trust, the Note Trustee must:

                    (a) (Notify Offshore Noteholders): notify each Offshore Noteholder and such other persons as are specified in section 313(c) of the TIA of the Event of Default in respect of the Trust, as the case may be, within 90 days, or such shorter period as may be required by the rules of any stock exchange on which the Offshore Notes are listed, after the occurrence of the Event of Default in respect of the Trust provided that, except in the case of a default in payment of principal or interest on any Offshore Note, the Note Trustee may withhold such notice if and so long as its Authorised Persons in good faith determine that withholding the notice does not materially prejudice the interests of the Offshore Noteholders;

                    (b) (Determine whether to Seek Directions): if a meeting of Voting Secured Creditors is to be held under the Master Security Trust Deed, determine in its absolute discretion whether it proposes to seek directions from the Offshore Noteholders as to how to vote at that meeting and, if so, whether it proposes to instruct the Security Trustee to delay the holding of that meeting while it obtains such directions from the Offshore Noteholders; and

                    (c) (Vote at Meeting of Voting Secured Creditors): subject to clause 8.5, vote at any meeting of Voting Secured Creditors held under the Master Security Trust Deed. Any such votes by the Note Trustee must be exercised for or against any proposal at the meeting of Voting Secured Creditors in the same proportion as that of the aggregate Invested Amounts of the Offshore Notes held by Offshore Noteholders who have directed the Note Trustee to vote for or against such a proposal.

               8.2 In addition to the above provisions of this clause 8, and for avoidance of doubt, the Note Trustee also has the power, subject to clause 23 and to the Master Security Trust Deed:
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                                                                            16
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                    (a)  (enforce following default) in the event of a default in repayment of the principal or payment of interest by the Issuer Trustee in respect of any Offshore Note when and as the same shall become due and payable, which default has continued for a period of 10 days, to recover judgment, in its own name and as the Note Trustee, against the Issuer Trustee upon the Offshore Notes for the whole amount of such principal and interest remaining unpaid;

                    (b) (file proofs) to file such proofs of claim and other payments or documents as may be necessary or advisable in order to have the claims of the Note Trustee and the Offshore Noteholders allowed in any judicial proceedings in relation to the Issuer Trustee upon the Offshore Notes, the Secured Creditors in relation to the Trust or the Assets of the Trust;

                    (c) (collect moneys) to collect and receive any moneys or other property payable or deliverable on any of those claims and to distribute those moneys; and

                    (d) (enforce rights) if an Event of Default occurs in respect of the Trust and is subsisting, to proceed to protect and enforce its rights and the rights of the Offshore Noteholders by such appropriate judicial proceedings as the Note Trustee deems most effectual to protect and enforce any such rights, whether for the performance of any provision of this deed or in aid of the exercise of any power under this deed or to enforce any other proper remedy, but nothing in this clause 8.2 is to be construed as requiring the Note Trustee to take any such action unless it has been directed to do so by the Offshore Noteholders and has been indemnified or put in funds to its satisfaction by the Offshore Noteholders against any liability that it may incur as a result of taking such action.

Evidence of default
               8.3 If the Security Trustee or the Note Trustee takes any action against the Issuer Trustee to enforce any of the provisions of any Offshore Notes or this deed, proof that:

                    (a) as regards any Offshore Note, the Issuer Trustee has not paid any principal or interest due in respect of that Offshore Note shall (unless the contrary is proved) be sufficient evidence that the Issuer Trustee has not paid that principal or interest on all other Offshore Notes in respect of which the relevant payment is then due; and

                    (b)  as regards any Interest Amount, the Issuer Trustee
                         has not paid any interest due in respect of that Interest Amount shall (unless the contrary is proved) be sufficient evidence that the Issuer Trustee has not paid that interest on all other Interest Amounts in respect of which the relevant payment is then due.
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                                                                            17
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Overdue interest
               8.4 The rates of interest payable in respect of any Offshore Note which has become due and repayable in full and which has not been repaid shall be calculated at three-monthly intervals, commencing on the expiry of the Interest Period during which the Offshore Note became due and repayable in accordance with the provisions of Condition 6.4, except that no notices need be given to Offshore Noteholders in relation to that interest.

Restrictions on enforcement
               8.5 If any of the Offshore Notes remain outstanding and are due and payable otherwise than by reason of a default in payment of any amount due on the Offshore Notes, the Note Trustee must not vote under the Master Security Trust Deed to, or otherwise direct the Security Trustee to, dispose of the Secured Property in respect of the Trust or consent to the Security Trustee so disposing unless either:

                    (a) a sufficient amount would be realised to discharge in full all amounts owing to the Offshore Noteholders and any other amounts payable by the Issuer Trustee in respect of the Trust ranking in priority to or pari passu with the Offshore Notes; or

                    (b) the Note Trustee is of the opinion, reached after considering at any time and from time to time the advice of a merchant bank or other financial adviser selected by the Note Trustee in its absolute discretion, that the cash flow receivable by the Issuer Trustee (or the Security Trustee under the Master Security Trust Deed) will not (or that there is a significant risk that it will not) be sufficient, having regard to any other relevant actual, contingent or prospective liabilities of the Issuer Trustee, to discharge in full in due course all the amounts referred to in paragraph (a).

Liability for Enforcement
               8.6 Subject to clauses 12, 14.3, 14.5 and the mandatory provisions of the TIA, the Note Trustee will not be liable for any decline in the value, nor any loss realised upon any sale or other dispositions made under the Master Security Trust Deed and the Deed of Charge in respect of the Trust, of any Secured Property in respect of the Trust or any other property which is charged to the Security Trustee by any other person in respect of or relating to the obligations of the Issuer Trustee or any third party in respect of the Issuer Trustee or the Offshore Notes or relating in any way to the Secured Property except where caused by its fraud, negligence or wilful default. Without limitation, the Note Trustee shall not be liable for any such decline or loss directly or indirectly arising from its acting, or failing to act, as a consequence of an opinion reached by it in good faith based on advice received by it in accordance with clause 8.5.

               8.7 Neither the Security Trustee nor the Note Trustee will be liable for any loss, expense or liability which may be suffered as a result of any assets secured by the Master Security Trust Deed and the Deed of Charge in respect of the Trust, the Secured Property or any deeds or documents of


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                                                                            18
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                    title thereto being uninsured or inadequately insured
                    or by clearing organisations or their operator or by any person on behalf of the Security Trustee or the Note Trustee, except where caused by its fraud, negligence or breach of trust (in the case of the Security Trustee) or wilful default (in the case of the Note Trustee).

               8.8 In giving any direction to the Security Trustee under this deed or the Master Security Trust Deed, the Note Trustee shall not be obliged to ensure that the Security Trustee complies with such direction and will not be liable for failure by the Security Trustee so to comply.

9     Proceedings
------------------------------------------------------------------------------
Acting only on direction
               9.1  (a)  Subject to paragraph (b), the Note
                         Trustee may but shall not be bound to
                         vote under the Master Security Trust Deed and the Deed of Charge in respect of the Trust, or otherwise direct the Security
                         Trustee under the Master Security Trust
                         Deed and the Deed of Charge in respect of the Trust, or take any proceedings, actions or steps under, or any other proceedings pursuant to or in connection with, the Master Security Trust Deed and the Deed of Charge in respect of the Trust, this deed or any Offshore Notes unless directed or requested to do so by an Extraordinary Resolution of the
                         Offshore Noteholders and then only if the Note Trustee is indemnified to its satisfaction against all actions, proceedings, claims and demands to which it may render itself liable and all costs, charges, damages and expenses which it may incur by so doing.

                    (b) So long as any of the Offshore Notes remain outstanding, the Note Trustee shall not, and shall not be bound to, act at the request or direction of any Offshore Noteholders other than the Offshore Noteholders under paragraph (a) unless the relevant action is sanctioned by an Extraordinary Resolution of the Offshore Noteholders.

                    (c) If the Note Trustee is entitled to vote at any meeting of the Voting Secured Creditors on behalf of the Offshore Noteholders, the Note Trustee must vote in accordance with the directions of the Offshore Noteholders and otherwise in its absolute discretion. In acting in accordance with the directions of the Offshore Noteholders, the Note Trustee must exercise its votes for or against any proposal to be put to a meeting in the same proportion as that of the aggregate Invested Amounts of the Offshore Noteholders who have directed the Note Trustee to vote for or against that proposal.

Security Trustee acting
               9.2 Only the Security Trustee may enforce the provisions of the Master Security Trust Deed and the Deed of Charge in respect of the Trust and neither the Note Trustee nor any Offshore Noteholder is entitled to proceed directly against the Issuer Trustee to enforce the performance of

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                    any of the provisions of the Deed of Charge, the Master
                    Security Trust Deed or the Offshore Notes (including the Class A Note Conditions) except that if the Security Trustee, having become bound to take steps and/or to proceed under the Master Security Trust Deed and the Deed of Charge in respect of the Trust, fails to do so within 7 Business Days and such failure is continuing, the Note Trustee (or failing the Note Trustee, the Offshore Noteholders) may proceed directly against the Issuer Trustee but then only if and to the extent the Note Trustee (or the Offshore Noteholders, as the case may be) is able to do so under Australian law.

Note Trustee alone entitled to act
               9.3  Only the Note Trustee may:

                    (a) direct the Security Trustee to enforce the provisions of the Master Security Trust Deed and the Deed of Charge in respect of the Trust or otherwise; or

                    (b) enforce the provisions of this deed or the Offshore Notes (including the Class A Note Conditions),

                    and no Offshore Noteholder is entitled to take any of the above actions or to proceed directly against the Note Trustee to enforce the performance of any of the provisions of this deed or the Offshore Notes (including the Class A Note Conditions) except that if the Note Trustee, having become bound to take steps and/or proceed under clause 8, this clause 9 and/or the Master Security Trust Deed and the Deed of Charge in respect of the Trust, fails to do so within a reasonable time and such failure is continuing, the Offshore Noteholders may take such steps and/or proceedings directly but then only if and to the extent the Offshore Noteholders are able to do so under Australian law.

10    Remuneration and indemnification of the Note Trustee
-----------------------------------------------------------------------------
Normal remuneration
               10.1 So long as any Offshore Note is outstanding, the Issuer
                    Trustee shall pay the Note Trustee a fee as remuneration for its services as note trustee, in an amount equal to such sum on such dates in each case as may be agreed in writing from time to time with the Issuer Trustee and the Global Trust Manager. Such remuneration shall accrue from day to day from the date of this deed until the Trust is terminated.

Extra remuneration
               10.2 At any time after the Issuer Trustee has failed to pay any sums due under the Offshore Notes, or if the Note Trustee undertakes duties which it considers necessary or expedient under this deed, or is requested by the Issuer Trustee to undertake duties, and in either case which they both agree to be of an exceptional nature or otherwise outside the scope of the Note Trustee's normal duties under this deed, the Issuer Trustee shall pay such additional remuneration as they may agree or, failing agreement as to any of the matters in this clause 10.2 (or as to such sums referred to in clause 10.2), as determined by a merchant or investment bank (acting as an expert and not as arbitrator)

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                    selected by the Note Trustee and approved by the Issuer
                    Trustee or, failing such approval, nominated by the President for the time being of the New South Wales Law Society. The expenses involved in such nomination and such merchant bank's fee shall be paid by the Issuer Trustee. The determination of such merchant or investment bank shall be conclusive and binding on the Issuer Trustee, the Note Trustee and the Offshore Noteholders.

Expenses
               10.3 The Issuer Trustee shall also, on each Payment Date, pay all costs, charges, liabilities and expenses properly incurred by the Note Trustee (except for any overhead or general operating expenses incurred by the Note Trustee) in the preparation and execution of this deed and the performance of its functions under this deed including, but not limited to, legal expenses in connection with any legal proceedings properly brought by the Note Trustee against the Issuer Trustee to enforce any provision of this deed, the Offshore Notes, and any stamp, documentary, registration or other taxes or duties including any GST paid by the Note Trustee in connection with those documents and its supply of services.

Indemnity
               10.4 Subject to clause 22, the Issuer Trustee shall indemnify the Note Trustee in respect of all liabilities and expenses properly incurred by it or by anyone appointed by it or to whom any of its functions may be delegated by it in the carrying out of its functions and against any loss, liability, cost, claim, action, demand or expense (including, but not limited to, all proper costs, charges and expenses paid or incurred in disputing or defending any of the foregoing) which any of them may incur or which may be made against any of them arising out of or in relation to or in connection with, its appointment or the exercise of its functions.

Continuing effect
               10.5 Clauses 10.3 and 10.4 will continue in full force and effect as regards the Note Trustee even if it no longer is Note Trustee.

Supplemental Deed
               10.6 Amounts payable to the Note Trustee under this clause 10 will be paid in accordance with the order of payments set out in clause 14 of the Supplemental Deed and will be limited to any such amounts available to be distributed on a Payment Date under clause 14 of the Supplemental Deed.

11    Supplemental Provisions
------------------------------------------------------------------------------
Liability to Account
               11.1 The Note Trustee is under no obligation to account to any
                    Interested Person for any moneys received pursuant to this deed or any other Transaction Document other than those received by the Note Trustee from the Issuer Trustee or received or recovered by the Note Trustee under this deed or any other Transaction Document, subject always to such deductions and withholdings by the Note Trustee as are authorised by this deed. Obligations of the Note Trustee to any Interested Person or

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                    any other person under or in connection with this deed can only be enforced against the Note Trustee to the extent to which they can be satisfied out of such moneys in accordance with this deed.

Offshore Notes
               11.2 The Note Trustee is not responsible for the receipt or application of the proceeds of issue of any of the Offshore Notes or (except when acting as the applicable Note Registrar and to the extent specifically provided in this deed or the Agency Agreement) for the exchange, transfer or cancellation of any Note.

Advice
               11.3 The Note Trustee may act on the opinion or advice of, or information obtained from, any expert (including any lawyer, valuer, accountant, banker, broker, credit-rating agency or lead manager) and shall not be responsible to anyone for any loss occasioned by so acting to the extent it conforms with any applicable requirements of this deed or the TIA. Any such opinion, advice or information may be sent or obtained by letter, telex, telegraph, electronic mail, cable or fax and the Note Trustee shall not be liable to anyone for acting in good faith on any opinion, advice or information purporting to be conveyed by such means even if it contains some error or is not authentic.

Note Trustee to assume performance
               11.4 The Note Trustee need not notify anyone of the execution of this deed or any other Transaction Document or any transaction contemplated by them or do anything to find out if an Event of Default has occurred in respect of the Trust. Until it has actual knowledge or express notice to the contrary, the Note Trustee may assume that no such event has occurred and that the Issuer Trustee and each other party to the Transaction Documents is performing all its obligations under this deed and the Offshore Notes.

Resolutions of Offshore Noteholders
               11.5 The Note Trustee shall not be responsible for having acted in good faith on a resolution purporting to have been passed at a meeting of Offshore Noteholders in respect of which minutes have been made and signed even if it is later found that there was a defect in the constitution of the meeting or the passing of the resolution or that the resolution was not valid or binding on the Offshore Noteholders.

Reliance
               11.6 Subject to clause 14.2(b), the Note Trustee is, for any purpose and at any time, entitled to rely on, act upon, accept and regard as conclusive and sufficient (without being in any way bound to call for further evidence or information or being responsible for any loss that may be occasioned by such reliance, acceptance or regard) any of the following:

                    (a) any information, report, balance sheet, profit and loss account, certificate or statement supplied by the Issuer Trustee, the Security Trustee, or the Global Trust Manager or by an officer, auditor or solicitor of the Issuer Trustee, the Security Trustee, or the Global Trust Manager;

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                    (b)  any information or statement provided to it in
                         relation to the Offshore Notes, the Offshore
                         Noteholders or the Offshore Note Owners by the applicable Depository or its nominee;

                    (c) all statements (including statements made or given to the best of the maker's knowledge and belief or similarly qualified) contained in any information, report, balance sheet, profit and loss account, certificate, opinion or statement given pursuant to or in relation to this deed, the Master Security Trust Deed, the Deed of Charge in respect of the Trust, the Master Trust Deed or the Supplemental Deed in respect of the Trust provided the Note Trustee shall examine, where applicable, the evidence furnished to it pursuant to any provision of this deed to determine whether or not such evidence conforms to the requirements of this deed;

                    (d) all accounts supplied to the Note Trustee pursuant to this deed and all reports of the Auditor supplied to the Note Trustee pursuant to this deed; and

                    (e) notices and other information supplied to the Note Trustee under this deed,

                    save, in each case, when it is actually aware that the information supplied pursuant to subclauses (a) to (e) is incorrect or incomplete.

Certificate signed by Authorised Person
               11.7 If the Note Trustee, in the exercise of its functions, requires to be satisfied or to have information as to any fact or the expediency of any act, it may call for and accept as sufficient evidence of that fact or the expediency of that act a certificate signed by two Authorised Persons of the Issuer Trustee or the Global Trust Manager as to that fact or to the effect that, in their opinion, that act is expedient and the Note Trustee need not call for further evidence and shall not be responsible for any loss occasioned by acting on such a certificate. Nothing in this clause 11.7 is to be construed as either limiting the Note Trustee's right to call for such evidence, in its discretion, and to exercise its powers under this deed so to do or permitting the Note Trustee to rely on evidence of compliance with conditions precent where such reliance is not permitted by section 314 of the TIA.

Signatures
               11.8 The Note Trustee may rely in good faith on the validity of any signature on any Note, transfer, form or application or other instrument or document unless the Note Trustee has reason to believe that the signature is not genuine. The Note Trustee is not liable to make good out of its own funds any loss incurred by any person if a signature is forged or otherwise fails to bind the person whose signature it purports to be or on whose behalf it purports to be made.

Deposit of documents
               11.9 The Note Trustee may deposit this deed and any other
                    documents with any bank or entity whose business includes the safe custody of

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                    documents or with any lawyer or firm of lawyers believed
                    by it to be of good repute and may pay all sums due in respect thereof.

Discretion
              11.10 The Note Trustee shall have absolute and uncontrolled discretion as to the exercise of its functions and shall not be responsible for any loss, liability, cost, claim, action, demand, expense or inconvenience which may result from their exercise or non-exercise except where it arises from the Note Trustee's fraud, negligence or wilful default.

Agents
              11.11 Whenever it considers it expedient in the interests of the
                    Offshore Noteholders, the Note Trustee may, in the conduct of its trust business, instead of acting personally, employ and pay an agent selected by it, whether or not a lawyer or other professional person, to transact or conduct, or concur in transacting or conducting, any business and to do or concur in doing all acts required to be done by the Note Trustee (including the receipt and payment of money). The Note Trustee remains liable for the acts or omissions of an agent except where the Note Trustee has acted in good faith and without negligence or wilful default in relation to the appointment of the agent. The Note Trustee is not bound to supervise the proceedings or acts of any such agent.

Delegation
              11.12 Whenever it considers it expedient in the interests of the
                    Offshore Noteholders, the Note Trustee may delegate to any person on any terms (including power to sub-delegate) all or any of its functions. The Note Trustee remains liable for the acts or omissions of a delegate except where the Note Trustee has acted in good faith and without negligence or wilful default in relation to the appointment of the delegate. The Note Trustee shall not have any obligation to supervise such delegate or be responsible for any loss, liability, cost, claim, action, demand or expense incurred by reason of any misconduct or default by any such delegate or sub-delegate.

Application to Court
              11.13 The Note Trustee may, whenever it thinks it expedient in the interests of the Offshore Noteholders, apply to any court for directions in relation to any question of law or fact arising either before or after an Event of Default in respect of the Trust and assent to or approve any applications of any Offshore Noteholder, the Issuer Trustee or the Global Trust Manager.

Interests of Offshore Noteholders
              11.14 In connection with the exercise by it of any of its
                    trusts, powers, authorities and discretions under this deed or any other Transaction Document (including, without limitation, any modification, waiver, authorisation or determination), the Note Trustee must where it is required to have regard to the interests of the Offshore Noteholders, have regard to the general interests of the Offshore Noteholders. The Note Trustee will not incur any liability to any Offshore Noteholder as a result of the Note Trustee giving effect to this clause 11.

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Assumption as to Prejudice
              11.15 The Note Trustee is entitled to assume, for the purposes of exercising any power, trust, authority, duty or discretion under or in relation to the Offshore Notes, this deed or any other Transaction Document in respect of the Trust, that such exercise will not be materially prejudicial to the interest of the Offshore Noteholders if each Current Rating Agency has confirmed in writing that such exercise will not result in the reduction, qualification or withdrawal of the credit rating then assigned by it to the Offshore Notes (but nothing in this clause 11.15 is to be construed as requiring the Note Trustee to obtain such confirmation).

Ratings
              11.16 Except as otherwise provided in this deed or any other
                    Transaction Document in respect of the Trust, the Note Trustee has no responsibility for the maintenance of any rating of the Offshore Notes by any Current Rating Agency or any other person.

Validity of Transaction Documents
              11.17 The Note Trustee is not responsible for the execution, delivery, legality, effectiveness, adequacy, genuineness, validity, performance, enforceability, admissibility in evidence, form or content of this deed or any other Transaction Document in respect of the Trust (other than the execution and delivery by it of this deed and each other Transaction Document in respect of the Trust to which it is expressed to be a party and the performance of those obligations expressed to be binding on it under this deed and such Transaction Documents) and is not liable for any failure to obtain any licence, consent or other authority for the execution, delivery, legality, effectiveness, adequacy, genuineness, validity, performance, enforceability or admissibility in evidence of this deed or any other Transaction Document in respect of the Trust except to the extent specifically provided in this deed or such Transaction Document. The Note Trustee is not responsible for recitals, statements, warranties or representations of any party (other than itself) contained in any Transaction Document in respect of the Trust (and is entitled to assume the accuracy and correctness thereof).

Defect in Security
              11.18 The Note Trustee is not bound or concerned to examine or enquire into nor is it liable for any defect in or failure to perfect any Security Interest created or purported to be created by the Master Security Trust Deed or the Deed of Charge in respect of the Trust and the Note Trustee may accept without enquiry, requisition or objection such title as the Security Trustee may have to the Secured Property in respect of the Trust or any part thereof from time to time and shall not be bound to investigate or make any enquiry into the title of the Security Trustee or the Secured Property in respect of the Trust or any part thereof from time to time.

Offshore Noteholders Responsible
              11.19 Each Offshore Noteholder is solely responsible for making its own independent appraisal of and investigation into the financial condition, creditworthiness, condition, affairs, status and, nature of the Issuer Trustee and the Trust and the Note Trustee does not at any time have


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                                                                            25
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                    any responsibility for the same and no Offshore Noteholder may rely on the Note Trustee in respect of such appraisal and investigation.

Limit on Obligation
              11.20 No provision of this deed or any other Transaction
                    Document requires the Note Trustee to do anything which may be contrary to any applicable law or regulation or to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or full indemnity against such risk or liability is not assured to it. Except for the obligations imposed on it under this deed, the Offshore Notes or any other Transaction Document, the Note Trustee is not obliged to do or omit to do any thing, including entering into any transaction or incurring any liability unless the Note Trustee's liability, is limited in a manner satisfactory to the Note Trustee in its absolute discretion.

No liability for breach
              11.21 The Note Trustee is not to be under any liability
                    whatsoever for a failure to take any action in respect of any breach by the Issuer Trustee of its duties as trustee of the Trust of which the Note Trustee is not actually aware or in respect of any Event of Default in respect of the Trust of which the Note Trustee is not actually aware.

Dispute or ambiguity
              11.22 In the event of any dispute or ambiguity as to the
                    construction or enforceability of this deed or any other Transaction Document in respect of the Trust, or the Note Trustee's powers or obligations under or in connection with this deed or the determination or calculation of any amount or thing for the purpose of this deed or the construction or validity of any direction from Offshore Noteholders, provided the Note Trustee is using reasonable endeavours to resolve such ambiguity or dispute, the Note Trustee, in its absolute discretion, may (but will have no obligation to) refuse to act or refrain from acting in relation to matters affected by such dispute or ambiguity.

Loss to charged property
              11.23 The Note Trustee shall not be responsible for any loss, expense or liability occasioned to the Secured Property in respect of the Trust or any other property or in respect of all or any of the moneys which may stand to the credit of the Collections Account from time to time however caused (including, without limitation, where caused by an act or omission of the Security Trustee) unless that loss is occasioned by the fraud, negligence or wilful default of the Note Trustee.

Forged Offshore Notes
              11.24 The Note Trustee shall not be liable to the Issuer Trustee or any Offshore Noteholder by reason of having accepted as valid or not having rejected any Note purporting to be such and later found to be forged or not authentic.

                                                                            26
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Confidentiality
              11.25 Unless ordered to do so by a court of competent
                    jurisdiction, the Note Trustee shall not be required to disclose to any Offshore Noteholder or Unitholder any confidential financial or other information made available to the Note Trustee by the Issuer Trustee.

Disclosure
              11.26 Subject to this deed, any applicable laws and any duty of confidentiality owed by any Interested Person to any other person, the Note Trustee may, for the purpose of meeting its obligations under this deed, disclose to any Offshore Noteholder any confidential, financial or other information made available to the Note Trustee by an Interested Person or any other person in connection with this deed.

Determinations conclusive
              11.27 As between itself and the Offshore Noteholders, the Note
                    Trustee may determine all questions and doubts arising in relation to any of the provisions of this deed or the Class A Note Conditions. Such determinations, whether made upon such a question actually raised or implied in the acts or proceedings of the Note Trustee, shall be conclusive and shall bind the Note Trustee and the Offshore Noteholders.

Currency conversion
              11.28 Subject to the Class A Note Conditions, the Master
                    Security Trust Deed, and the Deed of Charge in respect of the Trust, where it is necessary or desirable to convert any sum from one currency to another, it shall (unless otherwise provided hereby or required by law) be converted at such rate or rates, in accordance with such method and as at such date as may reasonably be specified by the Note Trustee but having regard to current rates of exchange, if available. Any rate, method and date so specified shall be binding on the Issuer Trustee, Global Trust Manager and the Offshore Noteholders.

Offshore Notes held by the Issuer Trustee etc
              11.29 In the absence of actual knowledge or express notice to the contrary, the Note Trustee may assume without enquiry that no Offshore Notes are for the time being held by or on behalf of the Issuer Trustee.

Legal opinions
              11.30 Subject to the requirements of the TIA imposed on the Note
                    Trustee in relation to opinions, the Note Trustee shall not be responsible to any person for failing to request, require or receive any legal opinion relating to any Offshore Notes or for checking or commenting upon the content of any such legal opinion.

No liability for tax on payments
              11.31 The Note Trustee has no responsibility whatsoever to any
                    Offshore Noteholder or any other person in relation to any deficiency in a payment by the Note Trustee to any Offshore Noteholders if that deficiency arises as a result of the Note Trustee or the Issuer Trustee being subject to any Tax in respect of that payment, the Secured Property in respect of the

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                                                                            27
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                    Trust, the Master Security Trust Deed, this deed or any
                    income or proceeds from them.

Powers additional
              11.32 The powers conferred upon the Note Trustee by this deed are in addition to its powers under general law.

12    Note Trustee liable for negligence
------------------------------------------------------------------------------
                    If the Note Trustee fails to show the degree of care and diligence required of it as trustee having regard to the provisions of this deed and the mandatory provisions of the TIA conferring on it any trusts, powers, authorities or discretions, nothing in this deed shall relieve or indemnify it from or against any liability which would otherwise attach to it in respect of any fraud, negligence or wilful default of which it may be guilty.

13    Note Trustee not precluded from entering into contracts
------------------------------------------------------------------------------
                    The Note Trustee and any other person (including any director or officer of the Note Trustee), whether or not acting for itself, may acquire, hold or dispose of any Offshore Note or other security (or any interest therein) of the Issuer Trustee or any other person, may enter into or be interested in any contract or transaction with the Issuer Trustee or any other party to a Transaction Document in respect of the Trust and may act on, or as depository or agent for, any committee or body of holders of any securities of any such person in each case with the same rights as it would have had if the Note Trustee were not acting as Note Trustee and need not account for any profit or commission received in connection with such arrangements. This clause 13 only applies if the Note Trustee is subject to section 311(a) of the TIA.

14    Duties of Note Trustee
------------------------------------------------------------------------------
Note Trustee's General Duties
               14.1 The Note Trustee must comply with the duties imposed on it by this deed, the Offshore Notes (including the Class A Note Conditions) and each other Transaction Document in respect of the Trust to which it is a party and must in the exercise of all discretions vested in it by this deed and all other Transaction Documents in respect of the Trust except where expressly provided otherwise, have regard to the interest of the Offshore Noteholders.

Duties prior to an Event of Default
               14.2 Prior to an Event of Default in respect of the Trust:

                    (a) the Note Trustee shall not be liable except for the performance of such duties as are specifically set out in this deed, the Offshore Notes (including the Class A Note Conditions) or any other Transaction Document in respect of the Trust to which it is a party and no implied covenants or obligations on the part of


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                                                                            28
------------------------------------------------------------------------------
                         the Note Trustee are to be read into this deed or any other Transaction Document (subject to the mandatory requirements of the TIA); and

                    (b) (subject to the mandatory requirements of the TIA) the Note Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, in the absence of bad faith on the part of the Note Trustee, upon certificates or opinions furnished to the Note Trustee and conforming to the requirements of this deed provided that the Note Trustee shall examine, where applicable, the evidence furnished to it pursuant to any provision of this deed to determine whether or not such evidence conforms to the requirements of this deed.

Duties following an Event of Default
               14.3 If an Event of Default has occurred in respect of the
                    Trust and is subsisting, the Note Trustee shall exercise the rights and powers vested in it by this deed and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

Certain Limitations of Liability where Acting in Good Faith
               14.4 The Note Trustee shall not be liable under this deed
                    or any Transaction Document in respect of the Trust for any error of judgment made in good faith by an Authorised Person of the Note Trustee unless it is proved that the Note Trustee was negligent in ascertaining the pertinent facts.

Note Trustee Not Relieved of Liability for Negligence
               14.5 Subject to clauses 14.2 and 14.4, nothing in this
                    deed will relieve the Note Trustee from liability for its own negligent action, its own negligent failure to act or its own wilful default. Section 315(d)(3) of the TIA is expressly excluded by this deed.

Preferred Collection of Claims Against Issuer Trustee
               14.6 The Note Trustee must comply with section 311(a) of
                    the TIA and the rules thereunder other than with respect to any creditor relationship excluded from the operation of section 311(a) by section 311(b) of the TIA. Following its retirement or removal pursuant to clause 17, the Note Trustee will remain subject to section 311(a) of the TIA to the extent required by the TIA.

Compliance with Section 310 of the TIA
               14.7 (Section 310(a) of TIA): The Note Trustee must ensure that it at all times satisfies the requirements of
                    section 310(a) of the TIA.

               14.8 (Capital): Without limiting the foregoing, the Note
                    Trustee must ensure that it all times has a combined capital and surplus (as those terms are used in the TIA) of at least US$50,000,000 as set forth in its most recent published annual report of condition.

               14.9 (Section 310(b) of TIA): The Note Trustee must at all times comply with section 310(b) of the TIA, provided that any indenture or

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                                                                            29
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                    indentures under which other securities of the Issuer
                    Trustee are outstanding will be excluded from the operation of section 310(b)(1) of the TIA if the requirements for such exclusion set out in section 310(b)(1) of the TIA are met.

Transaction Documents
              14.10 The Note Trustee must make available at the Note
                    Trustee's registered office for inspection by Offshore Noteholders a copy of each Transaction Document in accordance with Condition 11 (provided that the Note Trustee will not be in default of its obligations pursuant to this clause 14.10 in respect of any Transaction Document, other than a Transaction Document to which the Note Trustee in respect of the Trust is a party, a copy of which has not been provided to the Note Trustee).

15    Amendment
------------------------------------------------------------------------------
Amendment by Note Trustee
               15.1 Subject to this clause 15 and to any approval required by law, the Note Trustee, the Global Trust Manager and the Issuer Trustee may together agree, without the consent of any Offshore Noteholders, by way of supplemental deed to alter, add to or modify any provision of this deed or the Offshore Notes (including the Class A Note Conditions) so long as such alteration, addition or modification is not a Payment Modification and such alteration, addition or revocation in the opinion of the Note Trustee:

                    (a) (Necessary or expedient) is necessary or expedient to comply with the provisions of any statute or with the requirements of any Governmental Agency;

                    (b) (Manifest error) is made to correct a manifest error or ambiguity, or is to correct inconsistency between the provisions of any Transaction Document and the description of the provisions thereof in the related prospectus, or is of a formal, technical or administrative nature only;

                    (c) (Amendment to law) is appropriate or expedient as a consequence of an amendment to any statute or altered requirements of any Governmental Agency or any decision of any court (including, without limitation, an alteration, addition or modification which is in the opinion of the Note
                         Trustee appropriate or expedient as a
                         consequence of the enactment of a statute or an amendment to any statute or ruling by the Federal Commissioner of Taxation or Deputy Commissioner of Taxation or any governmental announcement or statement or any decision of any court, in any case which has or may have the effect of altering the manner or basis of taxation of trusts generally or of trusts similar to the Trust or the Note Trust); or

                    (d) (Otherwise desirable) in the opinion of the Global Trust Manager and the Issuer Trustee is otherwise desirable for any reason and:

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                                                                            30
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                         (i)  is not in the opinion of the Issuer Trustee and
                              the Global Trust Manager likely, upon coming into effect, to be materially prejudicial to the interests of Offshore Noteholders; or

                         (ii) if it is in the opinion of the Issuer Trustee
                              and the Global Trust Manager likely, upon coming into effect, to be materially prejudicial to the interests of Offshore Noteholders, the consent of an Extraordinary Resolution of the Offshore Noteholders to the alteration, addition or resolution has been obtained. For the purpose of determining whether there has been an Extraordinary Resolution of the Offshore Noteholders consenting to an alteration, addition or revocation, Offshore Notes which are beneficially owned by the Issuer Trustee or the Global Trust Manager or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer Trustee or the Global Trust Manager, shall be disregarded, provided that the Note Trustee, the Global Trust Manager and the Issuer Trustee may not alter, add to or modify any provision of this deed or the Offshore Notes unless the Global Trust Manager has notified each Current Rating Agency 5 Business Days in advance.

Amendments requiring consent of all Offshore Noteholders
               15.2 The Note Trustee, the Global Trust Manager and the Issuer
                    Trustee may together agree by way of supplemental deed to make or effect a Payment Modification to this deed or the Offshore Notes (including the Class A Note Conditions) if, and only if, the consent has first been obtained of each Offshore Noteholder to such Payment Modification.

Compliance with TIA
               15.3 Any supplemental deed altering, adding to or revoking any provision of this deed or the Offshore Notes (including the Class A Note Conditions) referred to in this clause 15 must conform, to the extent applicable, with the requirements of the TIA.

No Current Rating Agency downgrade
               15.4 The Note Trustee will be entitled to assume that any
                    proposed alteration, addition or revocation, other than a Payment Modification, will not be materially prejudicial to the interests of Offshore Noteholders if each Current Rating Agency confirms in writing that if the alteration, addition or revocation is effected this will not lead to a reduction, qualification or withdrawal of the then rating given to the Offshore Notes by the Current Rating Agency.

Distribution of amendments
               15.5 Unless the Note Trustee agrees otherwise, the Global Trust
                    Manager on behalf of the Issuer Trustee must distribute to all Offshore Noteholders in accordance with Condition 11 a copy of any amendment made

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                    pursuant to this clause 15 as soon as reasonably
                    practicable after the amendment has been made.

Amendments binding on Offshore Noteholders
               15.6 Any alteration, addition or revocation of a provision of this deed or the Offshore Notes made pursuant to this clause 15 is binding on all Offshore Noteholders.

16    Reports
------------------------------------------------------------------------------
Reports by Note Trustee
               16.1 If so required by section 313(a) of the TIA, the Note
                    Trustee shall provide to each Offshore Noteholder, and such other persons as the Note Trustee is required by section 313(c) of the TIA to provide, at intervals of not more than 12 months (commencing as from the Closing Date) a brief report of the events referred to in section 313(a) of the TIA that have occurred within the preceding 12 months and shall provide such additional reports to the Offshore Noteholders, and such other persons as the Note Trustee is required by section 313(c) of the TIA to provide reports to, as are required by section 313(b) of the TIA at the times specified in that section. A copy of each such report at the time of its provision to the Offshore Noteholders must be copied to the Issuer Trustee and the Global Trust Manager and must be filed by the Note Trustee with the SEC and each stock exchange, if any, on which the Offshore Notes are listed.

Reports by Global Trust Manager
               16.2 The Global Trust Manager covenants that it will:

                    (a) (Copy Securities Exchange Act Reports to Note Trustee) file:

                         (i) with the SEC at such times as are required under the Exchange Act; and

                         (ii) with the Note Trustee, within 15 days after it
                              is required to file the same with the SEC,

                         copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may from time to time by rules and regulations prescribe), if any, which it may be required to file with the SEC pursuant to section 13 or 15(d) of the Exchange Act or, if it is not required to file information, documents or reports pursuant to either of such sections, then to file with the Note Trustee and the SEC, in accordance with the rules and regulations prescribed by the SEC, such of the supplementary and periodic information, documents and reports which may be required pursuant to section 13 of the Exchange Act, in respect of a security listed and registered on a national securities exchange as may be prescribed in such rules and regulations;

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                    (b)  (Other reports) file with the Note Trustee and the SEC, in accordance with rules and regulations prescribed from time to time by the SEC, such additional information, documents and reports with respect to compliance by it with the conditions and covenants of this deed as may be required from time to time by such rules and regulations; and

                    (c) (Summaries to Offshore Noteholders) transmit to Offshore Noteholders, and such other persons as are required by section 314(a)(3) of the TIA, such summaries of any information, documents and reports required to be filed by the Global Trust Manager pursuant to clauses 16.2(a) and (b) as may be required by rules and regulations prescribed from time to time by the SEC.

Restricted Securities
               16.3 The Issuer Trustee and the Global Trust Manager each
                    severally covenants that it will forthwith notify the Note Trustee if, at any time, after the Closing Date, any Offshore Notes become "restricted securities" (as defined in Rule 144(a)(3) of the Securities Act of 1933 of the United States of America) and during any period during which the Issuer Trustee or the Global Trust Manager is neither subject to Sections 13 or 15(d) of the Exchange Act nor exempt from reporting pursuant to Rule 12g3-2(d) under the Exchange Act, make available to each holder of those Offshore Notes in connection with any resale of those Offshore Notes and to any prospective purchaser of the Offshore Notes from that holder, in each case upon request, the information specified in and meeting the requirements of Rule 144(A)(d)(4) under the Securities Act.

17    Appointment, retirement and removal of the Note Trustee
------------------------------------------------------------------------------
Appointment
               17.1 The Issuer Trustee has the power to appoint new note
                    trustees but no-one may be so appointed unless previously approved by an Extraordinary Resolution of the Offshore Noteholders. The Issuer Trustee may not appoint a new Note Trustee if such appointment would result in the suspension, reduction, qualification or withdrawal of a rating assigned to any of the Offshore Notes by any Current Rating Agency. Any appointment of a new Note Trustee shall be notified by the Issuer Trustee to the Offshore Noteholders and each Current Rating Agency as soon as practicable. Any new Note Trustee must forthwith execute a deed on substantially the same terms as this deed.

Retirement of Note Trustee
               17.2 The Note Trustee covenants that it will retire as Note
                    Trustee if:

                    (a) (Insolvency): an Insolvency Event occurs in relation to the Note Trustee in its personal capacity or in respect of its personal assets (and not in its capacity as trustee of any trust or in respect of any assets it holds as trustee);

                    (b) (Ceases to carry on business): it ceases to carry on business;

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                    (c)  (Ceases to be an Eligible Trust Corporation): it
                         ceases to be an Eligible Trust Corporation;

                    (d) (Offshore Noteholders require retirement): it is so directed by the Extraordinary Resolution of the Offshore Noteholders;

                    (e) (Breach of duty): it fails to comply with any of its obligations under any Transaction Document with respect to the applicable Trust and the Issuer Trustee and the Global Trust Manager determines that this failure has had, or if continued, will have, an Adverse Effect, and if capable of remedy, the Note Trustee does not remedy this failure within 14 days after the earlier of the following:

                         (i)  the Note Trustee becoming aware of this failure;
                              and

                         (ii) receipt by the Note Trustee of written notice with
                              respect to this failure from either the Issuer Trustee or the Global Trust Manager; and

                        (iii) the Note Trustee fails to satisfy any obligation
                              imposed on it under the TIA with respect to a Trust or this deed;

                    (f) (Change in ownership): there is a change in ownership of 50% or more of the issued equity share capital of the Note Trustee from the position as at the date of this deed or effective control of the Note Trustee alters from the position as at the date of this deed unless in either case approved by the Global Trust Manager (whose approval must not be unreasonably withheld); or

                    (g) (Event of Default): there is an Event of Default in respect of the Trust which requires the Note Trustee to resign by virtue of its obligations under the TIA.

Removal by Issuer Trustee
               17.3 If the Note Trustee refuses to retire, the Issuer Trustee at the direction of the Global Trust Manager is entitled to remove the Note Trustee from office immediately by notice in writing to the Note Trustee if any event referred to in clause 17.2 has occurred. On the retirement or removal of the Note Trustee under the provisions of clause 17.2 or this clause 17.3:

                    (a) (notify Current Rating Agencies): the Issuer Trustee must promptly notify each Current Rating Agency of such retirement or removal; and

                    (b) (appoint substitute note trustee): subject to any approval required by law, the Issuer Trustee is entitled to and must use reasonable endeavours to appoint in writing some other Eligible Trust Corporation that is approved by each Current Rating Agency to be the substitute note trustee and whose appointment is confirmed by each Current Rating Agency not to result in the suspension, reduction, qualifications or withdrawal of a rating assigned by them to any of the Offshore Notes.

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Note Trustee may Retire
               17.4 The Note Trustee may retire at any time as trustee under this deed upon giving 3 months (or such lesser time as the Global Trust Manager, the Issuer Trustee and the Note Trustee agree) notice in writing to the Issuer Trustee, the Global Trust Manager, the Security Trustee and each Current Rating Agency, without giving any reason and without being responsible for any liabilities incurred by reason of such retirement provided that such retirement is in accordance with this deed, provided further that no such period of notice of retirement may expire within the period of 30 days preceding each Payment Date. Upon such retirement, the Note Trustee, subject to any approval required by law, may appoint in writing any other Eligible Trust Corporation that is approved by the Global Trust Manager, which approval must not be unreasonably withheld by the Global Trust Manager, as Note Trustee in its stead and whose appointment is confirmed by each Current Rating Agency not to result in an Adverse Rating Effect in respect of the Offshore Notes. If the Note Trustee does not propose a replacement by the date which is 1 month prior to the date of its proposed retirement, the Global Trust Manager is entitled to appoint a Substitute Note Trustee, which must be an Eligible Trust Corporation that is approved by each Current Rating Agency, as of the date of the proposed retirement.

Appointment of substitute note trustee by Offshore Noteholders
               17.5 Notwithstanding clauses 17.2, 17.3 and 17.4, no retirement or removal of the Note Trustee will be effective until a Substitute Note Trustee has been appointed in its place. If a Substitute Note Trustee has not been appointed under clauses 17.2, 17.3 and 17.4 at a time when the position of Note Trustee would, but for this clause 17.5, become vacant in accordance with those clauses, the Issuer Trustee must promptly advise the Offshore Noteholders who may appoint an Eligible Trust Corporation nominated to act as Note Trustee.

Successor to Note Trustee
               17.6 On the execution by the Issuer Trustee, the Global Trust
                    Manager and any successor note trustee of an instrument effecting the appointment of that successor note trustee, that successor note trustee accepts the appointment and shall, without any further act, deed or conveyance, become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of the predecessor Note Trustee with effect as if originally named as Note Trustee in this deed and the Transaction Documents in respect of the Trust and that predecessor Note Trustee, on payment to it of the pro rata proportion of its fee and disbursements then unpaid (if any), shall have no further liabilities under this deed, except for any accrued liabilities arising from or relating to any act or omission occurring prior to the date on which the successor Note Trustee is appointed.

               17.7 Any corporation:

                    (a)  into which the Note Trustee is merged;

                    (b)  with which the Note Trustee is consolidated;


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                                                                            35
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                    (c)  resulting from any merger or consolidation to which
                         the Note Trustee is a party; or

                    (d) to which the Note Trustee sells or otherwise transfers all or substantially all the assets of its corporate trust business,

                    shall, on the date when that merger, consolidation, sale or transfer becomes effective and to the extent permitted by applicable law, become the successor Note Trustee under this deed without the execution or filing of any agreement or document or any further act on the part of the parties to this deed, unless otherwise required by the Issuer Trustee or the Global Trust Manager, and after that effective date all references in this deed to the Note Trustee shall be references to that corporation.

               17.8 If no other person can be found to act as Note Trustee, the Offshore Noteholders may elect a Note Trustee from among the holders of the Offshore Notes (if any Offshore Notes are outstanding).

Issuer Trustee and Global Trust Manager cannot be appointed
               17.9 Notwithstanding the preceding provisions of this clause
                    17, none of the Global Trust Manager, the Issuer Trustee, any Support Facility Provider nor any of their Related Entities may be appointed as Note Trustee.

No Limitation of TIA
              17.10 Nothing in this clause 17 is to be construed as limiting any right of an Offshore Noteholder to take any action to remove the Note Trustee in accordance with section 310(b) of the TIA.

18    Offshore Notes held in Clearing Systems and Notices
------------------------------------------------------------------------------
Offshore Notes held in Clearing Systems
               18.1 So long as any Offshore Note is held on behalf of a
                    Clearing System, in considering the interests of Offshore Noteholders, the Note Trustee may have regard to any information provided to it by such Clearing System or its operator as to the identity (either individually or by category) of its accountholders or participants with entitlements to any such Offshore Note and may consider such interests on the basis that such accountholders or participants were the holder(s) thereof.

19    Currency indemnity
------------------------------------------------------------------------------
Currency of account and payment
               19.1 U.S. Dollars and Euros are the only currencies of account and payment for all sums payable by the Issuer Trustee under or in connection with this deed and the Offshore Notes, including damages.

Extent of discharge
               19.2 Any amount received or recovered in a currency other than
                    U.S. Dollars (in the case of Class A-1 Notes) or Euros (in the case of Class A-3 Notes) (whether as a result of, or of the enforcement of, a judgment or order of a court of any jurisdiction, in the winding-up or dissolution of the Issuer Trustee or otherwise), by the Note Trustee or any Offshore


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                                                                            36
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                    Noteholder in respect of any sum expressed to be
                    due to it from the Issuer Trustee shall only discharge the Issuer Trustee to the extent of the U.S. Dollar or Euro
                    (as the case may be) amount which the recipient is able to purchase with the amount so received or recovered in that other currency on the date of that receipt or recovery
                    (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so).

Indemnity
               19.3 If that U.S. Dollar or Euro amount is less than the U.S.
                    Dollar or Euro amount expressed to be due to the recipient under this deed or the Offshore Notes, the Issuer Trustee shall (subject to clause 22) indemnify it against any loss sustained by it as a result. In any event, the Issuer Trustee shall (subject to clause 22) indemnify the recipient against the cost of making any such purchase.

Indemnity separate
               19.4 The indemnities in this clause 19 and in clause 11.5:

                    (a) constitute separate and independent obligations from the other obligations in this deed;

                    (b) shall give rise to a separate and independent cause of action;

                    (c) shall apply irrespective of any indulgence granted by the Note Trustee and/or any Offshore Noteholder; and

                    (d) shall continue in full force and effect despite any judgment, order, claim or proof for a liquidated amount in respect of any sum due under this deed, the Offshore Notes or any other judgment or order.

20    Representations and warranties
------------------------------------------------------------------------------
By the Issuer Trustee
               20.1 The Issuer Trustee represents and warrants to the Note
                    Trustee that:

                    (a) (Due Incorporation): it is duly incorporated and has the corporate power to own its property and to carry on its business as is now being conducted;

                    (b) (Constitution): the execution, delivery and performance of this deed does not violate its constitution; (c) (Corporate power): it has the power and has taken all corporate and other action required to enter into this deed and to authorise the execution and delivery of this deed and the performance of its obligations under this deed;

                    (d) (Filings): it has, or has arranged for, all corporate notices and all registrations with the Australian Securities and Investments Commission required to be filed or effected, as applicable, by it in connection with the execution, delivery and performance of



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                                                                            37
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                         this deed to be filed or effected, as applicable, and
                         all such filings and registrations are current, complete and accurate;

                    (e) (Execution, delivery and performance): its execution, delivery and performance of this deed does not violate any existing law or regulation in any applicable jurisdiction or any document or agreement to which it is a party or which is binding upon it or any of its assets;

                    (f) (Authorisation): all consents, licences, approvals and authorisations of every Governmental Agency required to be obtained by it in connection with the execution, delivery and performance of this deed in its personal capacity have been obtained and are valid and subsisting; and

                    (g) (No breach): it is not in breach of any material provision of the Master Trust Deed or the Supplemental Deed in respect of the Trust.

By the Global Trust Manager
               20.2 The Global Trust Manager represents and warrants to the
                    Issuer Trustee and the Note Trustee that:

                    (a) (Due Incorporation): it is duly incorporated and has the corporate power to own its property and to carry on its business as is now being conducted;

                    (b) (Constitution): the execution, delivery and performance of this deed does not violate its constitution;

                    (c) (Corporate power): it has the power and has taken all corporate and other action required to enter into this deed and to authorise the execution and delivery of this deed and the performance of its obligations under this deed;

                    (d) (Filings): all corporate notices and all registrations with the Australian Securities and Investments Commission required to be filed or effected, as applicable, by it in connection with the execution, delivery and performance of this deed have been filed or effected, as applicable, and all such filings and registrations are current, complete and accurate;

                    (e) (Execution, delivery and performance): its execution, delivery and performance of this deed does not violate any existing law or regulation in any applicable jurisdiction or any document or agreement to which it is a party or which is binding upon it or any of its assets;

                    (f) (Authorisation): all consents, licences, approvals and authorisations of every Governmental Agency required to be obtained by it in connection with the execution, delivery and performance of this deed in its personal capacity have been obtained and are valid and subsisting;

                                                                            38
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                    (g)  (Investment Company): the Trust is not, and, if all
                         the parties to the Transaction Documents perform their obligations under the Transaction Documents, will not become, an "investment company" as that term is defined in the Investment Company Act of 1940 of the United States of America;

                    (h) (Compliance with TIA): this deed has been duly qualified under the TIA; and

                    (i) (No breach): it is not in breach of any material provision of the Master Trust Deed or the Supplemental Deed in respect of the Trust.

By the Note Trustee
               20.3 The Note Trustee represents and warrants to the Issuer
                    Trustee and the Global Trust Manager that:

                    (a) (Due Incorporation): it is duly incorporated and has the corporate power to own its property and to carry on its business as is now being conducted;

                    (b) (Constitution): the execution, delivery and performance of this deed does not violate its constitution;

                    (c) (Corporate power): it has the power and has taken all corporate and other action required to enter into this deed and to authorise the execution and delivery of this deed and the performance of its obligations under this deed;

                    (d) (Filings): all corporate notices and all registrations with an applicable Governmental Agency in its jurisdiction of incorporation and in any other jurisdiction required to be filed or effected, as applicable, by it in connection with the execution, delivery and performance of this deed have been filed or effected, as applicable, and all such filings and registrations are current, complete and accurate;

                    (e) (Execution, delivery and performance): its execution, delivery and performance of this deed does not violate any existing law or regulation in any applicable jurisdiction or any document or agreement to which it is a party or which is binding upon it or any of its assets;

                    (f) (Authorisation): all consents, licences, approvals and authorisations of every Governmental Agency required to be obtained or made by the Note Trustee in connection with the execution, delivery and performance of this deed have been obtained or made and are valid and subsisting;

                    (g) (Eligible Trust Corporation): it is an Eligible Trust Corporation;

                    (h) (No Insolvency Event): no Insolvency Event has occurred and is continuing in relation to the Note Trustee; and

                                                                            39
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                    (i)  (No Litigation): no litigation, arbitration, dispute
                         or administrative proceeding has been commenced or is pending or, to the knowledge of the Note Trustee, threatened by any person which will, or is likely to, have a material and adverse effect on the ability of the Note Trustee to perform its obligations under this deed.

21    Notices
------------------------------------------------------------------------------
Notices
               21.1 Subject to clauses 21.4, 21.5, any notice, approval,
                    consent or other communication in connection with this deed:

                    (a) must be given by an Authorised Person of the relevant party;

                    (b)  must be in writing; and

                    (c) must be left at the address of the addressee or sent by prepaid ordinary post to the address of the addressee or sent by facsimile to the facsimile number of the addressee, or sent by e-mail to the e-mail address of the addressee specified in clause
                         21.2 or any other address, facsimile number or e-mail address any party may from time to time notify to the other parties as its address for service of communications pursuant to this deed.

Initial addresses
               21.2 The initial address and facsimile numbers of the Issuer
                    Trustee, the Global Trust Manager and the Note Trustee are:

                              Issuer Trustee:

                              Address:          Level 7
                                                9 Castlereagh Street
                                                Sydney NSW 2000
                              Facsimile:        (02) 8256 1422
                              Attention:        Manager, Securitisation
                              E-mail   :        (as notified from time
                                                to time)

                                Global Trust Manager:

                              Address:          Level 24
                                                500 Bourke Street
                                                Melbourne VIC 3000
                              Facsimile:        (03) 8641 0906
                              Attention:        Manager, Group Funding
                              E-mail   :        (as notified from time to
                                                time)

                              Note Trustee:

                              Address:          101 Barclay Street, 21W
                                                New York, New York 10286
                                                United States of America

                                                                            40
------------------------------------------------------------------------------

                              Facsimile:        (212) 815 3522
                              Attention:        Global Structured Products Unit
                              E-mail   :        as notified from time to
                                                time

                              with a copy to:

                              Address:          One Temasek Avenue
                                                #02-01 Millenia Tower
                                                Singapore 039192
                              Facsimile:        (65) 6883 0338
                              Attention:        Structured Finance Products
                              E-mail   :        as notified from time to
                                                time

Time effective
               21.3 Unless a later time is specified in it, a notice,
                    approval, consent or other communication takes effect from the time it is received.

Receipt
               21.4 A letter, e-mail or facsimile is taken to be received:

                    (a) in the case of a posted letter, on the third (seventh, if posted to or from a place outside Australia) day after posting;

                    (b) in the case of a facsimile, on production of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the purpose of this clause 21; and

                    (c) in the case of an e-mail, on receipt by the sender of an e-mail confirmation that the e-mail was delivered in its entirety to the e-mail address of the recipient.

                    However, if the time of deemed receipt of any notice is not before 4.00 p.m. (local time at the address of the recipient) on a Business Day it is deemed to have been received at the commencement of business on the next following Business Day.

               21.5 Subject to clause 3.3(e), all notices with respect to the
                    Offshore Noteholders are valid if despatched in accordance with, and will be regulated by, the Class A Note Conditions.

22    Limited recourse
------------------------------------------------------------------------------
                    Clause 2 of the Definitions Schedule applies to this deed as if set out in full in this deed but with any consequential changes as are necessary to give effect to that clause in this deed.

23    Termination
------------------------------------------------------------------------------
                    At any time after the expiry of the latest period after which the right to any payment of interest or principal becomes void in accordance with

                                                                            41
------------------------------------------------------------------------------

                    the Class A Note Conditions, the Issuer Trustee may by notice to the Note Trustee and copied to the Global Trust Manager terminate the trust constituted by this deed.

24    Trust Indenture Act
------------------------------------------------------------------------------
Certificates and opinions
               24.1 (a) (Class A Note Conditions Precedent) Upon any application or request by the Issuer
                         Trustee to the Note Trustee to take any
                         action under any provision of this deed, the Issuer Trustee must furnish to the Note Trustee:

                         (i) a certificate from two Authorised Persons of the Issuer Trustee stating that all conditions precedent, if any, provided for in this deed relating to the proposed action have been complied with;

                         (ii) Counsel's Opinion stating that all such
                              conditions precedent, if any, have been complied with; and

                        (iii) if required by the TIA, a certificate from an
                              accountant meeting the applicable requirements of section 314(c)(3) of the TIA,

                         provided that in the case of any such application or request as to which the furnishing of such documents is specifically required by any other provision of this deed no additional certificate or opinion need be furnished.

                    (b) (Fair Value) The Issuer Trustee must furnish to the Note Trustee a certificate or opinion of an engineer, appraiser or other expert as to the fair value:

                         (i) of any property or securities to be released from the Security Interest created by the Master Security Trust Deed and the Deed of Charge in respect of the Trust, where this is required by section 314(d)(1) of the TIA;

                         (ii) to the Issuer Trustee of any securities the
                              deposit of which with the Issuer Trustee is to be made the basis for the release of any property or securities subject to the Security Interest created by the Master Security Trust Deed and the Deed of Charge in respect of the Trust, where this is required by section 314(d)(2) of the TIA; and

                        (iii) to the Issuer Trustee of any property the
                              subjection of which to the Security Interest created by the Master Security Trust Deed and the Deed of Charge in respect of the Trust is to be made the basis for the release of any property or securities subject to the Security Interest created by the Master Security Trust Deed and the Deed

                                                                            42
------------------------------------------------------------------------------

                              of Charge in respect of the Trust, where this is required by section 314(d)(3) of the TIA,

                         and every such certificate or opinion must comply with the relevant provisions of section 314(d) of the TIA (and, except as provided otherwise in section 314 of the TIA, may be given by an Authorised Person of the Issuer Trustee).

                    (c) (Form of certificates and options) Each certificate or opinion with respect to compliance with a condition or covenant provided for in this deed (other than the certificate referred to in clause 7.1(e)(i)) shall include:

                         (i)  a statement that each signatory of such
                              certificate or opinion has read such covenant or condition and the definitions used therein;

                         (ii) a brief statement as to the nature and scope of
                              the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                        (iii) a statement that, in the opinion of each such
                              signatory, such signatory has made such
                              examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                         (iv) a statement as to whether, in the opinion of
                              each such signatory such condition or covenant has been complied with.

Undertaking for Costs
               24.2 (a) (Undertaking) Subject to clause 24.2(b), all parties to this deed agree, and each Offshore Noteholder by such Offshore Noteholder's acceptance of the Offshore Notes are deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this deed, or in any suit against the Note Trustee for any action taken, suffered or omitted by it as the Note Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defences made by such party litigant.

                    (b) (Exceptions) The provisions of clause 24.2(a) shall not apply to:

                         (i)  any suit instituted by the Note Trustee;

                         (ii) any suit instituted by any Offshore Noteholder,
                              or group of Offshore Noteholders, in each case holding Offshore

                                                                            43
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                              Notes the A$ Equivalent of the aggregate Invested
                              Amount of which is more than 10% of the A$
                              Equivalent of the then Invested Amount of all Offshore Notes; or

                        (iii) any suit instituted by any Offshore Noteholder
                              for the enforcement of the payment of principal or interest on any Offshore Note on or after the respective due dates expressed in such Offshore Note and in this deed.

Exclusion of section 316(a)(1)
               24.3 Section 316(a)(1) of the TIA is expressly excluded by this deed.

Unconditional rights of Offshore Noteholders to receive principal and interest
               24.4 Notwithstanding any other provisions in this deed, any
                    Offshore Noteholder shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on each Offshore Note held by it on or after the respective due dates thereof expressed in such Offshore Note or in this deed or to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Offshore Noteholder, except to the extent that this deed or the Master Security Trust Deed contains provisions limiting or denying the right of any Offshore Noteholder to institute any such suit, if and to the extent that the institution or prosecution thereof or the entry of judgment therein would, under applicable law, result in the surrender, impairment, waiver or loss of the Security Interest created by the Master Security Trust Deed upon any property subject to such Security Interest.

Conflict with Trust Indenture Act
               24.5 The provisions of section 310 to 317 (inclusive) of the
                    TIA are incorporated into, are a part of and govern this deed, whether or not contained in this deed, unless expressly excluded by this deed in accordance with the TIA. If any provision of this deed limits, qualifies or conflicts with any provision that is deemed to be included in this deed by virtue of any of the provisions of the TIA, such provision deemed to be included in this deed will prevail.

25    Miscellaneous
------------------------------------------------------------------------------
Certificate
               25.1 A certificate signed by the Issuer Trustee, Global Trust
                    Manager or Note Trustee or its solicitors about a matter or about a sum payable to the Issuer Trustee, the Global Trust Manager or the Note Trustee in connection with this deed or the Supplemental Deed is sufficient evidence of the matter or sum stated in the certificate unless the matter or sum is proved to be false.

Exercise of rights
               25.2 The Issuer Trustee, Global Trust Manager, Note Trustee or
                    an attorney appointed under this deed may exercise a right, power or remedy at its discretion, and separately or concurrently with another right, power or remedy. A single or partial exercise of a right, power or remedy by the person does not prevent a further exercise of that or an exercise of any

                                                                            44
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                    other right, power or remedy. Failure by the person to
                    exercise or delay in exercising a right, power or remedy does not prevent its exercise. The person with the right, power or remedy is not liable for any loss caused by its exercise, attempted exercise, failure to exercise or delay in exercising it except:

                    (a)  in the case of its fraud or negligence; or

                    (b)  in the case of the Issuer Trustee, breach of trust;
                         or

                    (c) in the case of the Note Trustee or Global Trust Manager, wilful default.

Waiver and variation
               25.3 A provision of or a right created under this deed may not be waived or varied except in writing signed by the party or parties to be bound.

Supervening legislation
               25.4 Any present or future legislation which operates to vary the obligations of the Issuer Trustee, Global Trust Manager or Note Trustee in connection with this deed with the result that the rights, powers or remedies of the Issuer Trustee, Global Trust Manager or Note Trustee are adversely affected (including, without limitation, by way of delay or postponement) is excluded except to the extent that its exclusion is prohibited or rendered ineffective by law.

Approvals and consent
               25.5 The Issuer Trustee, the Global Trust Manager, Note Trustee
                    or an attorney appointed under this deed may give conditionally or unconditionally or withhold its approval or consent in its absolute discretion, unless this deed expressly provides otherwise.

Remedies cumulative
               25.6 The rights, powers and remedies provided in this deed are cumulative with and not exclusive of the rights, powers or remedies provided by law independently of this deed.

Indemnities
               25.7 Each indemnity in this deed is a continuing obligation, separate and independent from the other obligations of the Issuer Trustee, the Global Trust Manager and the Note Trustee and survives termination of this deed. It is not necessary for the Issuer Trustee, the Global Trust Manager or the Note Trustee to incur expense or make payment before enforcing a right of indemnity conferred by this deed.

Time of the essence
               25.8 Time is of the essence in this deed in respect of an
                    obligation of the Issuer Trustee or Note Trustee to pay money.

Receipts
               25.9 The receipt of a Receiver, or an Authorised Person of the
                    Issuer Trustee or Note Trustee, releases the person paying money to the Receiver, the Issuer Trustee or the Note Trustee in connection with this deed from:

                                                                            45
------------------------------------------------------------------------------
                    (a) liability for the money paid or expressed to be received; and

                    (b) being concerned to see to its application or being answerable or accountable for its loss or misapplication.

Acknowledgment
              25.10 The parties acknowledge and agree that the Issuer
                    Trustee, the Global Trust Manager and the Note Trustee in exercising their powers and discretions under this deed, and in performing their obligations under this deed, must act in accordance with their duties and obligations under this deed and may exercise such powers and discretions as provided in this deed and (without limitation) in forming any opinion may obtain and act upon the advice of persons who are not parties to this deed.

              25.11 The parties acknowledge that they are bound by the terms of this deed.

Disclosure of information
              25.12 Subject to this deed, the Issuer Trustee and the Note
                    Trustee is not required (unless ordered so to do by a court of competent jurisdiction) to disclose to any Unitholder, Secured Creditor or any other person confidential, financial or other information made available to the Issuer Trustee and the Note Trustee in connection with this deed.

Rights cumulative
              25.13 The rights, powers and remedies provided in this deed are cumulative and not exclusive of the rights, powers or remedies provided by law independently of this deed.

Signatures
              25.14 The Issuer Trustee, the Global Trust Manager and the Note
                    Trustee may rely on the validity of any signature on any transfer, form of application or other instrument or document unless the Issuer Trustee, the Global Trust Manager or the Note Trustee (as the case may be) has reasonable grounds to believe that the signature is not genuine. Neither the Issuer Trustee, the Global Trust Manager nor the Note Trustee is liable to make good out of its own funds any loss incurred by any person if a signature is forged or otherwise fails to bind the person whose signature it purports to be or on whose behalf it purports to be made. Any such loss, subject to any right of reimbursement from any other person (including the Global Trust Manager) is to be borne by the relevant Trust in respect of which the loss is incurred.

Meetings
              25.15 A reference in this deed to a meeting of Secured
                    Creditors of a Trust is a reference to a meeting of Secured Creditors of the Trust conducted in accordance with the provisions of the Master Security Trust Deed and the Deed of Charge.

26    Governing law
------------------------------------------------------------------------------
Governing Law
               26.1 This deed and each Trust are governed by the law in force in the Australian Capital Territory and the rights, liabilities and obligations of

                                                                            46
------------------------------------------------------------------------------
                    the Global Trust Manager, the Issuer Trustee, the Note Trustee, the Unitholders and the Secured Creditors are governed by the laws in force in the Australian Capital Territory.

Submission to jurisdiction
               26.2 Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of the Australian Capital Territory and courts of appeal from them. Each party waives any right it has to object to an action being brought in those courts including, without limitation, by claiming that the action has been brought in an inconvenient forum or that those courts do not have jurisdiction.

Service
               26.3 Without preventing any other mode of service, any document in an action (including, without limitation, any writ of summons or other originating process or any third or other party notice) may be served on any party by being delivered to or left for that party at its address for service of notices under clause 21.

27    Counterparts
------------------------------------------------------------------------------
                    This Note Trust Deed may consist of any numbers of counterparts and all counterparts taken together will be deemed to constitute one and the same instrument.

EXECUTED as a deed.

                                                                            47
------------------------------------------------------------------------------

Schedule 1                      Form of Book-Entry Note
------------------------------------------------------------------------------
[UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SUCH NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN] / [UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITORY FOR CLEARSTREAM BANKING, SOCIETE ANONYME ("CLEARSTREAM, LUXEMBOURG") AND THE EUROCLEAR SYSTEM ("EUROCLEAR") TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SUCH NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE COMMON DEPOSITORY FOR CLEARSTREAM, LUXEMBOURG AND EUROCLEAR, HAS AN INTEREST HEREIN.] EACH PURCHASER WILL BE DEEMED TO HAVE REPRESENTED AND AGREED THAT (I) IT IS NOT AND FOR SO LONG AS IT HOLDS NOTES WILL NOT BE (A) AN "EMPLOYEE BENEFIT PLAN" AS DEFINED UNDER THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), WHICH IS SUBJECT TO ERISA, OR (B) A "PLAN" AS DEFINED IN SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), WHICH IS SUBJECT TO SECTION 4975 OF THE CODE OR (C) ANOTHER EMPLOYEE BENEFIT PLAN SUBJECT TO ANY FEDERAL, STATE, LOCAL OR FOREIGN LAW, WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE ("SIMILAR LAW"), OR (D) AN ENTITY ANY OF WHOSE ASSETS ARE (OR ARE DEEMED FOR PURPOSES OF ERISA OR SECTION 4975 OF THE CODE, OR SIMILAR LAW, TO BE) ASSETS OF SUCH AN "EMPLOYEE BENEFIT PLAN," "PLAN" OR OTHER EMPLOYEE BENEFIT PLAN (ALL OF THE FOREGOING, TOGETHER, "BENEFIT PLAN INVESTORS"), OR (II) ITS PURCHASE AND HOLDING OF THE NOTES SATISFY THE REQUIREMENTS FOR EXEMPTIVE RELIEF UNDER PTCE 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 OR A SIMILAR EXEMPTION, OR IN THE CASE OF A BENEFIT PLAN INVESTOR SUBJECT TO SIMILAR LAW, DO NOT AND WILL NOT CONSTITUTE OR RESULT IN A VIOLATION OF SUCH SIMILAR LAW.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AGREES TO TREAT THIS NOTE AS "DEBT" FOR UNITED STATES FEDERAL INCOME TAX PURPOSES.

      PERPETUAL TRUSTEE COMPANY LIMITED (ABN 42 000 001 007)

        (a limited liability company incorporated under the laws of the
        Commonwealth of Australia) in its capacity as trustee ("Issuer
         Trustee") of the National RMBS Trust 2004-1 (the "Trust") and
                             in no other capacity

                                                                            48
------------------------------------------------------------------------------
                 CLASS [A-1/A-3] BOOK-ENTRY NOTE representing
                               [US$/(euro)] [ ]
       Class [A-1/A-3] Mortgage Backed Pass Through Floating Rate Notes
                                    due [*]

This Class [A-1/A-3] Note certifies that [ ] of [ ] is at the date hereof registered in the register (the Register) maintained by the Registrar of the Notes as the duly registered holder (the Registered Holder) of the US$/(euro)[ ] Class [A-1/A-3] Mortgage Backed Pass Through Floating Rate Notes due March 2034 represented hereby and issued by the Issuer Trustee, designated as specified in the title hereof (the Class [A-1/A-3] Notes) pursuant to a resolution of the Board of Directors of the Issuer Trustee dated September 21, 2004 and constituted by a Note Trust Deed dated on or about September 28, 2004 (the Note Trust Deed) between, inter alia, the Issuer Trustee and The Bank of New York, New York as trustee (the trustee for the time being thereof being herein called the Note Trustee). References herein to the Conditions (or to any particular numbered Condition) shall be to the terms and conditions (or that particular one of them) set out in Schedule 4 to the Note Trust Deed but with the deletion therefrom of those provisions which are applicable only to Class [A-1/A-3] Notes in definitive form. Terms and expressions used in the Note Trust Deed and the Conditions shall bear the same meanings when used herein. The Registered Holder of the Notes represented hereby shall be bound by, and deemed to have notice of, all the provisions of the Note Trust Deed and the Conditions.

If the aggregate principal amount of the Class [A-1/A-3] Notes represented by this Class [A-1/A-3] Note is increased or decreased upon any exchange or transfer of Notes or otherwise in accordance with the Conditions and the Note Trust Deed, the relevant Depository shall in consultation with the relevant Registrar, record such increases and decreases in Schedule 2 hereto.

If the Issuer Trustee becomes obliged to issue Class [A-1/A-3] Definitive Notes pursuant to Clause 3.4 of the Note Trust Deed, this Class [A-1/A-3] Note will be exchangeable in whole upon the request of the registered holder hereof upon presentation or surrender of this Class [A-1/A-3] Note for Class [A-1/A-3] Definitive Notes only on and subject to the terms and conditions set out in the Note Trust Deed and the Agency Agreement, and the Issuer Trustee shall procure that the Note Registrar shall issue and deliver, in exchange for this Class [A-1/A-3] Note, Class [A-1/A-3] Definitive Notes in aggregate principal amount equal to the principal amount of this Class [A-1/A-3] Note submitted for exchange. The Class [A-1/A-3] Definitive Notes to be issued on such exchange will be in registered form in the authorised denominations of [US$100,000/(euro)100,000] and integral multiples of [US$10,000/(euro)10,000]
in excess thereof. Such Class [A-1/A-3] Definitive Notes will be registered in such names as the Registered Holder shall direct in writing. If the Issuer Trustee fails to meet its obligations to issue Class [A-1/A-3] Definitive Notes, this shall be without prejudice to the Issuer Trustee's obligations with respect to the Class [A-1/A-3] Notes under the Note Trust Deed and this Class [A-1/A-3] Note.

Exchanges or transfers of interests in the Class [A-1/A-3] Notes represented by this Class [A-1/A-3] Note shall be made only in accordance with the Conditions, the Agency Agreement and the Note Trust Deed.

The Issuer Trustee hereby promises to pay upon presentation or surrender of this Class [A-1/A-3] Note in accordance with the Conditions on the Payment Date occurring in March 2034 (or such earlier date as the Notes become payable in accordance with the Conditions), the then Stated Amount of the Notes represented by this Class [A-1/A-3] Note to the Registered Holder (or such part thereof as may become repayable pursuant to the Conditions) together with such additional amounts (if any) as may be payable in accordance with the Conditions on such date or such earlier date in each case subject to and in accordance with the Conditions on such date(s) as the said Stated Amount (or part thereof) may become repayable in accordance with the Conditions and the Note

                                                                            49
------------------------------------------------------------------------------

Trust Deed and to pay interest in arrears to the Registered Holder on each Payment Date (as defined in the Conditions) on the Invested Amount of the Class [A-1/A-3] Notes represented by this Class [A-1/A-3] Note at rates determined in accordance with the Conditions all subject to and in accordance with the Conditions and the Note Trust Deed, which shall be binding upon the Registered Holder.

Upon any payment of principal and/or interest in accordance with the Conditions details of such payment or reduction shall be endorsed by the Depository, in consultation with the Note Registrar, on Schedule 1 hereto in accordance with the provisions of the Agency Agreement. If the amount of interest or principal then due for payment is not paid in full to the registered holder hereof (otherwise than by reason of a deduction required by law to be made therefrom) details of such shortfall and the relevant date on which it was due to be paid shall be endorsed by the Depository, in consultation with the Note Registrar, on Schedule 1 hereto.

Upon the Stated Amount of Notes represented by this Class [A-1/A-3] Note being reduced to zero, this Class [A-1/A-3] Note shall be surrendered to the Note Registrar.

The holder hereof shall (unless this Class [A-1/A-3] Note represents only one
Note) be treated as two persons for the purposes of any quorum requirements at a meeting of Class [A-1/A-3] Noteholders and, at any such meeting, as having one vote in respect of each [US Dollar/Euro] principal amount outstanding of the relevant Class [A-1/A-3] Definitive Notes for which this Class [A-1/A-3] Note may be exchanged in accordance with the terms of the Note Trust Deed.

[This Class A-1 Note is a Book-Entry Note registered in the name of Cede & Co., as nominee for DTC, as holder of record of this Class A-1 Note, shall be entitled to receive payments of principal and interest, other than principal and interest due at the maturity date, by wire transfer of immediately available funds.] / [This Class A-3 Note is a Book-Entry Note deposited with The Bank of New York as Common Depository, and registered in the name of The Bank of New York Depository (Nominees) Limited as a nominee of the Common Depository for Clearstream, Luxembourg and Euroclear] as holder of record of this Class A-3 Note, shall be entitled to receive payments of principal and interest, other than principal and interest due at the maturity date, by wire transfer of immediately available funds.]

This Class [A-1/A-3] Note is evidence of entitlement only and is not a document of title. Entitlements are determined by the Register and only the Registered Holder is entitled to payment in respect of the Notes represented hereby. Title to the Notes represented by this Class [A-1/A-3] Note shall pass by registration in the Register kept by the Note Registrar.

The statements in the legend set forth above are an integral part of the terms of this Class [A-1/A-3] Note and by acceptance thereof each holder of this Class [A-1/A-3] Note agrees to be subject to and bound by the terms and provisions set forth in such legend, if any.

The Issuer Trustee's liability is limited in accordance with Condition 12. The Issuer Trustee issues this Class [A-1/A-3] Note only in its capacity as trustee of the Trust and in no other capacity. A liability arising under or in connection with the Trust under the Master Trust Deed, the Supplemental Deed, the Note Trust Deed, this Class [A-1/A-3] Note or any other Transaction Document is limited to and can be enforced against the Issuer Trustee only to the extent to which it can be satisfied out of the Assets of the Trust out of which the Issuer Trustee is actually indemnified for the liability. This limitation of the Issuer Trustee's liability will not apply to any obligation or liability of the Issuer Trustee to the extent that it is not satisfied because under the Master Trust Deed or by operation of law there is a reduction in the extent of the Issuer Trustee's indemnification out of the Assets of the Trust as a result of any fraud, negligence or breach of trust on the part of the

                                                                            50
------------------------------------------------------------------------------

Issuer Trustee. Subject to the terms of the Transaction Documents, the Issuer Trustee will have no liability for any act or omission of the Global Trust Manager or any other person.

This Class [A-1/A-3] Note shall not become valid for any purpose unless and until the Certificate of Authentication hereon has been signed by an authorised signatory of The Bank of New York, New York, as Note Registrar.

This Class [A-1/A-3] Note is governed by, and shall be construed in accordance with, the laws of the Australian Capital Territory.

IN WITNESS whereof this Class [A-1/A-3] Note has been signed on behalf of the Issuer Trustee.

By:   Perpetual Trustee Company Limited as trustee for the
      National RMBS Trust 2004-1


     ..................................................
     Authorised Signatory



CERTIFICATE OF AUTHENTICATION

This is the Class [A-1/A-3] Note referred to in the above-mentioned Note Trust Deed.



The Bank of New York, New York
as Note Registrar

(Without recourse, warranty or liability)

By:

Authorised Signatory Issued in [              ] on [              ]

------------------------------------------------------------------------------
                                  Schedule 1

        Payments of Principal and/or Interest on the Class [A-1/A-3] Notes

The following payments of principal and/or interest in respect of the Class [A-1/A-3] Notes represented by this Class [A-1/A-3] Note have been made:


-----------------------------------------------------------------------------------------------------------------
                                      Amount of                                                       Notation
        Amount of                     principal       Amount of       Shortfall in    Shortfall in    made by
Date    principal     Amount of       paid or         interest        payment of      payment of      or on
made    due and       interest due    cancelled       paid or         principal       interest        behalf of
        payable       and payable     pursuant to     cancelled       [US$/(Euro)]    [US$/(Euro)]    the
        [US$/(Euro)]  [US$/(Euro)]    the             [US$/(Euro)]                                    Depository
                                      Conditions
                                      [US$/(Euro)]
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------


                                                                            52
------------------------------------------------------------------------------
                                  Schedule 2

    Increase/Decrease in Stated Amount and Transfers/Exchanges
                           of Class [A-1/A-3] Notes

The following increases or decreases in Stated Amount consequent upon transfers or exchanges of a part of this Class [A-1/A-3] Note for Class [A-1/A-3] Definitive Notes or otherwise have been made:

-------------------------------------------------------------------

                                        Stated
             Amount of    Amount of     Amount of     Notation
             increase in  decrease in   this          made by or
Date made    Stated       Stated        Certificate   on behalf
             Amount of    Amount of     following     of the
             this         this          such          Depository
             Certificate  Certificate   exchanges
-------------------------------------------------------------------

-------------------------------------------------------------------

-------------------------------------------------------------------

-------------------------------------------------------------------

                                                                            53
------------------------------------------------------------------------------

Schedule 2                Form of Definitive Note

(Face of Note)

EACH PURCHASER WILL BE DEEMED TO HAVE REPRESENTED AND AGREED THAT (I) IT IS NOT AND FOR SO LONG AS IT HOLDS NOTES WILL NOT BE (A) AN "EMPLOYEE BENEFIT PLAN" AS DEFINED UNDER THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), WHICH IS SUBJECT TO ERISA, OR (B) A "PLAN" AS DEFINED IN SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), WHICH IS SUBJECT TO SECTION 4975 OF THE CODE OR (C) ANOTHER EMPLOYEE BENEFIT PLAN SUBJECT TO ANY FEDERAL, STATE, LOCAL OR FOREIGN LAW, WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE ("SIMILAR LAW"), OR (D) AN ENTITY ANY OF WHOSE ASSETS ARE (OR ARE DEEMED FOR PURPOSES OF ERISA OR SECTION 4975 OF THE CODE, OR SIMILAR LAW, TO BE) ASSETS OF SUCH AN "EMPLOYEE BENEFIT PLAN," "PLAN" OR OTHER EMPLOYEE BENEFIT PLAN (ALL OF THE FOREGOING, TOGETHER, "BENEFIT PLAN INVESTORS"), OR
(II) ITS PURCHASE AND HOLDING OF THE NOTES SATISFY THE REQUIREMENTS FOR EXEMPTIVE RELIEF UNDER PTCE 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 OR A SIMILAR EXEMPTION, OR IN THE CASE OF A BENEFIT PLAN INVESTOR SUBJECT TO SIMILAR LAW, DO NOT AND WILL NOT CONSTITUTE OR RESULT IN A VIOLATION OF SUCH SIMILAR LAW.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AGREES TO TREAT THIS NOTE AS "DEBT" FOR UNITED STATES FEDERAL INCOME TAX PURPOSES.

 -------------------------------------------------

 Denomination   CUSIP No.   Class    Serial
                                     Number
 -------------------------------------------------

 -------------------------------------------------

 -------------------------------------------------

 -------------------------------------------------


      PERPETUAL TRUSTEE COMPANY LIMITED (ABN 42 000 001 007)

        (a limited liability company incorporated under the laws of the
        Commonwealth of Australia) in its capacity as trustee ("Issuer
         Trustee") of the National RMBS Trust 2004-1 (the "Trust") and
                             in no other capacity

      [US$/(euro)] Class [A-1/A-3] Mortgage Backed Pass Through Floating
                              Rate Notes due [*]

  This is to certify that:

  ............................................................................

  ............................................................................
  is the person registered in the register (the Register) maintained by the Registrar in relation to the Notes as the duly registered holder of the Notes represented by this Class [A-1/A-3] Definitive Note or, if more than one person is so registered, the first-named of such persons (the Registered Holder)

                                                                            54
------------------------------------------------------------------------------
  The Issuer Trustee promises to pay to the Registered Holder and the Registered Holder is entitled to receive, all in accordance with the terms and conditions endorsed on this certificate (the Conditions) on the Payment
  Date (as defined in the said Conditions) falling on [           ] (or on such
  earlier date as the principal sum mentioned below may become repayable in accordance with the said Conditions) the principal sum of:

                                [US$/(euro)][ ]

(or such lesser principal sum as may from time to time be represented by this Certificate) together with interest on that principal sum and together with such premium and other amounts as may be payable, all subject to and in accordance with the said Conditions.

This Class [A-1/A-3] Definitive Note represented by this certificate is issued by the Issuer Trustee pursuant to a resolution of the Board of Directors of the Issuer Trustee passed on [*], 2004. The Notes represented by this Certificate are Class [A-1/A-3] Definitive Notes for the purpose of the Conditions and the Note Trust Deed referred to below.

The Class [A-1/A-3] Notes are constituted by and issued subject to, and with the benefit of, a Note Trust Deed (the Note Trust Deed) dated on or about [*], 2004 made between, inter alia, the Issuer Trustee and The Bank of New York, New York (the Note Trustee) and are also issued subject to, and with the benefit of, the Conditions.

[There were also constituted by the Note Trust Deed [                ].]

The Issuer Trustee's liability is limited in accordance with Condition [12]. The Issuer Trustee issues this Certificate only in its capacity as trustee of the Trust and in no other capacity. A liability arising under or in connection with the Trust under the Master Trust Deed, the Supplemental Deed, the Note Trust Deed, this Certificate or any other Transaction Document is limited to and can be enforced against the Issuer Trustee only to the extent to which it can be satisfied out of the Assets of the Trust out of which the Issuer Trustee is actually indemnified for the liability. This limitation of the Issuer Trustee's liability will not apply to any obligation or liability of the Issuer Trustee to the extent that it is not satisfied because under the Master Trust Deed or by operation of law there is a reduction in the extent of the Issuer Trustee's indemnification out of the Assets of the Trust as a result of any fraud, negligence or breach of trust on the part of the Issuer Trustee. Subject to the terms of the Transaction Documents, the Issuer Trustee will have no liability for any act or omission of the Global Trust Manager or any other person.

Any reference herein to the Conditions is to the terms and conditions of the Notes endorsed hereon and any reference herein to a particular numbered Condition shall be construed accordingly. Terms defined in the Conditions and the Note Trust Deed shall have the same meanings in this Certificate.

Exchanges or transfers of the Class [A-1/A-3] Notes represented by this Certificate shall be made only in accordance with the terms of Clause 3.4 of the Note Trust Deed, the Conditions and the Agency Agreement.

This Certificate is evidence of entitlement only. Title to this Certificate passes only on due registration in the register maintained by the Registrar and only the duly Registered Holder is entitled to payment in respect of this Certificate.

This Certificate shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by a duly authorised officer of the Registrar (as defined in the said Conditions).

                                                                            55
------------------------------------------------------------------------------
IN WITNESS WHEREOF, the Issuer Trustee has caused this Certificate to be duly executed on its behalf.

Perpetual Trustee Company Limited as trustee for the National
RMBS Trust 2004-1

By:   .....................................................
      Authorised Signatory



CERTIFICATE OF AUTHENTICATION

This Certificate represents one of the Class [A-1/A-3] Notes described in the above-mentioned Note Trust Deed.

The Bank of New York, New York

as Registrar

By:   ..................................................
      Authorised Officer

Dated:  [____________________________]

                                                                            56
------------------------------------------------------------------------------

(Reverse of Note)

               TERMS AND CONDITIONS OF THE CLASS [A-1/A-3] NOTES
                      (in the form set out in Schedule 2)

                                   REGISTRAR

                         [Registrar name and address]

and/or such other or further Registrar and/or specified offices as may from time to time be duly appointed by the Issuer Trustee and notice of which has been given to the Noteholders.

                                                                            57
------------------------------------------------------------------------------

Schedule 3              Provisions for Meetings of Offshore Noteholders
------------------------------------------------------------------------------
Validity
               1 A holder of an Offshore Note may obtain a Voting Certificate from a Paying Agent or require Paying Agents to issue a Block Voting Instruction by depositing his Offshore Note with such Paying Agent not later than 48 hours before the time fixed for any meeting. Each Voting Certificate and Block Voting Instruction shall be valid for so long as the relevant Offshore Notes shall not be released (as set out in the relevant definition in the Definitions Schedule) and during the validity of such Voting Certificate or Block Voting Instruction the holder of such Voting Certificate or (as the case may be) the Proxy named in such Block Voting Instruction shall, for all purposes in connection with any meeting of Offshore Noteholders, be deemed to be the Offshore Noteholder of the Offshore Notes to which such Voting Certificate or Block Voting Instruction relates and the Paying Agents with which (or to the order of which) such Offshore Notes have been deposited shall be deemed for such purposes not to be the Offshore Noteholder of those Offshore Notes.

Who may convene meetings
               2 The Note Trustee or the Issuer Trustee at any time may, and the Note Trustee (subject to it being indemnified to its satisfaction against all costs and expenses thereby occasioned) upon request in writing of the Offshore Noteholders holding not less than five per cent. of the aggregate Invested Amount of the relevant Offshore Notes for the time being outstanding shall, convene a meeting of the Offshore Noteholders. Whenever the Issuer Trustee or the Note Trustee upon such request of the relevant Offshore Noteholders is about to convene any such meeting it shall give notice in writing to the Note Trustee (or the Issuer Trustee as the case may be) of the day, time and place of that meeting and of the nature of the business to be transacted at that meeting. If the Note Trustee receives notice of a meeting pursuant to the terms of the Master Security Trust Deed it shall convene a meeting of the Offshore Noteholders as soon as practicable thereafter. Every such meeting shall be held at such time and place as the Note Trustee may approve.

Notification of meetings
               3 At least 14 days' notice (exclusive of the day on which the notice is given and of the day on which the meeting is held) specifying the day, time and place of meeting shall be given to the relevant Offshore Noteholders. A copy of the notice shall be given to the Note Trustee, unless the meeting is convened by the Note Trustee, and to the Issuer Trustee unless the meeting shall be convened by the Issuer Trustee. Such notice shall, unless in any particular case the Note Trustee otherwise agrees, specify the terms of the resolutions to be proposed and shall include statements to the effect that Offshore Notes may be deposited with (or to the order of) the Paying Agent or any Paying Agent for the purpose of obtaining Voting Certificates or Block Voting Instructions (and appointing Proxies) until 48 hours before the time fixed for the meeting but not thereafter.

                                                                            58
------------------------------------------------------------------------------
Chairman
               4 A person (who may, but need not, be a relevant Offshore Noteholder) nominated in writing by the Note Trustee shall be entitled to take the chair at every such meeting but if no such nomination is made or if at any meeting the person nominated shall not be present within 15 minutes after the time appointed for the holding of such meeting the relevant Offshore Noteholders present shall choose one of their number to be chairman and, failing such nomination, the Issuer Trustee may appoint a chairman (who may, but need not, be a relevant Offshore Noteholder). The chairman of an adjourned meeting need not be the same person as was chairman of the original meeting.

Quorum
               5    (a)  At any such meeting any two or more persons present
                         in person holding relevant Offshore Notes or Voting
                         Certificates or Block Voting Instructions or being
                         Proxies or representatives holding or representing in the aggregate at least 51% in principal amount of the relevant Offshore Notes for the time being outstanding shall form a quorum for the transaction of business and no business (other than the choosing of a chairman) shall be transacted at any meeting unless the requisite quorum be present at the commencement of business. The quorum at any such meeting for passing an Extraordinary Resolution shall (subject as provided below) be two or more persons present in person holding relevant Offshore Notes or voting certificates or being proxies or representatives and holding or representing in the aggregate at least 67% in principal amount of the relevant Offshore Notes for the time being outstanding provided that at any meeting the business of which includes any of the matters specified in the proviso to paragraph 13 the quorum shall be two or more persons present in person holding relevant
                         Offshore Notes or voting certificates or being proxies or representatives and holding or representing in the aggregate not less than 75% in principal amount of the relevant Offshore Notes. For the purpose of this Schedule, when all the relevant
                         Offshore Notes for the time being outstanding are represented by or comprised in a single Book-Entry
                         Note, the holder of such Global Note shall be treated as two persons for the purposes of any quorum requirements of a meeting of the relevant Offshore
                         Noteholders.

                    (b) If within half an hour from the time appointed for any such meeting a quorum is not present the meeting shall, if convened upon the requisition of Offshore Noteholders, be dissolved. In any other case it shall stand adjourned (unless the Issuer Trustee and the Note Trustee agree that it be dissolved) for such period, being not less than 21 days nor more than 42 days and to such time and place, as may be appointed by the chairman. At such adjourned meeting two or more persons present in person holding relevant Offshore Notes or Voting Certificates or Block Voting Instructions or being Proxies or representatives (whatever the principal amount of the relevant Offshore Notes so held or represented by them) shall form a quorum and shall have the power to pass any resolution and to decide upon all



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                         matters which could properly have been dealt with at
                         the meeting from which the adjournment took place had a quorum been present at such meeting provided that the quorum at any adjourned meeting at which is to be proposed an Extraordinary Resolution for the purpose of effecting any of the modifications specified in the proviso to paragraph 13 shall be two or more persons present holding relevant Offshore Notes or Voting Certificates or Block Voting Instructions or being Proxies or representatives and holding or representing in the aggregate not less than 51% in principal amount of the relevant Offshore Notes for the time being outstanding.

Adjournment
               6 The chairman may with the consent of (and shall if directed by) any meeting adjourn the same from time to time and from place to place, but no business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting from which the adjournment took place.

Notice of adjourned meeting
               7 At least ten days' notice of any meeting adjourned through want of a quorum shall be given in the same manner as of an original meeting and such notice shall state the quorum required at such adjourned meeting. Otherwise, it is not necessary to give any notice of an adjourned meeting.

Resolution by show of hands
               8    (a)  Every question submitted to a meeting shall be
                         decided in the first instance by a show of hands and in the case of equality of votes the chairman shall both on a show of hands and on a poll have a casting vote in addition to the vote or votes (if any) to which he may be entitled as a relevant Offshore
                         Noteholder or as a holder of a Voting Certificate or Block Voting Instruction or as a Proxy or representative.

                    (b) At any meeting, unless a poll is (before or on the declaration of the result of the show of hands) demanded by the chairman or the Issuer Trustee, the Note Trustee or by one or more persons holding one or more of the relevant Offshore Notes or Voting Certificates or Block Voting Instructions or being Proxies or representatives representing in the aggregate not less than two per cent. of the principal amount of the relevant Offshore Notes for the time being outstanding, a declaration by the chairman that a resolution has been carried or carried by a particular majority or lost or not carried by any particular majority shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.

Poll
               9    (a)  If at any meeting a poll is demanded, it shall be
                         taken in such manner and (subject to the provisions of this schedule) either at once or after such an adjournment as the chairman directs and


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                         the  result of such poll shall be deemed to be the
                         resolution of the meeting at which the poll was demanded as at the date of the taking of the poll. The demand for a poll shall not prevent the continuance of the meeting for the transaction of any business other than the question on which the poll has been demanded.

                    (b) Any poll demanded at any meeting on the election of a chairman or on any question of adjournment shall be taken at the meeting without adjournment.

Entitlement to attend
               10 The Note Trustee and the Issuer Trustee (through their respective representatives) and their respective financial and legal advisers shall be entitled to attend and speak at any meeting of the relevant Offshore Noteholders. No other person shall be entitled to attend or vote at any meeting of the relevant Offshore Noteholders or to join with others in requesting the convening of such a meeting unless he produces the relevant Offshore Note or Offshore Notes of which he is the holder, a Voting Certificate, a Block Voting Instruction naming him as Proxy or evidence of his appointment as a representative of an Offshore Noteholder. The Issuer Trustee is not entitled to vote in respect of relevant Offshore Notes beneficially held by it or on its behalf but this shall not prevent any Proxy named in any Block Voting Instruction from being a director, officer or representative of, or otherwise connected with, the Issuer Trustee or any of its subsidiaries or associated companies.

Voting rights
               11   (a)  Except as provided in paragraph 10 above, at any such meeting:

                         (i) on a show of hands every person who is present in person and produces a relevant Note, a Voting Certificate, a Block Voting Instruction naming him as a Proxy or evidence of his appointment as a representative of n Offshore Noteholder shall have one vote; and

                         (ii) on a poll every person who is so present shall
                              have one vote in respect of each principal amount of Offshore Notes which is equal to the minimum authorised denomination for such Offshore Notes, so produced or represented by the Voting Certificate so produced or in respect of which he is a Proxy or in respect of which he is a representative. Without prejudice to the obligations of the Proxies named in any Block Voting Instruction, any person entitled to more than one vote need not use all his votes or cast all the votes to which he is entitled in the same way.

                    (b) A Proxy or representative need not be a relevant Offshore Noteholder.

Proxies

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               12   (a)  Each Block Voting Instruction, together (if so
                         required by the Note Trustee) with proof satisfactory to the Note Trustee of its due execution on behalf of the Paying Agent or Paying Agent, shall be deposited at the specified office of the Issuer Trustee or at such other place as the Note Trustee shall designate or approve not less than 48 hours before the time appointed for holding the meeting or adjourned meeting at which the Proxy named in the Block Voting Instruction proposes to vote and in default the Block Voting Instruction shall not be treated as valid unless the chairman of the meeting decides otherwise before such meeting or adjourned meeting proceeds to business. Unless otherwise agreed by the Note Trustee, a notarially certified copy of each such Block Voting Instruction and such satisfactory proof (if applicable) shall be deposited with the Note Trustee before the commencement of the meeting or adjourned meeting but the Note Trustee shall not thereby be obliged to investigate or be concerned with the validity of, or the authority of the Proxy named in, any such Block Voting Instruction.

                    (b) Any vote given in accordance with the terms of a Block Voting Instruction shall be valid despite the previous revocation or amendment of the Block Voting Instruction or of any of the relevant Offshore Noteholders' instructions pursuant to which it was executed, provided that no intimation in writing of such revocation or amendment shall have been received from the Paying Agent or the Paying Agent by the Issuer Trustee or the Note Trustee at the specified office of the Issuer Trustee or the Note Trustee or by the chairman of the meeting, in each case not less then 48 hours before the commencement of the meeting or adjourned meeting at which the Block Voting Instruction is intended to be used.

Powers exercisable by Extraordinary Resolution

               13 A meeting of the Offshore Noteholders shall, subject to the provisions contained in the Class A Note Conditions, in addition to the powers set out in this schedule, but without prejudice to any powers conferred on other persons by this schedule or the Note Trust Deed, have the following powers exercisable by Extraordinary Resolution namely:

                    (a) to authorise and request the Note Trustee to direct the Security Trustee to enforce the Master Security Trust Deed;

                    (b) to sanction any proposal by the Issuer Trustee for any modification, abrogation, variation, compromise of, or arrangement in respect of, the rights of the relevant Offshore Noteholders or any of them against the Issuer Trustee whether such rights shall arise under the Offshore Notes or otherwise;

                    (c) to sanction any proposal by the Issuer Trustee for the exchange or sale of the relevant Offshore Notes for, or substitution for the relevant Offshore Notes of, or the conversion of the relevant Offshore

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                         Notes into, or the cancellation of the relevant
                         Offshore Notes in consideration of bonds, debentures, debenture stock or other obligations or securities of the Issuer Trustee or any other body corporate formed or to be formed or cash or any combination of the above;

                    (d) subject to the Note Trust Deed, to assent to any modification of the provisions contained in the relevant Offshore Notes, the Agency Agreement, the Note Trust Deed or this schedule which shall be proposed by the Issuer Trustee or the Note Trustee;

                    (e) to waive or authorise any breach or proposed breach by the Issuer Trustee or Note Trustee of its obligations under this deed;

                    (f) to override any waiver by the Note Trustee of a breach of any provisions of the Transaction Documents or an Event of Default under the Master Security Trust Deed;

                    (g) to approve a person proposed to be appointed as a new Note Trustee under the Note Trust Deed and power to remove any trustee or trustees for the time being thereof in relation to the relevant Offshore Notes;

                    (h) to authorise the Note Trustee to concur in and execute and do all such documents, acts and things as may be necessary to carry out and give effect to any Extraordinary Resolution;

                    (i) to discharge or exonerate the Note Trustee from any liability in respect of any act or omission for which the Note Trustee may have become responsible under the Note Trust Deed or under the relevant Offshore Notes;

                    (j) to give any authority, direction or sanction which under the relevant Offshore Notes or the Note Trust Deed is required to be given by Extraordinary Resolution;

                    (k) to appoint any persons (whether relevant Offshore Noteholders or not) as a committee or committees to represent the interests of the relevant Offshore Noteholders and to confer upon such committee or committees any powers or discretions which the relevant Offshore Noteholders could themselves exercise by Extraordinary Resolution,

                    (l) subject to the Note Trust Deed, to alter, add or modify the terms and conditions of the Offshore Notes or the provisions of any of the Transaction Documents if the alteration, addition or modification is, in the opinion of the Note Trustee, materially prejudicial or likely to be materially prejudicial to the Offshore Noteholders, other than to correct a manifest error or ambiguity or to comply with the law, and shall include any modifications which would have the effect of changing the Final Maturity Date, provided that the special quorum provisions contained in paragraphs 5(a) and 5(b) and, in the case of any adjourned meeting, the proviso to

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                    paragraph 5(b) shall apply in relation to any Extraordinary
                    Resolution for the purpose of making a modification which:

                    (i) varies the date fixed for final maturity or redemption of the relevant Offshore Notes;

                    (ii) reduces or cancels the principal amount of the
                         relevant Offshore Notes or the rate of interest applicable to the relevant Offshore Notes;

                    (iv) alters the currency in which payments under the
                         relevant Offshore Notes are to be made;

                    (v) varies the provisions in this schedule concerning the quorum required for any meeting of the relevant Offshore Noteholders or the majority required to pass an Extraordinary Resolution;

                    (vi) postpones the date for payment of interest or the
                         rate of interest applicable to a Class of Notes; or

                    (vi) amends this proviso in any manner.

Binding effect of resolutions
               14 A resolution passed at a meeting of the relevant Offshore Noteholders duly convened and held in accordance with this schedule is binding upon all the relevant Offshore Noteholders, whether present or not present at such meeting, and each of the relevant Offshore Noteholders shall be bound to give effect thereto accordingly. The passing of any such resolution shall be conclusive evidence that the circumstances of such resolution justify the passing of it.

Minutes
               15 Minutes of all resolutions and proceedings at every such meeting shall be made and duly entered in books to be from time to time provided for that purpose by the Issuer Trustee or the Note Trustee and any such minutes, if purporting to be signed by the chairman of the meeting at which such resolutions were passed or proceedings transacted or by the chairman of the next succeeding meeting of the relevant Offshore Noteholders, shall be conclusive evidence of the matters referred to in the minutes and until the contrary is proved every such meeting in respect of the proceedings of which minutes have been made and signed by the chairman shall be deemed to have been duly held and convened and all resolutions passed or proceedings transacted thereat to have been duly passed and transacted.

Signed resolution
               16 A resolution in writing signed by or on behalf of all the holders of the Offshore Notes shall be as valid and effectual as an Extraordinary Resolution passed at a meeting of such holders duly convened and held in accordance with the provisions herein contained.

Further regulations
               17 Subject to all other provisions contained in this deed, the Note Trustee may from time to time without the consent of the Issuer Trustee or the


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                    relevant Offshore Noteholders or any of them prescribe such further regulations regarding the requisitioning and holding of meetings of Offshore Noteholders and attendance and voting thereat and in relation to resolutions in writing as the Note Trustee may in its sole discretion determine including particularly (but without prejudice to the generality of the foregoing) such regulations and requirements as the Note Trustee thinks reasonable:

                    (a) so as to satisfy itself that persons who propose to requisition a meeting in accordance with paragraph 2 or who propose to make any requisition to the Note Trustee are in fact Offshore Noteholders; and

                    (b) as to the form of Voting Certificates or Block Voting Instructions to be issued so as to satisfy itself that persons who purport to attend or vote at any meeting of Offshore Noteholders are entitled to do so.



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Schedule 4              Conditions of the Offshore Notes
------------------------------------------------------------------------------
Terms and Conditions of the Offered Notes


The following, subject to amendments, are the terms and conditions of the Offered Notes, substantially as they will actually appear on the reverse of any Offered Notes. The material terms and conditions of the Offered Notes have also been described under "Description of the Offered Notes" in this prospectus supplement. Offered Notes will initially be issued in book-entry form. Offered Notes in definitive form will only be issued in limited circumstances. While the Offered Notes remain in book-entry form, the same terms and conditions govern them, except to the extent that they are appropriate only to the Offered Notes in definitive form. A summary of the provisions applicable to the Offered Notes while in book entry form, including the circumstances in which Offered Notes in definitive form will be issued, is set out in "Description of the Offered Notes" in this prospectus supplement.

Sections in italics are included by way of explanation only and do not constitute part of the terms and conditions of the Offered Notes.

1     General

The issue of the US$1,000,000,000 Class A-1 Mortgage Backed Floating Rate Notes due March 2034 ("Class A-1 Notes"), the A$500,000,000 Class A-2 Mortgage Backed Floating Rate Notes due March 2034 ("Class A-2 Notes"), the
(euro)308,400,000 Class A-3 Mortgage Backed Floating Rate Notes due March 2034 ("Class A-3 Notes"), and the A$18,000,000 Class B Mortgage Backed Floating Rate Notes due March 2034 ("Class B Notes") and certain Redraw Notes from time to time ("Redraw Notes") (together the "Notes") by Perpetual Trustee Company Limited, ABN 42 000 001 007, ("Perpetual") in its capacity as trustee of the National RMBS Trust 2004-1 ("Trust") (Perpetual in such capacity, the "Issuer Trustee") was authorised by a resolution of the board of directors of Perpetual passed on September 21, 2004.

The Class A-1 Notes and the Class A-3 Notes (together, the "Offered Notes"):

(a) are constituted by a Note Trust Deed ("Note Trust Deed") dated on or about September 28, 2004 made between the Issuer Trustee, National Global MBS Manager Pty Ltd ("Global Trust Manager") and The Bank of New York, New York ("Note Trustee") as trustee for the several persons who are for the time being:

      (i) the owners of the Class A-1 Notes (each a "Class A-1 Noteholder" and together the "Class A-1 Noteholders"); and

      (i) the owners of the Class A-3 Notes (each a "Class A-3 Noteholder" and together the "Class A-3 Noteholders"),

      (the Class A-1 Noteholders together with the Class A-3 Noteholders, being the "Offshore Noteholders");

(b) are issued subject to, and with the direct or indirect benefit of, amongst other things:

      (i) a Master Trust Deed ("Master Trust Deed") dated January 3, 2001 to which the Global Trust Manager and Perpetual are bound, (as amended from time to time);

      (ii) a Supplemental Deed ("Supplemental Deed") dated on or about September 28, 2004 made between National Australia Bank Limited, ABN 12 004 044 937 (generally the "Bank" and in its respective capacities under the Supplemental Deed the "Seller" and the initial "Servicer"), the Global Trust Manager, the Issuer Trustee and P.T. Limited, ABN 67 004 454 666 ("Security Trustee");

     (iii) a Master Security Trust Deed ("Master Security Trust Deed") dated January 3, 2001 made between the Issuer Trustee, the Global Trust Manager, the Note Trustee and the Security Trustee

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           and a Deed of Charge ("Deed of Charge") dated on or about September
           22, 2004 (as amended from time to time) between the same parties;

      (iv) the Note Trust Deed;

      (v)  these terms and conditions ("Class A Note Conditions"); and

      (vi) the Agency Agreement (as defined below); and

(c) have certain defined terms, the meanings of which are contained in a Definitions Schedule ("Definitions Schedule") dated January 3, 2001 to which , amongst other parties, the Global Trust Manager, the Issuer Trustee, the Bank and the Note Trustee are bound (as amended from time to time).

Certain provisions of these Class A Note Conditions (including the definitions herein) are summaries of the Transaction Documents (as defined in Condition 3) and are subject to the detailed provisions of the Transaction Documents, a copy of each of which may be inspected as indicated in Condition 3.

Payments of interest and principal, and the calculation of certain amounts and rates, under these Class A Note Conditions in respect of the Offered Notes will be made pursuant to an Agency Agreement ("Agency Agreement") dated September 28, 2004 made between the Issuer Trustee, the Note Trustee, the Global Trust Manager, The Bank of New York, New York, as the initial principal paying agent ("Principal Paying Agent") (together with any other paying agent appointed from time to time under the Agency Agreement, "Paying Agents") as the initial Class A-1 note registrar ("Class A-1 Note Registrar") and as the initial Class A-3 note registrar ("Class A-3 Note Registrar" and, together with the Class A-1 Note Registrar, the "Note Registrars"), The Bank of New York, London Branch as initial London paying agent, and the calculation agent ("Calculation Agent") and Deutsche Bank Luxembourg S.A. as initial Luxembourg paying agent.

The Issuer Trustee has entered into an ISDA Master Agreements ("Currency Swap Agreement") with Societe Generale Australia Branch and The Royal Bank of Scotland plc (each a "Currency Swap Provider") and the Global Trust Manager, together with a schedule and:

(a) confirmations relating thereto in respect of the Class A-1 Notes (such confirmation documenting the "US$ Class A-1 Currency Swaps"); and

(b) confirmations relating thereto in respect of the Class A-3 Notes (such confirmation documenting the "(euro) Class A-3 Currency Swaps"),

(the US$ Class A-1 Currency Swaps and the (euro) Class A-3 Currency Swaps together, the "Currency Swaps").

"US$" means the lawful currency for the time being of the United States of America, "(euro)" means the currency of the member states of the European Union that adopt the single currency in accordance with the treaty establishing the European Community and "A$" means the lawful currency for the time being of the Commonwealth of Australia.

2     Interpretation and Payment Calculations

2.1   Interpretation

      In these Class A Note Conditions, unless the context otherwise requires:

      (a) a reference to a party includes that party's executors, administrators, successors, substitutes and assigns, including any person replacing that party by way of novation;

      (b) a reference to any regulation or to any section or provision thereof includes any statutory modification or re-enactment or any statutory provision substituted therefor and all ordinances, by-laws, regulations and other statutory instruments issued thereunder;

      (c) a reference to any document or agreement is a reference to such document or agreement as amended, varied, supplemented or replaced from time to time;

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      (d)  words importing the singular include the plural (and vice versa);

      (e)  words denoting a given gender include all other genders; and

      (f) headings are for convenience only and do not affect the interpretation of these Class A Note Conditions.

2.2   Payment Calculations

      Except as expressly provided otherwise in these Class A Note Conditions, all payments in a given currency under these Class A Note Conditions will be rounded to the nearest cent in that currency.

3     Offshore Noteholders Bound

The Offshore Noteholders are bound by, and are deemed to have notice of, all the provisions of the Transaction Documents. A copy of each Transaction Document is available for inspection, upon reasonable prior notice, during normal business hours on New York Business Days at the registered office for the time being of the Note Trustee (which is, at the date of these Class A Note Conditions, 101 Barclay Street, 21W, New York, New York, 10286).

"Transaction Documents" means the Master Trust Deed insofar as it relates to the Trust, the Definitions Schedule insofar as it applies to the Trust, the Notice of Creation of Trust, the Supplemental Deed, each Support Facility, the Master Security Trust Deed insofar as it applies to the Trust, the Deed of Charge, the Dealer Agreement, the Underwriting Agreement, the Note Trust Deed, each Note, the Servicing Agreement insofar as it applies to the Trust, the Agency Agreement, the Delegation Deed, the Sale Agreement, the Offer to Sell and any other document which is agreed by the Global Trust Manager and the Issuer Trustee to be a Transaction Document in relation to the Trust.

"Dealer Agreement", "Support Facility", "Notice of Creation of Trust", "Mortgage Insurance Policy", "Servicing Agreement", "Underwriting Agreement", "Delegation Deed", "Sale Agreement" and "Offer to Sell" have the same respective meanings as in the Supplemental Deed or the Definitions Schedule, as the case may be.

4 Form, Denomination and Title of and to, and the Issue of Definitive, Offered Notes

4.1   Form and Denomination

      The Offered Notes will be issued in registered form without interest coupons and:

      (a) in the case of the Class A-1 Notes, in minimum denominations of US$100,000 and integral multiples of US$10,000 in excess thereof; and

      (b)  in the case of the Class A-3 Notes, in minimum denominations of
           (euro)100,000 and integral multiples of (euro)10,000 in excess thereof.

      The initial principal amount of each Offered Note ("Initial Invested Amount" in relation to that Offered Note) will be stated on its face.

4.2   Title

      Title to the Offered Notes will only be shown on, and will only pass by registration in, the registers ("Note Registers") maintained by the Note Registrars in accordance with the Agency Agreement. Offered Notes may be transferred, or may be exchanged for other Offered Notes in any authorised denominations and a like Invested Amount (as defined in Condition 6.4), upon the surrender of the Offered Notes to be transferred or exchanged, duly endorsed with or accompanied by a written instrument of transfer and exchange duly executed (with such execution guaranteed by an "eligible guarantor institution" meeting the requirements of the relevant Note Registrar) and the provision of such other documents as the relevant Note Registrar may reasonably require, to a specified office of that Note Registrar (as set out at the end of these Class A Note Conditions or otherwise notified to Offshore Noteholders) subject to and in accordance with the Agency Agreement. No service charge may be made


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                                                                            68
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      for any transfer or exchange, but the relevant Note Registrar may require payment by the Offshore Noteholder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Offered Notes. The relevant Note Registrar need not register transfers or exchanges of Offered Notes for a period of 30 days preceding the due date for any payment with respect to the Offered Notes or for a period, not exceeding 30 days, specified by the Note Trustee prior to any meeting, which includes Offshore Noteholders, under the Master Trust Deed or the Master Security Trust Deed, as applicable. The Issuer Trustee, the Note Trustee, the Global Trust Manager, the Calculation Agent and each Paying Agent may accept the correctness of the Note Registers and any information provided to it by a Note Registrar and is not required to enquire into its authenticity. None of the Issuer Trustee, the Note Trustee, the Global Trust Manager, the Calculation Agent, any Paying Agent or any Note Registrar is liable for any mistake in the Note Register or in any purported copy except to the extent that the mistake is attributable to (in the case of the Issuer Trustee or the Note Trustee) its own fraud, negligence or breach of trust or (in the case of the other parties) its fraud, negligence or material breach of obligation.

5 Status, Security and Relationship between the Offered Notes, the Class A-2 Notes, the Class B Notes and the Redraw Notes

5.1   Status of the Securities

      The Offered Notes are direct, secured (as described in Condition 5.2), limited recourse (as described in Condition 5.3) obligations of the Issuer Trustee.

      The Class A-2 Notes are direct, secured, limited recourse obligations of the Issuer Trustee.

      The Offered Notes and the Class A-2 Notes rank equally and ratably in relation to the allocation and payment of interest and principal.

      Any Redraw Notes are direct, secured, limited recourse obligations of the Issuer Trustee.

      The Class B Notes are direct, secured, limited recourse, subordinated obligations of the Issuer Trustee.

5.2   Security

      The obligations of the Issuer Trustee under the Offered Notes are (amongst the other payment obligations of the Issuer Trustee comprising the Secured Moneys (as defined below)) secured, pursuant to the Master Security Trust Deed and the Deed of Charge, in favour of the Security Trustee as trustee for the Secured Creditors (as defined below), by a fixed and floating charge ("Charge") over all of the assets and property, real and personal (including choses in action and other rights), tangible and intangible, present or future, of the Trust ("Secured Property"). The Secured Property includes an equitable interest in certain housing loans, and related mortgages, acquired by the Issuer Trustee from National Australia Bank Limited ("Seller"). The Charge is a first ranking security in the Secured Property.

      "Secured Creditors" and "Secured Moneys" have the same respective meanings as in the Deed of Charge.

5.3   Limited Recourse

      The liability of the Issuer Trustee to make interest and principal payments on the Class A-1 Notes is limited, except in certain circumstances described in Condition 12, to the assets of the Trust available for this purpose in accordance with, and subject to the order of priority of payments in, the Supplemental Deed.

      The net proceeds of realisation of the assets and property of the Trust (including following an Event of Default) may be insufficient to pay all amounts due to the Offshore Noteholders and any other amounts ranking in priority to or equally with amounts due to the Offshore Noteholders. Except in the limited circumstances described in Condition 12, the assets of Perpetual held in its personal capacity will not be available for payment of any shortfall arising and all claims in respect of such shortfall will be extinguished. The assets of Perpetual held in its capacity as trustee of any other trust (including any

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      other trust established pursuant to the Master Trust Deed) will not in any circumstances be available to pay any amounts due to Offshore Noteholders.

      None of the Bank, the Global Trust Manager, the Fixed Rate Swap Provider, the Basis Swap Provider, the Note Trustee, the Security Trustee, the Principal Paying Agent, any Paying Agent, the Calculation Agent or the Currency Swap Provider, amongst others, have any obligation to any Offshore Noteholder for payment of any amount owed by the Issuer Trustee in respect of the Offered Notes.

      "Event of Default" has the meaning given to it in the Deed of Charge.

5.4   No Preference within the Offered Notes

      The Offered Notes rank equally and ratably and without any preference or priority among themselves.

5.5   Issue of Redraw Notes

      Under the Supplemental Deed, the Issuer Trustee is entitled to issue debt securities ("Redraw Notes") from time to time at the direction of the Global Trust Manager. If, on or prior to a Determination Date, the Global Trust Manager considers that the Principal Collections to be calculated on that Determination Date (determined prior to taking into account the proceeds of issue of any Redraw Notes on the immediately following Payment Date) are likely to be insufficient to meet in full any Redraws provided by the Seller during the preceding Collection Periods and due to be repaid or reimbursed to the Seller on the immediately following Payment Date, the Global Trust Manager may direct the Issuer Trustee to issue Redraw Notes for a principal amount specified in the direction. The Total Invested Amount (as hereinafter defined) of the Redraw Notes outstanding on any Determination Date must not exceed the amount specified by the Global Trust Manager and which is the subject of a confirmation from each Current Rating Agency that such issue will not result in the reduction, qualification or withdrawal of the then ratings assigned to the Notes.

      "Current Rating Agency", "Collection Period", "Determination Date", "Available Principal Collections", "Redraws", "Redraw Drawing", "Payment Date" and "Redraw Principal Outstanding" have the same respective meanings as in the Supplemental Deed.

      Prior to the occurrence of an Event of Default, under the Supplemental Deed and the Master Security Trust Deed:

      (i) the payment of interest on the Redraw Notes and the Class A-2 Notes will rank equally and ratably with the payment of the relevant A$ amount by the Issuer Trustee to the Currency Swap Providers which in turn will be applied to meet the payment of interest on the Offered Notes as explained in Condition 6.9); and

      (ii) the repayment of principal on the Redraw Notes will rank ahead of the payment of the relevant A$ amount by the Issuer Trustee to the Currency Swap Providers which in turn will be applied to meet the repayment of principal on the Offered Notes as explained in Condition 7.2).

      Following the occurrence of an Event of Default, under the Master Security Trust Deed and the Supplemental Deed the payment of amounts owing in relation to the Redraw Notes and the Class A-2 Notes will rank ratably with the payment of amounts owing in relation to the Offered Notes (the amounts owing in respect of the Offered Notes will, for the purposes of determining distributions to, and allocations between, the Offshore Noteholders and other Secured Creditors, be converted into A$ in accordance with the Master Security Trust Deed and the Supplemental
      Deed).

5.6   Subordination of Class B Notes

      Prior to the occurrence of an Event of Default, the payment of interest in relation to the Class B Notes is subordinated to, amongst other things, the payment of interest on the Offered Notes in accordance with the Supplemental Deed; and the repayment of the principal on the Class B Notes is, to a certain extent, subordinated to, amongst other things, the repayment of the principal on the Offered Notes in accordance with the calculations to be made of the amounts to be paid by the Issuer Trustee under the Supplemental Deed (in the case of the Offered Notes, the subordination of the Class B Notes is in respect of the relevant

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      A$ amounts payable by the Issuer Trustee to the Currency Swap Provider which in turn will be applied to meet the payment of interest and the repayment of principal on the Offered Notes as explained, respectively, in Conditions 6.9 and 7.2).

      Following the occurrence of an Event of Default, in the distribution of the net proceeds (if any) arising from the enforcement of the Charge, any payment in relation to the Class B Notes will be subordinated to, amongst other things, payment of all amounts due in relation to the Offered Notes (the amounts owing in respect of the Offered Notes will, for the purposes of determining distributions to, and allocations between, the Noteholders and other Secured Creditors, be converted into A$ in accordance with the Master Security Trust Deed).

5.7   The Securities Rank Equally Except as Provided in the Transaction
      Documents

      The Offered Notes, the Class A-2 Notes, the Class B Notes and the Redraw Notes enjoy the same rights, entitlements, benefits and restrictions except as expressly provided in the Transaction Documents.

6     Interest

6.1   Period of Accrual

      Each Offered Note accrues interest from (and including) September 28, 2004 ("Closing Date") and ceases to accrue interest on (but excluding) the earliest of:

      (a) the date on which the Stated Amount (as hereinafter defined) of the Offered Note is reduced to zero and all accrued but previously unpaid interest is paid in full (including but not limited to the circumstances described in Conditions 7.3 and 7.4);

      (b) the date on which the Offered Note is redeemed or repaid in full in accordance with Condition 7 (other than Condition 7.6), unless upon such date, payment is improperly withheld or refused, in which case the Offered Note will continue to bear interest in accordance with this Condition 6 (both before and after judgment) until (but excluding) whichever is the earlier of:

          (i) the day on which all sums due in respect of the Offered Note up to that day are received by or on behalf of the Offshore Noteholder; and

          (ii) the seventh day after notice is given to the Offshore Noteholder (either in accordance with Condition 11.1 or individually) that, where required by Condition 8.2, such payment will be made, provided that upon such presentation payment is in fact made;

      (c) the date on which the Offered Note is deemed to be redeemed in accordance with Condition 7.6;

      (d) the date on which the Offshore Noteholder renounces all of its rights to any amounts payable under or in respect of that Offered Note; and

      (e)  the Final Maturity Date (as defined in Condition 7.1).

           "Stated Amount" in relation to:

           (a) a Offered Note on any Determination Date means an amount equal to:

                (i)   the Initial Invested Amount of that Offered Note; less

                (ii) the aggregate of all amounts previously paid in relation to that Offered Note on account of principal pursuant to Condition 7.2(c); less

               (iii) the amount to be paid in relation to that Offered Note on account of principal on the next Payment Date pursuant to Condition 7.2(c); less

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                (iv)  the amount of any Principal Charge-off to be allocated to that Offered Note on that Determination Date which will not be reimbursed on the immediately following Payment Date in accordance with the Supplemental Deed; less

                (v) (without double counting any Principal Charge-offs) any Carryover Principal Charge-offs in respect of that Offered Note which have not been reimbursed on or before the immediately following Payment Date in accordance with the Supplemental Deed; and

           (b) a Class A-2 Note, a Class B Note or a Redraw Note on any Determination Date, has the meaning given to it in the Supplemental Deed.

6.2   Interest Periods

      The period that an Offered Note accrues interest in accordance with Condition 6.1 is divided into periods (each an "Interest Period"). The first Interest Period for a Offered Note commences on (and includes) the Closing Date and ends on (but does not include) the first Payment Date thereafter. Each succeeding Interest Period for a Offered Note commences on (and includes) a Payment Date and ends on (but does not include) the next Payment Date. The final Interest Period for a Offered Note ends on (but does not include) the date on which interest ceases to accrue on the Offered Note pursuant to Condition 6.1.

      "Business Day" means any day (other than a Saturday, a Sunday or a public holiday) on which banks are open for business in Melbourne, Sydney, London and New York City provided that in each case the day is also a TARGET Settlement Date.

      "Payment Date" means the 20th day of each of December, March, June and September in each year (or, if such a day is not a Business Day, the next Business Day). The first Payment Date is in December 2004 (or, if that day is not a Business Day, the next Business Day).

      "TARGET" means the Trans-European Automated Real-time Gross Settlement Express Transfer System.

      "TARGET Settlement Date" means any day on which TARGET is open for business.

6.3   Interest Rate for the Offered Notes

      The rate of interest ("Interest Rate") payable from time to time:

      (a) in respect of a Class A-1 Note and an Interest Period is the aggregate of USD-LIBOR-BBA (as hereinafter defined) for that Interest Period and the Margin (as hereinafter defined) in relation to the Class A-1 Note; and

      (b) in respect of a Class A-3 Note and an Interest Period is the aggregate of EURIBOR (as hereinafter defined) for that Interest Period and the Margin (as hereinafter defined) in relation to the Class A-3 Note.

      "USD-LIBOR-BBA" for an Interest Period will be calculated by the Calculation Agent in accordance with paragraph (a) (or, if applicable, paragraph (b)) below (subject, in the case of the first Interest Period, to paragraph (c) below):

      (a) on each Rate Set Date the Calculation Agent will determine the rate "USD-LIBOR-BBA" as the applicable Floating Rate Option under the Definitions of the International Swaps and Derivatives Association, Inc. ("ISDA") (the "ISDA Definitions") being the rate applicable to any Interest Period for three-month deposits in US dollars in the London inter-bank market which appears on the Rate Page (as hereinafter defined) as of 11.00am, London time, on the Rate Set Date;

      (b) if such rate does not appear on the Rate Page at that time, the USD-LIBOR-BBA for that Interest Period will be determined as if the Issuer Trustee and the Calculation Agent had specified
           "USD-LIBOR-Reference Banks" as the applicable Floating Rate Option under the


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           ISDA Definitions. For this purpose "USD-LIBOR-Reference Banks" means that the rate for an Interest Period will be determined on the basis of the rates at which deposits in US dollars are offered by the Reference Banks (being four major banks in the London interbank market determined by the Calculation Agent) at approximately
           11.00am, London time, on the Rate Set Date to prime banks in the London interbank market for a period of three months commencing on the first day of the Interest Period and in a Representative Amount (as defined in the ISDA Definitions). The Calculation Agent will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the USD-LIBOR-BBA for that Interest Period will be the arithmetic mean of the rates quoted by not less than two major banks in New York City, selected by the Calculation Agent and the Currency Swap Providers, at approximately 11.00am, New York City time, on that Rate Set Date for loans in US dollars to leading European banks for a period of three months commencing on the first day of the Interest Period and in a representative amount. If no such rates are available in New York City, then the USD-LIBOR-BBA for such Interest Period will be the most recently determined rate in accordance with paragraph (a); and

      (c) the USD-LIBOR-BBA for the first Interest Period will be the rate determined by linear interpolation calculated in accordance with paragraph (a) or, if applicable, paragraph (b) above with reference to the duration of the first Interest Period.

      "EURIBOR" for an Interest Period will be calculated by the Calculation Agent in accordance with paragraph (a) (or, if applicable, paragraph
      (b)) below (subject, in the case of the first Interest Period, to paragraph (c) below):

      (a) on each Rate Set Date the Calculation Agent will determine the rate "EUR-EURIBOR-Telerate" (as defined in the 2000 ISDA Definitions of the International Swaps and Derivatives Association, Inc. (the "ISDA Definitions")), being the rate for deposits in (euro) for a period of three months which appears on the Rate Page as of 11.00am, Brussels time, on the Rate Set Date;

      (b) if such rate does not appear on the Rate Page at that time, the EUR-EURIBOR-Telerate for that Interest Period will be determined as if the Issuer Trustee and the Calculation Agent had specified "EUR-EURIBOR-Reference Banks" which means the rate determined by the Calculation Agent on the Rate Set Date on the basis of the rates at which deposits in (euro) are offered by the Reference Banks (being four major banks in the Euro-zone interbank market determined by the Calculation Agent) at approximately 11.00am, Brussels time, on the Rate Set Date to prime banks in the Eurozone interbank market for a period of three months commencing on the first day of the Interest Period and in a Representative Amount (as defined in the ISDA Definitions). The Calculation Agent will request the principal Euro-zone office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the EUR-EURIBOR-Telerate for that Interest Period will be the arithmetic mean of the quotations. If fewer than two quotations are provided, the rate for that Interest Period will be the arithmetic mean of the rates quoted by not less than two major banks in the Euro-zone, as selected by the Calculation Agent, at approximately 11:00am, Brussels time, on the Rate Set Date for loans in (euro) to leading European banks for a period of three months commencing on the first day of the Interest Period and in a Representative Amount. If no such rates are available in the Euro-zone, then the EUR-EURIBOR-Telerate for such Interest Period will be the most recently determined rate in accordance with paragraph (a); and

      (c) the EUR-EURIBOR-Telerate for the first Interest Period will be the rate determined by linear interpolation calculated in accordance with paragraph (a) or, if applicable, paragraph (b) above with reference to the duration of the first Interest Period.

      "Banking Day" means any day on which banks are open for business in London and New York City, other than a Saturday, a Sunday or a public holiday in London or New York City.

      "Rate Page" means Telerate Page 3750 or, if Telerate Page 3750 ceased to quote the relevant rate, such other page, section or part of Telerate as quotes the relevant rate and is selected by the Calculation Agent or, if there is no such page, section or part of such other page, section or part of a different screen information service as quotes the relevant rate selected by the Calculation Agent and approved by the Note Trustee.

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      "Rate Set Date" means the second Banking Day before the beginning of the
      Interest Period.

      "Margin" in relation to:

      (a) a Class A-1 Note means, subject to the following:

           (i) for the period from, and including, the Closing Date to, but excluding, the Call Date (as defined in Condition 7.3), 0.11% per annum; and

           (ii) for the period from, and including, the Call Date to, but excluding, the date on which that Class A-1 Note ceases to accrue interest in accordance with Condition 6.1, 0.22% per annum; and

      (b) a Class A-3 Note means, subject to the following:

           (i) for the period from, and including, the Closing Date to, but excluding, the Call Date (as defined in Condition 7.3), 0.12% per annum; and

           (ii) for the period from, and including, the Call Date to, but excluding, the date on which that Class A-3 Note ceases to accrue interest in accordance with Condition 6.1, 0.24% per annum.

      If on or after the Call Date the Issuer Trustee, at the direction of the Global Trust Manager, proposes to exercise its option to redeem the Notes at their Stated Amount in accordance with Condition 7.3 on a Payment Date but is unable to do so because, following a meeting of Noteholders convened under the Master Trust Deed by the Global Trust Manager for this purpose, the Noteholders have not approved by an Extraordinary Resolution (as defined in Condition 9.1) the redemption of the Offered Notes at their Stated Amount, then the Margin in relation to each Offered Note from, and including, that Payment Date to, but excluding, the date on which that Offered Note ceases to accrue interest in accordance with Condition 6.1, will remain at, or revert to, the Margin applying at the Closing Date.

      There is no maximum or minimum Interest Rate for the Offered Notes.

6.4   Calculation of Interest on the Offered Notes

      Interest on each Class A-1 Note for an Interest Period (the "Class A-1 Interest Amount") and on each Class A-3 Note for an Interest Period (the "Class A-3 Interest Amount") is calculated by applying the Interest Rate for that Offered Note for that Interest Period to the Invested Amount of that Offered Note on the first day of the Interest Period (after taking into account any reductions in the Invested Amount of that Offered Note on that day), by then multiplying such product by the actual number of days in the Interest Period divided by 360 and rounding the resultant figure down to the nearest cent.

      If any Interest Amount is not paid on the date when it is due and payable, then such unpaid Interest Amount will accrue interest in accordance with these Class A Note Conditions until paid in full.

      "Interest Amount" means:

      (a) the Class A-1 Interest Amount; or

      (b) the Class A-3 Interest Amount,

      as the context requires.

      "Invested Amount" in relation to a Offered Note means, on any Determination Date, the Initial Invested Amount of that Offered Note less the aggregate of all amounts previously paid, and to be paid on the next Payment Date, in relation to that Offered Note on account of principal pursuant to Condition 7.2(c).

6.5   Determination of Interest Rate and Interest Amount

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      The Calculation Agent will, as soon as practicable after 11.00am (London time or, if applicable, New York City time) on each Rate Set Date, determine the Interest Rate in relation to the Offered Notes, and calculate the Interest Amount, for the immediately succeeding Interest Period in accordance with, respectively, Conditions 6.3 and 6.4. The determination of the Interest Rate, and the calculation of the Interest Amount, by the Calculation Agent in accordance with, respectively, Conditions 6.3 and 6.4 will (in the absence of manifest error, wilful default or bad faith) be final and binding upon all parties.

6.6   Notification and Publication of Interest Rate and Interest Amount

      The Calculation Agent will cause the Interest Rate, the Interest Amount and the Principal Amount (as defined in Condition 7.2(c)) for each Interest Period, and the date of the next Payment Date, to be notified to the Issuer Trustee, the Global Trust Manager, the Note Trustee, the Currency Swap Providers, the Paying Agents and for such period as the Offered Notes are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock exchange require, the Luxembourg Stock Exchange) on or as soon as practical after the Calculation Agent has determined the Interest Rate and calculated the Interest Amount and will cause the same to be published in accordance with Condition 11.1 as soon as possible after that notification. The Interest Amount and the Payment Date may subsequently be amended (or appropriate alternative arrangements made by way of adjustment) in the event of an extension or shortening of the Interest Period. If following the occurrence of an Event of Default (as defined in Condition 5.3), the Security Trustee declares in accordance with the Master Security Trust Deed that the Offered Notes are immediately due and payable, the Interest Rate in respect of the Offered Notes will nevertheless continue to be calculated by the Calculation Agent in accordance with this Condition 6.6, but no publication of the Interest Rate so calculated needs to be made unless the Note Trustee otherwise requires.

6.7   Determination or Calculation by the Note Trustee

      If the Calculation Agent at any time for any reason does not determine the Interest Rate in respect of the Offered Notes, or calculate the Interest Amount, in accordance with this Condition 6, the Note Trustee will do so and each such determination or calculation by the Note Trustee will be as if made by the Calculation Agent. In doing so, the Note Trustee will apply the foregoing provisions of this Condition 6, with any necessary consequential amendments, to the extent that it can and in all other respects it will do so in such a manner as it considers to be fair and reasonable in all the circumstances.

6.8   Calculation Agent

      The Issuer Trustee will procure that, for so long as any of the Offered Notes remain outstanding, there will at all times be a Calculation Agent. The Global Trust Manager may, with the prior written approval of the Note Trustee and the Issuer Trustee, terminate the appointment of the Calculation Agent at any time by giving not less than 45 days' notice in writing to, amongst others, the Calculation Agent. Notice of that termination will be given by the Issuer Trustee to the Offshore Noteholders in accordance with Condition 11.1. If any person is unable or unwilling to continue to act as the Calculation Agent, or if the appointment of the Calculation Agent is terminated, the Issuer Trustee, at the direction of the Global Trust Manager, will appoint a successor Calculation Agent to act as such in its place, provided that neither the resignation nor removal of the Calculation Agent will take effect:

      (a) until a successor approved by the Note Trustee and the Issuer Trustee has been appointed; and

      (b) if as a result there would cease to be Agents as required by these Class A Note Conditions, and provided further that there must at all times be a Paying Agent in Luxembourg.

      Notice of the appointment of the successor shall be given by the Issuer Trustee to the Luxembourg Stock Exchange in accordance with the Agency Agreement Offshore Noteholders in accordance with Condition 11.1. The initial Calculation Agent and its specified office are set out at the end of these Class A Note Conditions.

      "Agent" and "Paying Agent" have the meanings given to them in the Definitions Schedule.

6.9   Payment of the Interest Amount

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      The Class A-1 Interest Amount for each Interest Period in relation to a
      Class A-1 Note is payable in arrears in US$ on the relevant Payment Date. The Class A-3 Interest Amount for each Interest Period in relation to a Class A-3 Note is payable in arrears in (euro) on the relevant Payment Date. On each Payment Date prior to the occurrence of an Event of Default, the Issuer Trustee must:

      (a) to the extent that there are funds available for this purpose in accordance with the Supplemental Deed pay, in accordance with the directions of the Global Trust Manager:

           (i) the A$ Class A-1 Interest Amount in relation to that Payment Date to each US$ Class A-1 Currency Swap Provider in accordance with the relevant US$ Class A-1 Currency Swaps;

           (ii) the A$ Class A-3 Interest Amount in relation to that Payment Date to each (euro) Class A-3 Currency Swap Provider in accordance with the relevant (euro) Class A-3 Currency Swap;

      (b) to the extent of the payment received under paragraph (a) above, direct:

           (i) each US$ Class A-1 Currency Swap Provider to pay the interest due on the Class A-1 Notes on each Payment Date to the Paying Agents in accordance with the Agency Agreement and the relevant US$ Class A-1 Currency Swap; and

           (ii) each (euro) Class A-3 Currency Swap Provider to pay the interest due on the Class A-3 Notes on each Payment Date to the Paying Agents in accordance with the Agency Agreement and the relevant (euro) Class A-3 Currency Swap; and

      (c) direct each Principal Paying Agent to pay:

           (i) the interest due on the Class A-1 Notes from the amounts received from the US$ Class A-1 Currency Swap Providers ratably amongst the Class A-1 Notes based on their Invested Amounts towards the Interest Amount in relation to each Class A-1 Note in relation to the relevant Interest Period in accordance with, and subject to, these Class A Note Conditions and the Agency Agreement; and

           (ii) the interest due on the Class A-3 Notes from the amounts received from the (euro) Class A-3 Currency Swap Providers ratably amongst the Class A-3 Notes based on their Invested Amounts towards the Interest Amount in relation to each Class A-3 Note in relation to the relevant Interest Period in accordance with, and subject to, these Class A Note Conditions and the Agency Agreement.

           "A$ Class A-1 Interest Amount" has the same meaning as in the Supplemental Deed.

           "A$ Class A-3 Interest Amount" has the same meaning as in the Supplemental Deed.

7     Redemption

7.1   Final redemption of the Offered Notes

      Unless previously redeemed (or deemed to be redeemed) in full, the Issuer Trustee will redeem the Offered Notes at their then Stated Amount (without double counting), together with all then accrued but unpaid interest, on the Payment Date occurring in March 2034 ("Final Maturity Date").

7.2   Part Redemption of Offered Notes

      Subject to Conditions 7.3, 7.4 and 7.6, on each Payment Date prior to the occurrence of an Event of Default, until the Stated Amount of the Offered Notes, together with all then accrued but unpaid interest, is reduced to zero, the Issuer Trustee must:

      (a)  pay ratably, in accordance with the directions of the Global Trust
           Manager:

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           (i)  the A$ Class A-1 Principal (if any) payable in relation to that Payment Date to each US$ Class A-1 Currency Swap Provider in accordance with the relevant US$ Class A-1 Currency Swap;

           (ii) the A$ Class A-3 Principal (if any) payable in relation to that Payment Date to each (euro) Class A-3 Currency Swap Provider in accordance with the relevant (euro) Class A-3 Currency Swap;

      (b) to the extent of the payment received under paragraph (a) above, direct:

           (i) each US$ Class A-1 Currency Swap Provider to pay on each Payment Date to the Principal Paying Agent in accordance with the Agency Agreement the US$ equivalent of the amount of the A$ Class A-1 Principal (such US$ equivalent of the A$ Class A-1 Principal Amount being the "Class A-1 Principal Amount") received by the US$ Class A-1 Currency Swap Provider from the Issuer Trustee on that Payment Date; and

           (ii) each (euro) Class A-3 Currency Swap Provider to pay on each Payment Date to the Principal Paying Agent in accordance with the Agency Agreement the (euro) equivalent of the amount of the A$ Class A-3 Principal (such (euro) equivalent of the A$ Class A-3 Principal Amount being the "Class A-3 Principal Amount") received by the (euro) Class A-3 Currency Swap Provider from the Issuer Trustee on that Payment Date; and

      (c)  direct the Principal Paying Agent to pay:

           (i) the Class A-1 Principal Amount from the amounts received from the US$ Class A-1 Currency Swap Providers ratably amongst the Class A-1 Notes towards the repayment of the Stated Amount of the Class A-1 Notes in accordance with, and subject to, these Class A Note Conditions and the Agency Agreement ("Principal Amount"). Such a payment towards the Stated Amount on a Class A-1 Note will constitute a redemption of the Class A-1 Note in part to the extent of such repayment and, upon such repayment, the obligations of the Issuer Trustee with respect to the Class A-1 Note will be discharged to the extent of such repayment; and

           (ii) the Class A-3 Principal Amount from the amounts received from the (euro) Class A-3 Currency Swap Providers ratably amongst the Class A-3 Notes towards the repayment of the Stated Amount of the Class A-3 Notes in accordance with, and subject to, these Class A Note Conditions and the Agency Agreement ("Principal Amount"). Such a payment towards the Stated Amount on a Class A-3 Note will constitute a redemption of the Class A-3 Note in part to the extent of such repayment and, upon such repayment, the obligations of the Issuer Trustee with respect to the Class A-3 Note will be discharged to the extent of such repayment.

      "A$ Class A-1 Principal Amount" has the same meaning as in the Supplemental Deed.

      "A$ Class A-3 Principal Amount" has the same meaning as in the Supplemental Deed.

7.3   Call Option

      The Issuer Trustee will, subject to the other provisions of this Condition 7, when directed by the Global Trust Manager (at the Global Trust Manager's option), redeem all, but not some only, of the Notes at their then Invested Amount (without double counting), subject to the following, together with all accrued but unpaid interest in respect of the Notes to (but excluding) the date of redemption, on any Payment Date falling on or after the Payment Date on which the aggregate Outstanding Principal Balance of all Housing Loans referable to the Purchased Mortgage Loans (calculated as at the end of the immediately preceding Collection Period) is less than 10% of the aggregate Outstanding Principal Balance of all Housing Loans referable to the Purchased Mortgage Loans on the Closing Date.

      Notwithstanding the foregoing, the Issuer Trustee may redeem the Notes at their Stated Amount on a Call Date, instead of at their Invested Amount (without double counting), together with accrued but


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      unpaid interest in respect of the Notes to (but excluding) the date of redemption, if so approved by an Extraordinary Resolution (as defined in Condition 9.1) of the Noteholders.

      However, the Issuer Trustee will not redeem the Notes unless it is in a position on the relevant Payment Date to repay the then Invested Amounts or the Stated Amounts (without double counting), as required, of the Notes together with all accrued but unpaid interest to (but excluding) the date of redemption and to discharge all its liabilities in respect of amounts which are required under the Master Security Trust Deed and the Supplemental Deed to be paid in priority to or equally with the Notes as if the Deed of Charge in respect of the Trust were enforced.

      The Issuer Trustee will give not more than 60 nor less than 45 days' notice (which will be irrevocable) of the Payment Date on which a proposed redemption under this Condition 7.3 will occur to the Seller, the Note Trustee, the Principal Paying Agent, the Note Registrars, the Calculation Agent, the Paying Agents and the Offshore Noteholders in accordance with Condition 11.1.

      "Outstanding Principal Balance", "Purchased Mortgage Loans" and "Housing Loans" have the same respective meanings given to them in the Definitions Schedule.

7.4   Redemption for Taxation or Other Reasons

      If the Global Trust Manager satisfies the Issuer Trustee and the Note Trustee immediately prior to giving the notice referred to below that by virtue of a change in law of the Commonwealth of Australia or any of its political subdivisions or any of its authorities or any other jurisdiction to which the Issuer Trustee becomes subject (a "Relevant Jurisdiction") or a change in the application or official interpretation thereof, from that in effect on the Closing Date, either:

      (a) on the next Payment Date the Issuer Trustee will be required to deduct or withhold from any payment of principal or interest in respect of the Notes including corresponding payments under any Currency Swap, any amount for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by a Relevant Jurisdiction; or

      (b) on the next Payment Date the total amount payable in respect of interest in relation to any of the Mortgage Loans for a Collection Period ceases to be receivable (whether or not actually received) by the Issuer Trustee by reason of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by a Relevant Jurisdiction, and, in each case, such obligation cannot be avoided by the Issuer Trustee taking reasonable measures available to it, the Issuer Trustee must, when so directed by the Global Trust Manager (at the Global Trust Manager's option), redeem all, but not some only, of the Notes on any subsequent Payment Date at their then Invested Amount (without double counting), subject to the following, together with accrued but unpaid interest in respect of the Notes to (but excluding) the date of redemption. Notwithstanding the foregoing, the Issuer Trustee may redeem the Notes at their Stated Amount, instead of at their Invested Amount (without double counting), together with accrued but unpaid interest in respect of the Notes to (but excluding) the date of redemption, if so approved by an Extraordinary Resolution (as defined in Condition 9.1) of the Noteholders.

      The Global Trust Manager will not direct the Issuer Trustee to, and the Issuer Trustee will not, so redeem the Notes unless the Issuer Trustee is in a position on such Payment Date to repay in respect of the Notes their then Invested Amount or Stated Amount (without double counting), as required, together with all accrued but unpaid interest to (but excluding) the date of redemption and to discharge all its liabilities in respect of amounts which are required under the Master Security Trust Deed and the Supplemental Deed to be paid in priority to or equally with the Notes as if the Deed of Charge in respect of the Trust was enforced.

      The Issuer Trustee will give not more than 60 nor less than 45 days' notice (which will be irrevocable) of the Payment Date on which a proposed redemption under this Condition 7.4 will occur to the Note Trustee, the Seller, the Principal Paying Agent, the Note Registrars,
      the Calculation Agent, the Paying Agents and the Offshore Noteholders in accordance with Condition 11.1.
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      If an event referred to in paragraph (a) of this Condition 7.4 occurs in respect of only the Offered Notes (and not any other Notes) and as a result thereof the Issuer Trustee gives notice in accordance with this Condition 7.4 that it proposes to redeem all of the Notes on the Payment Date referred to in that notice, the Offshore Noteholders may by an Extraordinary Resolution (as defined in Condition 10.3) in accordance with the Note Trust Deed elect that they do not require the Issuer Trustee to redeem the Notes. If the Offshore Noteholders make such an election they (or the Note Trustee on their behalf) must notify the Issuer Trustee and the Global Trust Manager not less than 21 days before the proposed Payment Date for the redemption of the Notes. Upon receipt of such a notice, the Issuer Trustee must not so redeem the Notes.

7.5   Certification

      For the purpose of any redemption made under Condition 7.3 or 7.4, the Issuer Trustee and the Note Trustee may rely on any certificate of an Authorised Person (as defined in the Master Trust Deed) of the Global Trust Manager that the Issuer Trustee will be in a position to repay in respect of the Offered Notes their then Invested Amount or Stated Amount (without double counting), as applicable, together with all accrued but unpaid interest to (but excluding) the date of redemption and to discharge all its liabilities in respect of amounts required under the Master Security Trust Deed and the Supplemental Deed to be paid in priority to or equally with the Offered Notes as if the Deed of Charge in respect of the Trust was enforced.

7.6   Redemption on Final Payment

      Upon a final distribution being made in respect of the Offered Notes under these Class A Note Conditions or clause 14.18 of the Supplemental Deed, the Offered Notes will thereupon be deemed to be redeemed and discharged in full and any obligation to pay any accrued but then unpaid Interest Amount or any then unpaid Invested Amount, Stated Amount or other amounts in relation to the Offered Notes will be extinguished in full.

7.7   Cancellation

      All Offered Notes redeemed in full (or deemed to be redeemed in full) pursuant to the above Class A Note Conditions will be cancelled and may not be resold or reissued.

7.8   No Payment in excess of Stated Amount

      Subject to Conditions 7.3 and 7.4, no amount of principal will be paid in respect of a Offered Note in excess of the Stated Amount of the Offered Note.

7.9   Calculation of Class A-1 Principal Amounts, Class A-3
      Principal Amounts Stated Amounts and other amounts

      (a) No later than two Business Days prior to each Payment Date, the Global Trust Manager will determine:

           (i) the amount of:

                (A) any Class A-1 Principal Amount payable in respect of each Class A-1 Note on the Payment Date; and

                (B) any Class A-3 Principal Amount payable in respect of each Class A-3 Note on the Payment Date; and

           (ii) the Stated Amount and Invested Amount of each Offered Note as at the first day of the Interest Period commencing on the Payment Date (after deduction of any Class A-1 Principal Amounts or Class A-3 Principal Amounts due to be paid in respect of such Offered Notes on that Payment Date and after making any other adjustment to the Stated Amount or the Invested Amount (as the case may be) of the Offered Note in accordance with these Class A Note Conditions on or with effect from that Payment Date); and

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           (iii)the amount of the interest payment to be made on the Payment
                Date applicable to each Offered Note.

      (b) The Global Trust Manager will notify the Issuer Trustee, the Note Trustee, the Principal Paying Agent, the Calculation Agent and the Note Registrars as soon as practical (and in any event by not later than two Business Days prior to the Payment Date) of each determination of an amount or percentage referred to in Condition 7.9(a) and will cause details of each of those determinations to be published in accordance with Condition 11.2 as soon as practical after that notification. If no Class A-1 Principal Amount or Class A-3 Principal Amount is due to be paid on the Class A-1 Notes or Class A-3 Notes (as the case may be) on any Payment Date the Global Trust Manager will cause a notice to be given in accordance with Condition 11.2 as soon as practicable (and in any event by no later than the relevant Payment Date).

8     Payments

8.1   Method of Payment

      Any instalment on account of interest or principal payable on any Offered Note which is punctually paid or duly provided for by or on behalf of or at the direction of the Issuer Trustee to the Paying Agents on the applicable Payment Date shall be paid to the person in whose name such Offered Note is registered on the relevant Record Date (as defined below), by wire transfer in immediately available funds to the account designated by such person or, if such person so requests in writing, by cheque mailed first-class, postage prepaid, to such person's address as it appears on the relevant Note Register on such Record Date.

      "Record Date" in relation to a Payment Date or any other date for any payment to be made in respect of a Offered Note means the day which is the date which is 2 Business Days before a Payment Date.

8.2   Surrender on Final Payment

      Prior to a final distribution being made in respect of the Offered Notes under clause 14 of the Supplemental Deed, the Note Trustee must notify the Offshore Noteholders on the relevant Record Date of the date upon which the Note Trustee expects that final distribution to be made and specify if that such final distribution will be payable only upon surrender of the relevant Offered Note to a Paying Agent at its specified office. No such final distribution will be made other than upon the surrender of the relevant Offered Notes and none of the Issuer Trustee, the Note Trustee, the Security Trustee or any Paying Agent will be liable to pay any additional amount to any Offshore Noteholder as a result of any delay in payment due to a Offered Note not having been surrendered in accordance with this Condition 8.2.

8.3   Paying Agents

      The initial Paying Agents and their respective specified offices are set out at the end of these Class A Note Conditions.

      The Issuer Trustee, at the direction of the Global Trust Manager, may, with the prior written approval of the Note Trustee, terminate the appointment of any Paying Agent in accordance with the Agency Agreement and appoint additional or other Paying Agents, provided that it will at all time maintain a Principal Paying Agent, for so long as the Offered Notes are listed on the Luxembourg Stock Exchange, there will be a Paying Agent with a specified office in Luxembourg for so long as it is necessary to do so to comply with the Luxembourg Stock Exchanges' listing requirements and notice of any termination or appointment of a Paying Agent or of any change in the office through which any Paying Agent will act will be given to the Offshore Noteholders in accordance with Condition 11.1.

8.4   Taxation

      All payments in respect of the Offered Notes will be made without withholding or deduction for, or on account of, any present or future taxes, duties or charges of whatsoever nature unless the Issuer Trustee or any Paying Agent is required by any applicable law to make such a withholding or deduction. In that event the Issuer Trustee or that Paying Agent (as the case may be) will, after making such withholding or deduction, account to the relevant authorities for the amount so required to be withheld or deducted.


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      Neither the Issuer Trustee nor any Paying Agent nor the Note Trustee
      will be obliged to make any additional payments in respect of the relevant Offered Notes in relation to the withholding or deduction. Immediately after becoming aware that such a withholding or deduction is or will be required, the Issuer Trustee will notify the Note Trustee, the Principal Paying Agent and the Offshore
      Noteholders in accordance with Condition 11.1, thereof.

8.5   Prescription

      A Offered Note will become void in its entirety unless surrendered for payment within a period of 10 years from the Relevant Date in respect of any payment of principal or interest thereon, the effect of which will be to reduce the Stated Amount of, and all accrued but unpaid interest on, that Offered Note to zero. After the date on which a Offered Note becomes void in its entirety, no claim can be made in respect of it.

      "Relevant Date" in respect of a Offered Note means the date on which a payment in respect thereof first becomes due or (if the full amount of the moneys payable in respect of the Offered Notes which is due on or before that date has not been duly received by the Principal Paying Agent or the Note Trustee on or prior to such date) the date on which the full amount of such moneys having been so received.

8.6   Notify Late Payments

      In the event of the unconditional payment to the Principal Paying Agent or the Note Trustee of any sum due in respect of the Offered Notes or any of them being made after the due date for payment thereof, the Issuer Trustee will forthwith give or procure to be given notice to the Offshore Noteholders in accordance with Condition 11.1 that such payment has been made.

8.7   Rounding of Payments

      All payments made to Offshore Noteholders will be rounded down to the nearest cent.

9     Enforcement following occurrence of an Event of Default

9.1   Enforcement

      The Master Security Trust Deed provides that at any time after the Security Trustee becomes actually aware of the occurrence of an Event of Default, the Security Trustee will (subject to Condition 10.4 and subject to being appropriately indemnified), if so directed by an Extraordinary Resolution of the Voting Secured Creditors, declare the Notes immediately due and payable (in which case, subject to Condition 12, the Stated Amount of, and all accrued but unpaid interest in relation to, the Offered Notes will become immediately due and payable) and enforce the Charge.

      Subject to being indemnified in accordance with the Master Security Trust Deed and to the provisions of Condition 9.2, the Security Trustee will take all action necessary to give effect to any direction in accordance with the foregoing and will comply with all such directions.

      "Voting Secured Creditors" have the same respective meanings as in the Definitions Schedule.

9.2   Security Trustee may enforce Charge without direction

      After the Security Trustee becomes actually aware of the occurrence of an Event of Default, the Security Trustee must not enforce the Deed of Charge in accordance with the Master Security Trust Deed without an Extraordinary Resolution of the Voting Secured Creditors unless, in the opinion of the Security Trustee, the delay required to obtain the consent of the Voting Secured Creditors would be prejudicial to the interests of those Voting Secured Creditors as a class.

9.3   Priority of payments from Proceeds from the enforcement of the Charge

      Following the enforcement of the Charge, all moneys received in connection with the Master Security Trust Deed and the Charge by the Security Trustee or by any receiver appointed in relation to the Secured Property pursuant to the provisions of the Master Security Trust Deed and the Deed of Charge are to be



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      applied, subject to the Master Security Trust Deed, in accordance with the order of priority contained in the Supplemental Deed.

9.4   Security Trustee and Note Trustee Not Liable for Loss on enforcement

      Except in the case of fraud, negligence or breach of trust (in the case of the Security Trustee) and, subject to the mandatory provisions of the Trust Indenture Act, fraud, negligence (except as specifically provided in the Trust Indenture Act), fraud, negligence or wilful default (in the case of the Note Trustee), neither the Note Trustee or the Security Trustee is liable for any decline in the value, nor any loss realised upon any sale or other disposition made under the Master Security Trust Deed of any Secured Property or any other property which is charged to the Security Trustee in respect of or relating to the obligations of the Issuer Trustee or the Offered Notes or relating in any way to the Secured Property. Without limitation, neither the Note Trustee nor the Security Trustee will be liable for any such decline or loss directly or indirectly arising from its acting, or failing to act, as a consequence of an opinion reached by it which, in the case of the Note Trustee, is based in good faith on advice received by it in accordance with the applicable requirements of the Note Trust Deed (and the Trust Indenture
      Act) or the Master Security Trust Deed, as the case may be. In respect of the Security Trustee only, the Security Trustee is not liable for any omission, delay or mistake or any loss or irregularity in or about the exercise, attempted exercise, non-exercise or purported exercise of any of its powers under the Master Security Trust Deed or the Deed of Charge except to the extent caused or contributed to by any fraud, negligence or breach of trust on the part of the Security Trustee.

      "Trust Indenture Act" means the Trust Indenture Act 1939 of the United States of America as in force at the date of the Note Trust Deed.

9.5 Directions from Offshore Noteholders to Note Trustee following Event of Default

      If an Event of Default has occurred and is actually known to the Note Trustee, the Note Trustee must:

      (a) notify each Offshore Noteholder of the Event of Default within 10 days (or such shorter period as may be required by the rules of any stock exchange on which the Offered Notes are listed) after becoming aware of the Event of Default, provided that, except in the case of a default in payment of principal or interest on any Offered Note, the Note Trustee may withhold such notice if and so long as the board of directors, the executive committee or a trust committee of its directors and/or its authorised officers under the Note Trust Deed in good faith determine that withholding the notice is in the interest of the Offshore Noteholders;

      (b) if a meeting of Voting Secured Creditors is to be held under the Master Security Trust Deed, determine whether it proposes to seek directions from the Offshore Noteholders as to how to vote at that meeting and, if so, whether it proposes to instruct the Security Trustee to delay the holding of that meeting while it obtains such directions from the Offshore Noteholders; and

      (c) vote at any meeting of Voting Secured Creditors held under the Master Security Trust Deed.

      In acting in accordance with the directions of the Offshore Noteholders, the Note Trustee must exercise its votes for or against any proposal to be put to a meeting of Voting Secured Creditors under the Master Security Trust Deed in the same proportion as that of the aggregate Invested Amounts of the Offered Notes held by Offshore Noteholders who have directed the Note Trustee to vote for or against such a proposal.

      If any of the Offered Notes remain outstanding and are due and payable otherwise than by reason of a default in payment of any amount due on the Offered Notes, the Note Trustee must not vote at a meeting of Voting Secured Creditors under the Master Security Trust Deed to, or otherwise direct the Security Trustee to, dispose of the Secured Property unless:

      (a) a sufficient amount would be realised to discharge in full all amounts owing to the Offshore Noteholders in respect of the Offered Notes and any other amounts owing by the Issuer Trustee to any other person ranking in priority to or with the Offered Notes; or


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      (b)  the Note Trustee is of the opinion, reached after considering at any time and from time to time the advice of a merchant bank or other financial adviser selected by the Note Trustee, that the cash flow receivable by the Issuer Trustee (or the Security Trustee under the Master Security Trust Deed) will not (or that there is a significant risk that it will not) be sufficient, having regard to any other relevant actual, contingent or prospective liabilities of the Issuer Trustee, to discharge in full in due course all the amounts referred to in paragraph (a).

      The Note Trustee need not do anything to find out if an Event of Default has occurred. Until it has actual knowledge or express notice to the contrary, the Note Trustee may assume that no such event has occurred and that the Issuer Trustee and each other party to the Transaction Documents is performing all its obligations under the Note Trust Deed and the Offered Notes.

9.6   Only Security Trustee May Enforce Charge

      Only the Security Trustee may enforce the Charge and neither the Note Trustee nor any Offshore Noteholder (nor any other Secured Creditor) is entitled to proceed directly against the Issuer Trustee to enforce the performance of any of the provisions of the Master Security Trust Deed, the Note Trust Deed, the Offered Notes or any other applicable Transaction Document, except as provided for in the Master Security Trust Deed, the Note Trust Deed, the Master Trust Deed and the Supplemental Deed. The Security Trustee is not required to act in relation to the enforcement of the Charge unless its liability is limited in a manner reasonably satisfactory to it or, if required by the Security Trustee (in its absolute discretion), it is adequately indemnified from the Secured Property or the Security Trustee receives from the Voting Secured Creditors an indemnity in a form reasonably satisfactory to the Security Trustee (which may be by way of an Extraordinary Resolution of the Voting Secured Creditors) and is put in funds to the extent necessary.

9.7   Exercise of Offshore Noteholder Rights by Note Trustee

      The rights, remedies and discretions of the Offshore Noteholders under the Note Trust Deed and the Master Security Trust Deed, including all rights to vote or to give an instruction or consent, can only be exercised by the Note Trustee on behalf of the Offshore Noteholders in accordance with the Note Trust Deed and the Master Security Trust Deed. The Security Trustee may rely on any instructions or directions given to it by the Note Trustee as being given on behalf of the Offshore Noteholders from time to time and need not inquire whether any such instructions or directions are in accordance with the Note Trust Deed, whether the Note Trustee or the Offshore Noteholders from time to time have complied with any requirements under the Note Trust Deed or as to the reasonableness or otherwise of the Note Trustee.

10 Meetings of Voting Secured Creditors, directions of Offshore Noteholders, modifications, consents, waivers and indemnities

10.1  Meetings of Voting Secured Creditors

      The Master Security Trust Deed contains provisions for convening meetings of the Voting Secured Creditors to, among other things, enable the Voting Secured Creditors to direct or consent to the Security Trustee taking or not taking certain actions under the Master Security Trust Deed; for example to enable the Voting Secured Creditors, following the occurrence of an Event of Default, to direct the Security Trustee to declare the Offered Notes immediately due and payable and/or to enforce the Charge.

10.2  Directions of Offshore Noteholders

      Under the Note Trust Deed the Note Trustee may seek directions from the Offshore Noteholders from time to time, including following the occurrence of an Event of Default. The Note Trustee shall not be responsible for having acted in good faith on a resolution purporting to have been passed at a meeting of Offshore Noteholders in respect of which minutes have been made and signed even if it is later found that there was a defect in the constitution of the meeting or the passing of the resolution or that the resolution was not valid or binding on the Offshore Noteholders.

      If the Note Trustee is entitled under the Master Trust Deed or the Master Security Trust Deed to vote at any meeting on behalf of Offshore Noteholders, the Note Trustee must vote in accordance with the directions of the Offshore Noteholders and otherwise in its absolute discretion. In acting in accordance



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      with the directions of Offshore Noteholders, the Note Trustee must exercise its votes for or against any proposal to be put to a meeting in the same proportion as that of the aggregate Invested Amounts of the Offered Notes held by Offshore Noteholders who have directed the Note Trustee to vote for or against that proposal.

10.3  Amendments to Note Trust Deed and Offered Notes

      Pursuant, and subject, to the Note Trust Deed and subject to any approval required by law, the Note Trustee, the Global Trust Manager and the Issuer Trustee may together agree, without the consent or sanction of any Offshore Noteholder, by way of supplemental deed to alter, add to or revoke (each a "modification") any provision of the Note Trust Deed or the Offered Notes (including these Class A Note Conditions) so long as such modification is not a Payment Modification (as defined below) and such modification in the opinion of the Note Trustee and based upon such independent legal advice as it may require:

      (a) is necessary or expedient to comply with the provisions of any statute or regulation or with the requirements of any governmental agency;

      (b) is made to correct a manifest error or ambiguity, or is to correct inconsistency between the provisions of any Transaction Document and the description of the provisions thereof in the related prospectus, or is of a formal, technical or administrative nature only;

      (c) is appropriate or expedient as a consequence of an amendment to any statute or regulation or altered requirements of any governmental agency or any decision of any court (including, without limitation, a modification which is in the opinion of the Note Trustee appropriate or expedient as a consequence of the enactment of a statute or regulation or an amendment to any statute or regulation or ruling by the Australian Commissioner or Deputy Commissioner of Taxation or any governmental announcement or statement or any decision of any court, in any case which has or may have the effect of altering the manner or basis of taxation of trusts generally or of trusts similar to the Trust or the trust constituted under the Note Trust Deed); or

      (d) the Issuer Trustee and the Global Trust Manager agree that it is otherwise desirable for any reason and:

           (i) is not in the opinion of the Issuer Trustee and the Global Trust Manager likely, upon coming into effect, to be materially prejudicial to the interests of Offshore Noteholders; or

           (ii) if it is in the opinion of the Issuer Trustee and the Global Trust Manager likely, upon coming into effect, to be materially prejudicial to the interests of Offshore Noteholders, the consent of an Extraordinary Resolution of the Offshore Noteholders to the alteration, addition or resolution has been obtained. For the purpose of determining whether there has been an Extraordinary Resolution of the Offshore Noteholders consenting to an alteration, addition or revocation, Offered Notes which are beneficially owned by the Issuer Trustee or the Global Trust Manager or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer Trustee or the Global Trust Manager, shall be disregarded.

      The Global Trust Manager must give the Current Rating Agencies (as defined in the Supplemental Deed) 5 Business Days' prior notice of any such modification. The Note Trustee will be entitled to assume that any proposed modification, other than a Payment Modification, will not be materially prejudicial to the interest of Offshore Noteholders if each of the Current Rating Agencies confirms in writing that if the modification is effected this will not lead to a reduction, qualification or withdrawal of the then rating given to the Offered Notes by that Current Rating Agency.

      Pursuant to the Note Trust Deed, the Note Trustee may concur with the Issuer Trustee and the Global Trust Manager in making or effecting any Payment Modification if and only if the consent has first been obtained of each Offshore Noteholder to such Payment Modification.


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      Any supplemental deed that effects any such modifications must conform to the requirements of the Trust Indenture Act and copies of any such supplemental deed must be distributed by the Issuer Trustee to the Offshore Noteholders in accordance with Condition 11.1 as soon as reasonably practicable after the modifications have been made.

      In such event, a supplement to the prospectus supplement will be prepared and a copy of it will be forwarded by the Global Trust Manager to the Luxembourg Stock Exchange. So long as the Offered Notes are listed on the Luxembourg Stock Exchange and the rules of that exchange so require, notices shall also be published in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxembourg Wort). Any such notice will be deemed to have been given on the date of such publication, or, if published more than once or on different dates, on the first date on which publication is made in the manner required in the newspaper referred to above.

      "Payment Modification" means any alteration, addition or revocation of any provision of the Transaction Documents or the Offered Notes (including these Class A Note Conditions) which modifies:

      (a) the amount, timing, place, currency or manner of payment of principal or interest in respect of the Offered Notes including, without limitation, any modification to the Stated Amount, Invested Amount, Interest Rate or Final Maturity Date in respect of the Offered Notes or to Conditions 6.9 and 7.2 or which would impair the rights of Offshore Noteholders to institute suit for enforcement of such payment on or after the due date for such payment;

      (b) the definition of the term "Extraordinary Resolution", clause 21.4 of the Note Trust Deed or the circumstances in which the consent or direction of a Special Majority of Offshore Noteholders is required;

      (c)  clause 14.18 of the Supplemental Deed; or

      (d) the requirements for altering, adding to or revoking any provision of the Note Trust Deed or the Offered Notes (including these Class A Note Conditions).

      "Extraordinary Resolution" has the meaning given in the Definitions Schedule.

10.4  Waivers, etc.

      The Security Trustee may, in accordance with the Master Security Trust Deed and without the consent or sanction of the Voting Secured Creditors (but not in contravention of an Extraordinary Resolution of the Voting Secured Creditors), waive or ignore any breach or proposed breach or determine that any event that would otherwise be an Event of Default will not be treated as such if such action, in its opinion, will not be prejudicial to the interests of the Secured Creditors.

10.5 Indemnification and Exoneration of the Note Trustee and the Security Trustee

      The Note Trust Deed and the Master Security Trust Deed contain provisions for the indemnification of the Note Trustee and the Security Trustee (respectively) and for their relief from responsibility, including provisions relieving them from taking proceedings to realise the security and to obtain repayment of the Offered Notes unless indemnified to their satisfaction. Each of the Note Trustee and the Security Trustee is entitled, subject in the case of the Note Trustee to the mandatory provisions of the Trust Indenture Act, to enter into business transactions with the Issuer Trustee and/or any other party to the Transaction Documents without accounting for any profit resulting from such transactions.

      Subject to the mandatory provisions of the Trust Indenture Act, the Note Trustee shall not be responsible for any loss, expense or liability occasioned to the Secured Property or any other property or in respect of all or any of the moneys which may stand to the credit of the Collections Account (as defined in the Supplemental Deed) from time to time however caused (including, without limitation, where caused by an act or omission of the Security Trustee) unless that loss is occasioned by the fraud, negligence or wilful default of the Note Trustee. The Security Trustee is not, nor is any receiver appointed in relation to the Secured Property pursuant to the provisions of the Master Security Trust Deed, liable or otherwise accountable for any omission, delay or mistake or any loss or irregularity in or about the exercise,

                                                                            85
------------------------------------------------------------------------------
      attempted exercise, non-exercise or purported exercise of any of the powers of the Security Trustee or of the receiver under the Master Security Trust Deed except for fraud, negligence or breach of trust.

      Except in the case of fraud, negligence (except as specifically provided in the Trust Indenture Act) or wilful default, and subject to the mandatory provisions of the Trust Indenture Act, the Note Trustee may act on the opinion or advice of, or information obtained from, any expert (including any lawyer, valuer, banker, broker, accountant, credit rating agency or lead manager) and shall not be responsible to anyone for any loss occasioned by so acting to the extent it complies with any applicable requirements of the Note Trust Deed or the Trust Indenture Act.

      Any such opinion, advice or information may be sent or obtained by letter, telex or facsimile transmission and the Note Trustee will not be liable to any Offshore Noteholder, amongst others, for acting in good faith on any opinion, advice or information purporting to be conveyed by such means even if it contains some error which is not a manifest error or is not authentic.

11    Notices

11.1  General

      Subject to Condition 11.2, all notices, other than notices given in accordance with the following paragraph and Condition 11.3, to Offshore Noteholders will be deemed given if in writing and mailed, first-class, postage prepaid to each Offshore Noteholder, at his or her address as it appears on the relevant Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Offshore Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Offshore Noteholder will affect the sufficiency of such notice with respect to other Offshore Noteholders, and any notice that is mailed in the manner herein provided will conclusively be presumed to have been duly given.

      A notice may be waived in writing by the relevant Offshore Noteholder, either before or after the event, and such waiver will be the equivalent of such notice. Waivers of notice by Offshore Noteholders will be filed with the Note Trustee but such filing will not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

      Any such notice will be deemed to have been given on the date such notice is deposited in the mail.

      In case, by reason of the suspension of regular mail services as a result of a strike, work stoppage or similar activity, it is impractical to mail notice of any event to Offshore Noteholders when such notice is required to be given, then any manner of giving such notice as the Issuer Trustee directs the Note Trustee will be deemed to be a sufficient giving of such notice.

      In addition to the above, notices to the Offshore Noteholders shall be valid if published in a leading daily newspaper in the City of New York and in London. It is expected that publication will be made in the City of New York in The Wall Street Journal and in London in the Financial Times`. Any such notice shall be deemed to have been given on the date of such publication or, if published more than once, on the date of the first such publication.

      In addition, all notices, other than notices given in accordance with the following paragraph, to the Offshore Noteholders will (for so long as the Offered Notes are listed on the Luxembourg Stock Exchange and the Luxembourg Stock Exchange so requires) be deemed to have been duly given if published in a daily newspaper of general circulation in London (which is expected to be the Financial Times) and so long as the Offered Notes are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange require, in a daily newspaper of general circulation in Luxembourg (which is expected to be the Luxembourg Wort). Any such notice will be deemed to have been given on the date of such publication, or if published more than once or on different dates, on the first date on which publication is made in the manner required in the newspaper referred to above.

11.2  Book-Entry Notes

      Unless and until the Definitive Notes have been issued in definitive form, whenever a notice or other communication to the Offshore Noteholders is required under the Note Trust Deed or any other

                                                                            86
------------------------------------------------------------------------------
      Transaction Document all such notices and communications must be given to The Depository Trust Company, Euroclear and Clearstream, Luxembourg (as the case may be) and are not required to be given to the beneficial owners of the Offered Notes. Any such notice given to the Depository Trust Company, Euroclear and Clearstream, Luxembourg (as the case may be) shall also be published in accordance with the requirements set forth in the last paragraph of Condition 11.1.

      "Definitive Note" has the same meaning as in the Agency Agreement.

11.3  Offered Note Information

      Any notice specifying a Payment Date, an Interest Rate in relation to the Offered Notes, an Interest Amount, a Class A-1 Principal Amount or Class A-3 Principal Amount (or the absence of a Class A-1 Principal Amount or Class A-3 Principal Amount), an Invested Amount, a Stated Amount or any other matter permitted to be given in accordance with this Condition 11.3, will be deemed to have been duly given if the information contained in the notice appears on the relevant page of the Reuters Screen or the Electronic information system made available to its subscribers by Bloomberg, L.P. or another similar electronic reporting service approved by the Note Trustee in writing and notified to Offshore Noteholders pursuant to Condition 11.1 (the "Relevant Screen") and (for so long as the Offered Notes are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require) if a copy of such notice is made available at the offices of the Luxembourg Paying Agent. A copy of such notice must also be forwarded by the Global Trust Manager to the Luxembourg Stock Exchange (for so long as the Offered Notes are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require). Any such notice will be deemed to have been given on the first date on which such information appeared on the Relevant Screen. If it is impossible or impracticable to give notice in accordance with this paragraph then notice of the matters referred to in this Condition will be given in accordance with Condition 11.1.

12    Limitation of liability of the Issuer Trustee

      (a) The Issuer Trustee enters into each Transaction Document, and issues the Offered Notes, only in its capacity as trustee of the Trust and in no other capacity. A liability arising under or in connection with the Offered Notes, a Transaction Document or the Trust is limited to and can be enforced against the Issuer Trustee only to the extent to which it can be satisfied out of the assets of the Trust out of which the Issuer Trustee is actually indemnified for the liability. This limitation of the Issuer Trustee's liability applies despite any other provision of any Transaction Document (other than paragraph (c) below) and extends to all liabilities and obligations of the Issuer Trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to a Transaction Document, the Offered Notes or the Trust.

      (b) In relation to the Trust, no person (including, without limitation, any Unitholder or Secured Creditor) other than the Issuer Trustee may sue the Issuer Trustee in any capacity other than as trustee of the Trust including seeking the appointment of a receiver (except in relation to the assets of the Trust), or a liquidator, an administrator or any similar person to the Issuer Trustee or prove in any liquidation, administration or arrangements of or affecting the Issuer Trustee (except in relation to the assets of the Trust).

      (c) The provisions of this Condition 12 will not apply to any obligation or liability of the Issuer Trustee to the extent that it is not satisfied because under the Master Trust Deed or the Supplemental Deed or by operation of law there is a reduction in the extent of the Issuer Trustee's indemnification out of the assets of the Trust as a result of the Issuer Trustee's fraud, negligence or breach of trust.

      (d) It is acknowledged that the Relevant Parties (as defined in the Definitions Schedule) are responsible under the Transaction Documents in relation to the Trust for performing a variety of obligations relating to the Trust. No act or omission of the Issuer Trustee (including any related failure to satisfy its obligations or breach of a representation or warranty under any Transaction Document or the Offered Notes) will be considered fraud, negligence or breach of trust of the Issuer Trustee for the purpose of paragraph (c) to the extent to which the act or omission was caused or contributed to by any failure by a Relevant Party or any other person who provides services in respect of the Trust to fulfil its obligations relating to the Trust or by any other act or

                                                                            87
------------------------------------------------------------------------------
           omission of a Relevant Party or any other such person regardless of whether or not the act or omission is purported to be done on behalf of the Issuer Trustee.

      (e) No attorney, agent, receiver or receiver and manager appointed in accordance with any Transaction Document has authority to act on behalf of the Issuer Trustee in a way which exposes the Issuer Trustee to any liability in excess of that contemplated under this Condition 12, and no act or omission of any such person will be considered fraud, negligence or breach of trust of the Issuer Trustee for the purpose of paragraph (c).

      (f) The Issuer Trustee is not obliged to do anything or refrain from doing anything under or in connection with these Class A Note Conditions or any other Transaction Document (including incur a liability) unless the Issuer Trustee's liability is limited in the same manner as set out in this Condition 12.

13    Governing law

      The Notes and the Transaction Documents (other than the Underwriting Agreement and the Mortgage Insurance Policy) are governed by, and will be construed in accordance with, the laws of the Australian Capital Territory of the Commonwealth of Australia. Each of the Issuer Trustee and the Global Trust Manager has in the Note Trust Deed irrevocably agreed for the benefit of the Note Trustee and the Offshore Noteholders that the courts of the Australian Capital Territory are to have non-exclusive jurisdiction to settle any disputes which may arise out of or in connection with the Note Trust Deed and the Offered Notes.

                                Agents

     Principal Paying Agent:    The Bank of New York, New York
                                101 Barclay Street, 21W
                                New York
                                New York, 10286

     Class A-1 Note Registrar   The Bank of New York, New York
     and Class A-3 Note         101 Barclay Street, 21W
     Registrar:                 New York
                                New York, 10286

                                or

                                c/o The Bank of New York, London
                                Branch
                                48th Floor
                                One Canada Square
                                London E14 5AL

     London Paying Agent and    The Bank of New York, London
     Calculation Agent:         Branch
                                48th Floor
                                One Canada Square
                                London E14 5AL

     Luxembourg Paying Agent    Deutsche Bank Luxembourg S.A.
     and Luxembourg Listing
     Agent

                                                                            88
------------------------------------------------------------------------------
Execution Page


------------------------------------------------------------------------------

Issuer Trustee

SIGNED, SEALED AND DELIVERED    )
by Kate Hamblin................ )
as attorney for PERPETUAL       )
TRUSTEE COMPANY LIMITED under   )
power of attorney dated ....... )
                                )
in the presence of:             )
                                )
/s/ Ian Edmonds-Wilson          )     /s/ Kate Hamblin
................................ )     ............................
Signature of witness            )     By executing this deed the
                                )     attorney states that the
Ian Edmonds-Wilson              )     attorney has received no
................................ )     notice of revocation of the
Name of witness (block letters) )     power of attorney




GLOBAL TRUST MANAGER

SIGNED SEALED AND DELIVERED     )
by Michael White                )
                                )
as attorney for NATIONAL        )
GLOBAL MBS TRUST MANAGER PTY    )
LTD under power of attorney     )
dated 21 September 2004 in the  )
presence of:                    )     /s/ Michael White
                                )     ............................
                                )     By executing this deed the
/s/ Jason Elphick               )     attorney states that the
................................ )     attorney has received no
Signature of witness            )     notice of revocation of the
                                )     power of attorney
Jason Elphick                   )
................................ )
Name of witness (block letters)

                                                                            89
------------------------------------------------------------------------------



Note Trustee

SIGNED, SEALED AND DELIVERED    )
by Yvonne Yap.................. )
as authorised signatory for     )
THE BANK OF NEW YORK, NEW YORK  )
in the presence of:             )
                                )
/s/ Vanessa Loh                 )     /s/ Yvonne Yap
.................................)     ............................
Signature of witness            )     By executing this deed the
                                )     signatory states that the
Vanessa Loh                     )     signatory has received no
.................................)     notice of revocation of the
Name of witness (block letters) )     authorisation under which
                                      this deed is signed, sealed
                                      and delivered

                        -----------------------------
                              Dated 28 September
                                     2004

                          National RMBS Trust 2004-1
                                Note Trust Deed

                           Perpetual Trustee Company
                                    Limited
                              ("Issuer Trustee")
                         National Global MBS Manager
                                    Pty Ltd
                            ("Global Trust Manager)
                           The Bank of New York, New
                                     York
                         ("Note Trustee", "Class A-1
                             Note Registrar", and
                         ("Class A-3 Note Registrar")
                                      and
                             The Bank of New York,
                                 London Branch






                           Mallesons Stephen Jaques
                                  Solicitors

                            Governor Phillip Tower
                                1 Farrer Place
                                Sydney NSW 2000
                          Telephone (61 2) 9296 2000
                             Fax (61 2) 9296 3999
                                 DX 113 Sydney
                                  Ref: EN/SRF

                          (C)Mallesons Stephen Jaques

                                                                         (i)
------------------------------------------------------------------------------
Contents                Note Trust Deed
------------------------------------------------------------------------------

                    1    Definitions and Interpretation           1

                         Definitions Schedule                     1
                         Interpretation                           2
                         Appointment of the Note Trustee          3
                         Interpretation of provisions
                         incorporated from TIA                    3
                         Opinion of Counsel                       4

                    2    Covenant to Pay                          4

                         Covenant to Pay                          4
                         Discharge                                4
                         Payment after an Event of Default        5
                         Rate of Interest after an Event of
                         Default                                  5

                    3    Amount, Form and issue of Offshore Notes 5

                         Aggregate Amount and Denomination        5
                         Description and Form of Offshore Notes   5
                         Initial issue as Book-Entry Notes        6
                         Issue of Definitive Notes                7
                         Indemnity for non-issue of Definitive
                           Notes                                  8

                    4    Offshore Note Registers                  8

                         Provision of Offshore Noteholder
                         Information                              9
                         Offshore Note Register Conclusive        9

                    5    Stamp duties                             9


                    6    Application of moneys received by the
                         Note Trustee                            10

                         Declaration of Trust                    10
                         Accumulation                            10
                         Investment                              10

                    7    Covenants                               11

                         The Issuer Trustee and the Global Trust
                           Manager                               11
                         Covenants between Issuer Trustee and
                           Global Trust Manager                  14

                    8    Enforcement                             15

                         Actions following Event of Default      15
                         Evidence of default                     16
                         Overdue interest                        17
                         Restrictions on enforcement             17
                         Liability for Enforcement               17

                    9    Proceedings                             18

                         Acting only on direction                18
                         Security Trustee acting                 18
                         Note Trustee alone entitled to act      19

                    10   Remuneration and indemnification of the
                           Note Trustee                          19

                         Normal remuneration                     19
                         Extra remuneration                      19
                         Expenses                                20

                                                                         (ii)
------------------------------------------------------------------------------
                         Indemnity                               20
                         Continuing effect                       20
                         Supplemental Deed                       20

                    11   Supplemental Provisions                 20

                         Liability to Account                    20
                         Offshore Notes                          21
                         Advice                                  21
                         Note Trustee to assume performance      21
                         Resolutions of Offshore Noteholders     21
                         Reliance                                21
                         Certificate signed by Authorised Person 22
                         Signatures                              22
                         Deposit of documents                    23
                         Discretion                              23
                         Agents                                  23
                         Delegation                              23
                         Application to Court                    23
                         Interests of Offshore Noteholders       23
                         Assumption as to Prejudice              24
                         Ratings                                 24
                         Validity of Transaction Documents       24
                         Defect in Security                      24
                         Offshore Noteholders Responsible        25
                         Limit on Obligation                     25
                         No liability for breach                 25
                         Dispute or ambiguity                    25
                         Loss to charged property                25
                         Forged Offshore Notes                   25
                         Confidentiality                         26
                         Disclosure                              26
                         Determinations conclusive               26
                         Currency conversion                     26
                         Offshore Notes held by the Issuer
                         Trustee etc                             26
                         Legal opinions                          26
                         No liability for tax on payments        26
                         Powers additional                       27

                    12   Note Trustee liable for negligence      27


                    13   Note Trustee not precluded from
                           entering into contracts               27


                    14   Duties of Note Trustee                  27

                         Duties prior to an Event of Default     27
                         Duties following an Event of Default    28
                         Certain Limitations of Liability where
                           Acting in Good Faith                  28
                         Note Trustee Not Relieved of Liability
                           for Negligence                        28
                         Preferred Collection of Claims Against
                           Issuer Trustee                        28
                         Compliance with Section 310 of the TIA  28
                         Transaction Documents                   29

                    15   Amendment                               29

                         Amendment by Note Trustee               29

                                                                         (iii)
------------------------------------------------------------------------------
                         Amendments requiring consent of all
                           Offshore Noteholders                  30
                         Compliance with TIA                     30
                         No Current Rating Agency downgrade      30
                         Distribution of amendments              31
                         Amendments binding on Offshore
                           Noteholders                           31

                    16   Reports                                 31

                         Reports by Note Trustee                 31
                         Reports by Global Trust Manager         31
                         Restricted Securities                   32

                    17   Appointment, retirement and removal of
                           the Note Trustee                      32

                         Appointment                             32
                         Retirement of Note Trustee              32
                         Removal by Issuer Trustee               33
                         Note Trustee may Retire                 34
                         Appointment of substitute note
                           trustee by Offshore Noteholders       34
                         Successor to Note Trustee               34
                         Issuer Trustee and Global Trust
                           Manager cannot be appointed           35
                         No Limitation of TIA                    35

                    18   Offshore Notes held in Clearing Systems
                           and Notices                           35

                         Offshore Notes held in Clearing Systems 35

                    19   Currency indemnity                      36

                         Currency of account and payment         36
                         Extent of discharge                     36
                         Indemnity                               36
                         Indemnity separate                      36

                    20   Representations and warranties          36

                         By the Issuer Trustee                   36
                         By the Global Trust Manager             37
                         By the Note Trustee                     38

                    21   Notices                                 39

                         Notices                                 39
                         Initial addresses                       39
                         Time effective                          40
                         Receipt                                 40

                    22   Limited recourse                        41


                    23   Termination                             41


                    24   Trust Indenture Act                     41

                         Certificates and opinions               41
                         Undertaking for Costs                   42
                         Exclusion of section 316(a)(1)          43
                         Unconditional rights of Offshore
                           Noteholders to receive principal
                           and interest                          43

                                                                         (iv)
------------------------------------------------------------------------------
                         Conflict with Trust Indenture Act       43

                    25   Miscellaneous                           43

                         Certificate                             43
                         Exercise of rights                      44
                         Waiver and variation                    44
                         Supervening legislation                 44
                         Approvals and consent                   44
                         Remedies cumulative                     44
                         Indemnities                             44
                         Time of the essence                     45
                         Receipts                                45
                         Acknowledgment                          45
                         Disclosure of information               45
                         Rights cumulative                       45
                         Signatures                              45
                         Meetings                                46

                    26   Governing law                           46

                         Governing Law                           46
                         Submission to jurisdiction              46
                         Service                                 46

                    27   Counterparts                            46


                    Schedule 1   Form of Book-Entry Note         47


                    Schedule 2   Form of Definitive Note         53


                    Schedule 3   Provisions for Meetings of
                                   Offshore Noteholders          57


                    Schedule 4   Conditions of the Offshore
                                   Notes                         65

                    Sections in italics are included by way of
                         explanation only and do not constitute
                         part of the terms and conditions of the
                         Offered Notes.                          65

                                                                         (v)
------------------------------------------------------------------------------
                  TRUST INDENTURE ACT - CROSS REFERENCE TABLE

[This Cross Reference Table does not, for any purpose, form part of this Note Trust Deed.] "NA" means not applicable.

            Trust Indenture Act         Clause Reference
                  Section
           ----------------------------------------------------
                 310(a)(1)       22.3(g), 15.7-9, 18.3(b), 18.4,
                                             18.5
           ----------------------------------------------------
                 310(a)(2)              15.7, 15.8, 15.9
           ----------------------------------------------------
                 310(a)(3)                    18.7
           ----------------------------------------------------
                 310(a)(4)
           ----------------------------------------------------
                 310(a)(5)                   18.12
           ----------------------------------------------------
                   310(b)                 15.9, 18.13
           ----------------------------------------------------
                   310(c)
           ----------------------------------------------------
                   311(a)                     15.6
           ----------------------------------------------------
                   311(b)                     15.6
           ----------------------------------------------------
                   311(c)
           ----------------------------------------------------
                   312(a)                   4.2, 4.3
           ----------------------------------------------------
                   312(b)                     4.3
           ----------------------------------------------------
                   312(c)                     4.4
           ----------------------------------------------------
                   313(a)                     17.1
           ----------------------------------------------------
                 313(b)(1)                    17.1
           ----------------------------------------------------
                 313(b)(2)                 17.1, 22.3
           ----------------------------------------------------
                   313(c)                     17.1
           ----------------------------------------------------
                   313(d)                     17.1
           ----------------------------------------------------
                 314(a)(1)               17.2(a), 17.2
           ----------------------------------------------------
                 314(a)(2)                  17.2(b)
           ----------------------------------------------------
                 314(a)(3)                  17.2(c)
           ----------------------------------------------------
                 314(a)(4)                   7.2(b)
           ----------------------------------------------------
                   314(b)                    7.2(h)
           ----------------------------------------------------
                   314(c)                   25.1(a)
           ----------------------------------------------------
                   314(d)                   25.1(b)
           ----------------------------------------------------
                   314(e)                   25.1(c)
           ----------------------------------------------------
                   314(f)
           ----------------------------------------------------
                   315(a)                     15.2
           ----------------------------------------------------
                   315(b)                    8.1(a)
           ----------------------------------------------------
                   315(c)                     15.3
           ----------------------------------------------------

                                                                         (vi)
------------------------------------------------------------------------------
            Trust Indenture Act         Clause Reference
                  Section
           ----------------------------------------------------
                   315(d)                  15.5, 11.5
           ----------------------------------------------------
                   315(e)                     25.2
           ----------------------------------------------------
                 316(a)(1)                    25.3
           ----------------------------------------------------
                 316(a)(2)                    16.2
           ----------------------------------------------------
                   316(b)                     25.4
           ----------------------------------------------------
                   316(c)                     22.4
           ----------------------------------------------------
                 317(a)(1)                    8.3
           ----------------------------------------------------
                 317(a)(2)                    8.3
           ----------------------------------------------------
                   317(b)                    7.2(i)
           ----------------------------------------------------
                   318(a)                     25.5
           ----------------------------------------------------